UMB SCOUT FUNDS

                                                     PROSPECTUS OCTOBER 31, 2007




Stock Fund [UMBSX]

Growth Fund [UMBOX]

Mid Cap Fund [UMBMX]

Small Cap Fund [UMBHX]

International Fund [UMBWX]

Bond Fund [UMBBX]

Money Market Fund -- Federal Portfolio --
Investor Class Shares [UMFXX]

Money Market Fund -- Prime Portfolio --
Investor Class Shares [UMPXX]

Tax-Free Money Market Fund --
Investor Class Shares [UMTXX]






SHARES OF THE FUNDS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.







                             O P P O R T U N I T Y  B E Y O N D  T O M O R R O W
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PROSPECTUS                                                      OCTOBER 31, 2007
                                                        TOLL-FREE 1-800-996-2862



UMB SCOUT STOCK FUND           UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO -
UMB SCOUT GROWTH FUND             INVESTOR CLASS SHARES
UMB SCOUT MID CAP FUND         UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO -
UMB SCOUT SMALL CAP FUND          INVESTOR CLASS SHARES
UMB SCOUT INTERNATIONAL FUND   UMB SCOUT TAX-FREE MONEY MARKET FUND -
                                  INVESTOR CLASS SHARES
UMB SCOUT BOND FUND


INVESTMENT ADVISOR:                             DISTRIBUTOR:
SCOUT INVESTMENT ADVISORS, INC.                 UMB DISTRIBUTION SERVICES, LLC
Kansas City, Missouri                           Milwaukee, Wisconsin



TABLE OF CONTENTS


INFORMATION ABOUT THE FUNDS
  Investment Objectives and Principal Investment Strategies ...............    2
  Principal Risk Factors ..................................................    7
  Past Performance ........................................................   10
  Fees and Expenses .......................................................   15
  Investment Advisor and Portfolio Managers ...............................   17
  Financial Highlights ....................................................   20

BUYING, SELLING AND EXCHANGING SHARES
  Before You Invest .......................................................   25
  Buying Shares ...........................................................   26
  Selling Shares ..........................................................   29
  Exchanging Shares .......................................................   31
  Special Features and Services ...........................................   33
  Other Shareholder Information ...........................................   34
  Dividends, Distributions and Taxes ......................................   35




THIS PROSPECTUS RELATES SOLELY TO THE UMB SCOUT STOCK, GROWTH, MID CAP, SMALL CAP, INTERNATIONAL AND BOND FUNDS AND THE INVESTOR CLASS SHARES OF EACH OF THE UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO, UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO AND UMB SCOUT TAX-FREE MONEY MARKET FUND (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS"). THE SERVICE CLASS SHARES OF THE UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO, UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO AND UMB SCOUT TAX-FREE MONEY MARKET FUND (COLLECTIVELY, THE "MONEY MARKET FUNDS") ARE OFFERED THROUGH A SEPARATE PROSPECTUS. YOU SHOULD CONSIDER THE FUNDS' INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. FOR A PROSPECTUS FOR THE SERVICE CLASS SHARES, INCLUDING OTHER INFORMATION ABOUT THE FUNDS, PLEASE CALL 1-800-996-2862 OR VISIT UMBSCOUTFUNDS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

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INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

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UMB SCOUT FUND                                 INVESTMENT OBJECTIVE
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UMB SCOUT STOCK FUND                    Long-term growth of capital and income.

UMB SCOUT INTERNATIONAL FUND
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UMB SCOUT GROWTH FUND                   Long-term growth of capital.
UMB SCOUT MID CAP FUND
UMB SCOUT SMALL CAP FUND
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UMB SCOUT BOND FUND                     Maximum current income consistent with
                                        quality and maturity standards.
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UMB SCOUT MONEY MARKET FUND -           Maximum income consistent with safety of
FEDERAL PORTFOLIO                       principal and liquidity.

UMB SCOUT MONEY MARKET FUND -
PRIME PORTFOLIO
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UMB SCOUT TAX-FREE MONEY MARKET FUND    Highest level of income exempt from
                                        federal income tax consistent with
                                        quality and maturity standards.
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INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES:

Each Fund's investment objective may be changed by the Board without shareholder approval. If the Board approves a change in a Fund's investment objective, shareholders will be given advance written notice of the change. Each Fund intends to pursue its objective by investing as described below and will dispose of portfolio holdings any time that the Fund's investment advisor, Scout Investment Advisors, Inc. (the "Advisor"), believes that they are no longer suitable for achieving the Fund's objective. The principal risk factors associated with each Fund are noted in each case and are described in more detail in the Principal Risk Factors section.


UMB SCOUT STOCK FUND


OBJECTIVE: LONG-TERM GROWTH OF CAPITAL AND INCOME.
PRINCIPAL RISKS: MARKET RISKS, VALUE INVESTING RISKS,
                 INTERNATIONAL INVESTING RISKS.


To pursue its objective, the Fund invests in a diversified portfolio consisting primarily of common stocks. The Fund normally invests at least 80% of its net assets in common stocks. Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs. Current yield is also a consideration for the Fund.

HOW DOES THE FUND CHOOSE SECURITIES IN WHICH TO INVEST? In selecting securities for the Fund, the Advisor initially applies a "top-down" approach, focusing on an analysis of prevailing economic, political and market conditions, and forming an opinion as to which economic sectors have the best prospects in view of those conditions. Once desirable sectors or industries are identified, the Advisor applies a "bottom-up" fundamental approach that focuses on the fundamental financial characteristics and condition of each company being considered for investment. The Fund will generally invest in equity securities that the Advisor believes are undervalued and have above-average ability to increase their earnings, cash flow and dividend streams. These stocks often have above-average dividend yields. The Advisor seeks to identify and invest in companies with one or more of the following characteristics:

     o    strong business fundamentals and prospects;
     o    financial strength, including excess cash and/or manageable debt;
     o    conservative accounting practices;
     o    potential for excess cash flow and strong earnings; and
     o attractive prices in relation to appropriate valuation measures, whether due to negative market sentiments, short-term set backs, or other reasons.


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  THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF, NOR
  GUARANTEED BY, UMB BANK, N.A. ("UMB") OR ANY OTHER BANKING INSTITUTION. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER UNITED STATES GOVERNMENT AGENCY. THESE SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL INVESTED.
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2                                                     UMB SCOUT FUNDS PROSPECTUS
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If the Advisor believes that negative economic or market conditions make it difficult to achieve growth of capital through common stock investments, the Fund may seek to earn income by investing a higher percentage of its assets in dividend-paying common stocks. The Fund may also invest a portion of its net assets (up to 20%) in preferred stocks, fixed-income securities convertible or exchangeable into common stocks, high-grade bonds or other investments that may provide income, including cash and money market securities. Common stocks are equity securities that represent a proportionate share of the ownership of a company. The value of common stocks is based on the success of a company's business, any income paid to stockholders, the value of the company's assets, and general market conditions. Preferred stocks also are equity securities.

Common stocks are equity securities that represent a proportionate share of the ownership of a company. The value of common stock is based on the success of a company's business, any income paid to stockholders, the value of the company's assets, and general market conditions. Preferred stocks also are equity securities. Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the company is liquidated.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment.


UMB SCOUT GROWTH FUND


OBJECTIVE: LONG-TERM GROWTH OF CAPITAL.
PRINCIPAL RISKS: MARKET RISKS, GROWTH INVESTING RISKS, PORTFOLIO TURNOVER RISKS
                 INTERNATIONAL INVESTING RISKS.


To pursue its objective, the Fund invests in a diversified portfolio consisting primarily of common stocks. The Fund normally invests in companies believed to have favorable growth potential and financial characteristics, combined with an attractive or undervalued stock price.

HOW DOES THE FUND CHOOSE SECURITIES IN WHICH TO INVEST? In selecting securities for the Fund, the Advisor applies a "top-down" approach, focusing initially on an analysis of prevailing economic, political and market conditions. Securities are also selected based on the Advisor's opinion as to which economic sectors have the best prospects in view of those conditions. Once desirable sectors or industries are identified, the Fund buys stock of companies that the Advisor believes have above-average ability to increase their earnings and sales. The Advisor believes that a company exhibiting the greatest potential for profitability and growth possesses superior characteristics, which can be derived from the following fundamental growth screens:

     o    five-year historical growth in earnings per share;
     o    consistency of earnings per share growth;
     o    growth in sales;
     o    return on equity; and
     o    debt to total capitalization.

The Fund may also invest a portion of its assets (up to 20%) in preferred stocks, fixed-income securities convertible or exchangeable into common stocks, high-grade bonds or other investments that may provide income, including cash and money market securities.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment.





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OCTOBER 31, 2007                                                               3
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UMB SCOUT MID CAP FUND

OBJECTIVE: LONG-TERM GROWTH OF CAPITAL.
PRINCIPAL RISKS: MARKET RISKS, MID CAP AND SMALL CAP COMPANY RISKS,
  GROWTH INVESTING RISKS, VALUE INVESTING
RISKS, REAL ESTATE INVESTMENT TRUST RISKS, INTERNATIONAL INVESTING RISKS,
  PORTFOLIO TURNOVER RISKS.

The Fund pursues its objective by investing primarily in common stocks of mid cap companies. Under normal circumstances, at least 80% of the Fund's net assets will be invested in mid cap equity securities. Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs. Mid cap equity securities are securities issued by companies with market capitalizations (share price multiplied by the number of shares outstanding), at the time of purchase, between $1.5 billion and $17 billion. The Fund maintains a portfolio of investments diversified across companies and economic sectors.

HOW DOES THE FUND CHOOSE SECURITIES IN WHICH TO INVEST? The Advisor normally invests the Fund's assets in a diversified portfolio of equity securities (common stocks, preferred stocks, securities convertible or exchangeable into common stocks, rights, warrants, and real estate investment trusts ("REITs")). The Advisor seeks to invest in the securities of companies that are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. In making investment decisions, the Advisor may consider fundamental factors such as cash flow, financial strength, profitability, statistical valuation measures, potential or actual catalysts that could move the share price, accounting practices, management quality, risk factors such as litigation, the estimated fair value of the company, general economic and industry conditions, and additional information as appropriate.

The equity securities in which the Fund invests include common stocks, preferred stocks, securities convertible or exchangeable into common stocks, rights, warrants, and REITs. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Warrants and similar rights in which the Fund may invest are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. REITs are companies that invest primarily in income producing real estate or real estate related loans or interests.

The Fund will invest primarily in securities of U.S. companies, but may invest up to 20% of the portfolio in foreign companies, American Depositary Receipts ("ADRs") or Global Depositary Receipts ("GDRs"). Depositary receipts are typically issued by banks or trust companies representing ownership interests of securities issued by foreign companies.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or those types of money market investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment.


UMB SCOUT SMALL CAP FUND

OBJECTIVE: LONG-TERM GROWTH OF CAPITAL.
PRINCIPAL RISKS: MARKET RISKS, SMALL CAP COMPANY RISKS, GROWTH INVESTING RISKS,
  VALUE INVESTING RISKS, PORTFOLIO TURNOVER RISKS.

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities (mostly common stocks) of small cap companies located anywhere in the United States. Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs. Small cap companies are those with a market capitalization of $2.5 billion or less at the time of purchase.

HOW DOES THE FUND CHOOSE SECURITIES IN WHICH TO INVEST? The Advisor normally invests the Fund's assets in a diversified portfolio of equity securities (mostly common stocks, but also preferred stocks, securities convertible or exchangeable into common stocks, rights and warrants) that are selected based upon the Advisor's perception of their above-average potential for long-term growth of capital. Specifically, from a fundamental aspect, the Advisor looks for companies that possess strong balance sheets and, over a business cycle, produce free cash flow. Further, the Advisor seeks companies where there are catalysts for growth in the cash flow stream. In addition, the Advisor examines the technical characteristics of the company's stock, seeking to find the characteristics which typically accompany a developing uptrend in the stock's price. While trying to maximize the growth potential of the Fund's portfolio of investments, the Advisor also seeks to obtain securities for the Fund that are selling at a reasonable valuation in view of their expected growth rate.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or those types of money market investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment.


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4                                                     UMB SCOUT FUNDS PROSPECTUS
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UMB SCOUT INTERNATIONAL FUND

OBJECTIVE: LONG-TERM GROWTH OF CAPITAL AND INCOME.
PRINCIPAL RISKS: MARKET RISKS, INTERNATIONAL INVESTING RISKS.

The Fund normally pursues its objective by investing in a diversified portfolio consisting primarily of equity securities of established companies either located outside the United States or whose primary business is carried on outside the United States. Equity securities include common stocks and depositary receipts (receipts typically issued by banks or trust companies representing ownership interests of securities issued by foreign companies). The Fund normally invests at least 80% of its net assets in equity securities as described above.

HOW DOES THE FUND CHOOSE SECURITIES IN WHICH TO INVEST? In selecting securities for the Fund, the Advisor applies a "top-down" approach, looking first at the economic, political and market conditions of the various countries in which the Fund may invest. Securities are also selected based on the Advisor's opinion as to which economic sectors have the best prospects in view of prevailing global, domestic and local economic conditions. The Fund primarily invests in securities of seasoned companies that are known for the quality and acceptance of their products or services and for their ability to generate profits and/or dividends. Seasoned companies are considered to be companies that have been in existence for at least three years.

The Fund will attempt to generate a favorable total return consisting of interest, dividend and other income, if any, and appreciation in the value of the Fund's securities by investing in equity securities which, in the opinion of the Advisor, offer good growth potential and in many cases pay dividends. The Advisor will look at such factors as the company's assets, personnel, sales, earnings and location of its corporate headquarters to determine the value of the company as well as whether more than 50% of such assets, personnel, sales or earnings are located outside the United States and therefore whether the company's primary business is carried on outside the United States.

The Advisor believes the intrinsic worth and consequent value of the stock of most well-managed and successful companies usually do not change rapidly, even though wide variations in the price may occur. So, normally, long-term positions in stocks will be taken and maintained while the companies' record and prospects continue to meet with the Advisor's approval.

Generally, the Fund does not intend to invest more than 25% of its net assets in any one country and intends to diversify investments among industries and among a number of countries throughout the world. However, the Fund may temporarily invest a substantial portion of its assets in one or more countries if economic and business conditions warrant such investment. The Fund will invest no more than 20% of its net assets in investments in developing countries.

If the Advisor believes negative economic or market conditions make it more difficult to achieve growth of capital, the Fund may seek to earn income by investing a higher percentage of its assets in dividend-paying stocks. The Fund may also invest a portion of its net assets (up to 20%) in preferred stocks, high-grade bonds, fixed-income securities convertible or exchangeable into common stocks, or other investments that may provide income, including cash and money market securities. In such cases, the Fund will resume investing primarily in equity securities when conditions warrant.

The Fund may purchase foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to seek to minimize currency value fluctuations. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract.

The Fund will not engage in forward foreign currency exchange contracts for speculative purposes. Rather, the Fund's dealings in forward foreign currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. The contracts may be bought or sold to protect the Fund, to some degree, from a possible loss resulting from an adverse change in relationship between foreign currencies and the United States dollar. Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, they may limit any potential gain which may result should the value of such currency increase.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment.

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OCTOBER 31, 2007                                                               5
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UMB SCOUT BOND FUND

OBJECTIVE: MAXIMUM CURRENT INCOME CONSISTENT WITH QUALITY AND MATURITY
  STANDARDS.
PRINCIPAL RISKS: FIXED-INCOME RISKS AND MORTGAGE-BACKED SECURITIES RISKS.

The Fund normally pursues its objective by investing at least 80% of its net assets in a diversified portfolio of fixed-income obligations. Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs. The Advisor may also consider total return when selecting investments for the Fund.

HOW DOES THE FUND CHOOSE SECURITIES IN WHICH TO INVEST? The Fund normally invests at least 80% of its assets in fixed-income instruments issued by the United States government and its agencies, or corporations or other business organizations. The Fund also invests in mortgage-backed securities. The Fund's investments in securities issued by corporations or other business entities will be rated, at the time of purchase, within the top three classifications of Moody's Investor Service, Inc. ("Moody's") (Aaa, Aa, A) or Standard & Poor's(R) Ratings Group ("S&P(R)") (AAA, AA, A).

The overall weighted average maturity of the Fund normally will be three to seven years, although the Fund may purchase individual obligations of 20 years or longer to maturity. The Advisor may adjust the overall weighted average maturity when economic or market conditions make it desirable and the Advisor believes that the adjustment is in the best interest of shareholders.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions, unanticipated expenses and to provide portfolio flexibility. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or those types of investments for temporary defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment.


UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO AND UMB SCOUT MONEY MARKET FUND
  - PRIME PORTFOLIO

OBJECTIVE: MAXIMUM INCOME CONSISTENT WITH SAFETY OF PRINCIPAL AND LIQUIDITY. PRINCIPAL RISKS: FIXED-INCOME RISKS.

The Funds pursue their objective by investing in high-quality, short-term debt instruments. The UMB Scout Money Market Fund -Federal Portfolio ("Federal Portfolio") only invests in United States government securities, while the UMB Scout Money Market Fund - Prime Portfolio ("Prime Portfolio") invests in United States government securities and may also invest in other money market securities. Each Fund seeks to maintain a stable net asset value of $1.00 per share. Each Fund will maintain a weighted average maturity of 90 days or less.

HOW DO THE FUNDS CHOOSE SECURITIES IN WHICH TO INVEST? The Advisor selects only high-quality, short-term obligations in which to invest. Examples of these securities follow.

   FEDERAL PORTFOLIO -- Only invests in the following United States government securities:

     o Direct obligations of the United States government, such as Treasury bills, notes and bonds.

     o Obligations of United States government agencies and instrumentalities which are secured by the full faith and credit of the United States Treasury (the "Treasury"); or which are secured by the right of the issuer to borrow from the Treasury; or are supported by the credit of the government agency or instrumentality itself.

     The Federal Portfolio may also invest in repurchase agreements secured by the above types of securities.

   PRIME PORTFOLIO -- In addition to the securities eligible for purchase by the Federal Portfolio described above, the Prime Portfolio may also invest in:

     o Domestic short-term obligations issued by larger United States commercial banks and Savings and Loan Associations which are members of the Federal Deposit Insurance Corporation, or holding companies of such banks and savings and loans.

     o Short-term obligations issued by companies that meet the high credit-quality standards of the Prime Portfolio.

INVESTMENTS IN THE UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO AND UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO ARE NOT DEPOSITS IN UMB OR ITS AFFILIATES AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

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6                                                     UMB SCOUT FUNDS PROSPECTUS
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UMB SCOUT TAX-FREE MONEY MARKET FUND

OBJECTIVE: HIGHEST LEVEL OF INCOME EXEMPT FROM FEDERAL INCOME TAX CONSISTENT
  WITH QUALITY AND MATURITY STANDARDS.
PRINCIPAL RISKS: FIXED-INCOME RISKS, MUNICIPAL RISKS, TAX RISKS.

In addition to its stated investment objective, the UMB Scout Tax-Free Money Market Fund further seeks to maintain a stable net asset value of $1.00 per share.

HOW DOES THE FUND CHOOSE SECURITIES IN WHICH TO INVEST? As a tax-free money market fund, the Fund invests primarily in high-quality, short-term debt obligations that are exempt from federal income tax. Normally, the Fund will invest at least 80% of its net assets in securities that are exempt from federal income tax. This 80% policy is fundamental, which means that it cannot be changed by the Board without first obtaining shareholder approval. The Fund may invest any remaining balance in taxable money market instruments, on a temporary basis, when the Advisor believes it is in the best interest of shareholders. Such taxable instruments include obligations of the United States government, its agencies and instrumentalities; certain certificates of deposit and bankers acceptances; or certain commercial paper.

AN INVESTMENT IN THE UMB SCOUT TAX-FREE MONEY MARKET FUND IS NOT A DEPOSIT IN UMB OR ITS AFFILIATES AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. INCOME FROM THE FUND MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX, AS WELL AS STATE AND LOCAL TAXES.



PRINCIPAL RISK FACTORS

As with any mutual fund, there is a risk that you could lose money by investing in the Funds.

MARKET RISKS

The UMB Scout Stock, Growth, Mid Cap, Small Cap and International Funds normally invest in equity securities. Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time, sometimes rapidly and unpredictably. When the value of a Fund's equity securities goes down, your investment in the Fund decreases in value. Different types of investments shift in and out of favor depending on market and economic conditions that may affect individual companies or industries, or the securities market as a whole. At various times, stocks will be more or less favorable than bonds, and small company stocks will be more or less favorable than large company stocks. Because of this, the Funds will perform better or worse than other types of funds depending on what is in favor, and the value of these Funds may go down.

VALUE INVESTING RISKS

The UMB Scout Stock Fund utilizes, and the UMB Scout Mid Cap and Small Cap Funds can utilize, a value bias in choosing the securities for a Fund's portfolio. A value stock is one that trades at an attractive price relative to the company's intrinsic value. A value stock may not increase in price as anticipated by the Advisor if other investors fail to recognize the company's value or the factors that the Advisor believes will increase the price of the security do not occur.

GROWTH INVESTING RISKS

The UMB Scout Growth Fund utilizes, and the UMB Scout Mid Cap and Small Cap Funds can utilize, a "growth investing style" in choosing securities for the Fund's portfolio. A growth stock is stock of a company which is growing earnings and/or revenue faster than its industry or the overall market. A slower growth or recessionary economic environment could have an adverse effect on the price of growth stocks. Historically, growth investments have performed best during the later stages of economic expansion. Therefore, the growth investing style may go in and out of favor. At times when the growth investing style used is out of favor, the Fund may underperform other equity funds that use different investing styles.

MID CAP AND SMALL CAP COMPANY RISKS

The UMB Scout Mid Cap Fund invests primarily in mid cap companies. The UMB Scout Small Cap Fund invests primarily in small cap companies. Generally, mid cap and small cap companies, which are often less seasoned, have more potential for rapid growth. However, they often involve greater risk than large cap companies and these risks are passed on to funds that invest in them. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of mid cap and small cap companies are generally more volatile than the securities of larger, more established companies. Investments in the UMB Scout Mid Cap Fund and UMB Scout Small Cap Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. While these risks cannot be eliminated, the Advisor tries to minimize risk by diversifying each Fund's investments across different companies and economic sectors.


--------------------------------------------------------------------------------
OCTOBER 31, 2007                                                               7

--------------------------------------------------------------------------------

FIXED-INCOME RISKS

Yields and principal values of debt securities (bonds) will fluctuate. Generally, values of debt securities change inversely with interest rates. As interest rates go up, the value of debt securities tends to go down. As a result, the value of the Funds may go down. Furthermore, these fluctuations tend to increase as a bond's time to maturity increases, so a longer-term bond will decrease more for a given increase in interest rates than a shorter-term bond.

An issuer of fixed-income securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

The amount of dividends paid by fixed-income funds to you will vary depending on the amount of income they earn on their investments. It is possible that an issuer of a debt security owned by one of the Funds could default on interest and/or principal payments that are payable to a Fund.

With respect to United States government securities, there can be no assurance that the United States government will provide financial support to United States government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

While each Money Market Fund seeks to preserve the value of your investment at $1.00 per share, the yields earned by the Money Market Funds will fluctuate. The yield and principal value of money market instruments are sensitive to short-term lending conditions, and it is possible that an issuer may default. Investments in the Money Market Funds are not deposits in UMB or its affiliates and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.

MORTGAGE-BACKED SECURITIES RISKS

In addition to credit, market and interest rate risk, mortgage-backed securities are subject to prepayment risk, which is the risk that the underlying mortgage may be refinanced or paid off before the scheduled due date, particularly during periods of declining interest rates. If this occurs, the UMB Scout Bond Fund may reinvest the prepayments in securities that are less attractive, which may reduce the share price and income distributions of the Fund and may result in losses to the Fund if some of the mortgage-backed securities were acquired at a premium.

REAL ESTATE INVESTMENT TRUST RISKS

The UMB Scout Mid Cap Fund may invest in REITs. The performance of equity REITs may be affected by any changes in the value of the underlying properties owned by the trusts. A decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. A mortgage REIT specializes in lending money to developers and owners of properties and passes any interest income earned to its shareholders. REITs may be affected by the quality of any credit extended, and changes in interest rates, including spreads between long-term and short-term interest rates.

MUNICIPAL RISKS

Investments in the UMB Scout Tax-Free Money Market Fund are also subject to risks associated with investments in municipal securities. Municipal obligations that the Fund purchases may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities. Municipal obligations which the Fund may acquire include municipal lease obligations which are issued by a state or local government to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.

TAX RISKS

The UMB Scout Tax-Free Money Market Fund may be more adversely impacted by changes in tax rates and policies than the UMB Scout Bond Fund or the Portfolios of the other Money Market Funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal and state income tax rates applicable to, or the continuing tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status can therefore significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect the Funds' ability to acquire and dispose of municipal obligations at desirable yield and price levels.

Investments in tax-exempt securities pose additional risks. In many cases, the Internal Revenue Service (the "IRS") has not ruled on whether the interest received on a tax-exempt obligation is tax-exempt, and accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Advisor relies on these opinions and will not review the basis for them.

--------------------------------------------------------------------------------
8                                                     UMB SCOUT FUNDS PROSPECTUS

--------------------------------------------------------------------------------

INTERNATIONAL INVESTING RISKS


International investing poses additional risks. If a security owned by a Fund is denominated in a foreign currency, the value of the foreign currency may fluctuate relative to the United States dollar and cause a loss to the Fund. International markets may be subject to political instability, which may make foreign investments more volatile than investments in domestic markets. International markets are not always as liquid as in the United States, sometimes making it harder to sell a security. In addition, foreign companies may not be subject to comparable accounting, auditing and financial reporting standards as United States companies, and therefore, information about the foreign companies may not be readily available.


To the extent a Fund invests a significant portion of its assets in a single country or region, the Fund may be subject to increased risk associated with the country or region. The risks of investing in foreign securities may be increased if the investments are located in developing countries or emerging markets. The UMB Scout International Fund may invest in companies located in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. These risks are inherently passed on to the company's shareholders, including the Funds, and in turn, to the Funds' shareholders.


As markets become more globalized, many U.S. companies are increasing international business operations and are subject to international investing risks. Funds that invest in large U.S. companies, such as the UMB Scout Stock and Growth Funds, are subject to some degree of international risk as a result of these holdings and, to a lesser degree, as a result of owning direct or indirect interests in foreign companies (typically large multi-national companies).


PORTFOLIO TURNOVER RISKS

The UMB Scout Growth, Mid Cap and Small Cap Funds may experience portfolio turnover in excess of 100%. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund's total rate of return. In addition, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income.







--------------------------------------------------------------------------------
OCTOBER 31, 2007                                                               9

PAST PERFORMANCE

The bar charts and tables on the following pages provide an indication of the risks of investing in the Funds except the UMB Scout Mid Cap Fund (which commenced operations on October 31, 2006 and, as a result, does not yet have a full calendar year of performance). The bar charts show how each Fund's returns have changed from year to year. The tables show how each Fund's average annual returns for certain periods compare with those of one or more broad market benchmarks or other indexes that show how a Fund's performance compares with the returns of an index with similar investment objectives. Keep in mind that past performance (before and after taxes) is not necessarily an indication of how a Fund will perform in the future.

Before April 1, 2005, the Funds operated under a unified or "bundled" fee structure, whereby each Fund paid a specific management fee to the Advisor. The Advisor, in turn, provided or obtained and paid for, all advisory, management, supervisory and administrative services required in the normal operation of the Funds and bore most operating expenses of the Funds. Effective April 1, 2005, the shareholders approved the "un-bundling" of the fee structure of all the Funds, whereby the Funds pay their expenses directly by entering into agreements with various service providers. Shareholders also approved certain fee changes for the Funds. The performance information in the bar charts and tables on the following pages for periods prior to April 1, 2005 reflects the unified or "bundled" fees and expenses of the Funds in effect at that time. The performance of the Funds after April 1, 2005 reflects the current fee structure of the Funds.


UMB SCOUT STOCK FUND*

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------------------------------------
GRAPH OMITTED

            1997         21.03
            1998          7.62
            1999         13.31
            2000          0.15
            2001        - 8.59
            2002        -19.76
            2003         24.03
            2004          5.27
            2005         10.15
            2006         11.35
--------------------------------------------------------------------------------
During the periods shown in the chart above the Fund's highest quarterly return was 14.25% (quarter ended June 30, 2003) and the Fund's lowest quarterly return was -16.13% (quarter ended September 30, 2002).

Year-to-date return (through September 30, 2007): 10.61%

The returns prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the current fees and expenses and the Advisor's agreement to limit total Fund expenses were in effect for the periods prior to April 1, 2005, returns would have been lower.


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                                     1 YEAR    5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes .........................        11.35%     5.15%     5.67%

Return After Taxes
  on Distributions ..........................         9.42%     4.16%     4.15%

Return After Taxes on Distributions
  and Sale of Fund Shares(1) ................         9.95%     4.31%     4.40%
--------------------------------------------------------------------------------
S&P 500(R) Index
  (reflects no deduction for fees,
  expenses or taxes)(2) .....................        15.80%     6.20%     8.42%

Lipper Large-Cap Core Funds Index
  (reflects no deduction for fees,
  expenses or taxes)(2) .....................        13.39%     5.00%     7.27%
--------------------------------------------------------------------------------
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(1) THE FUND'S RETURNS AFTER TAXES ON DISTRIBUTION AND SALE OF THE FUND SHARES MAY BE HIGHER THAN ITS RETURNS AFTER TAXES ON DISTRIBUTIONS BECAUSE THEY INCLUDE A TAX BENEFIT RESULTING FROM THE CAPITAL LOSSES THAT WOULD HAVE BEEN INCURRED.

(2) UNMANAGED INDEX OF STOCKS, BONDS OR MUTUAL FUNDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

* PRIOR TO APRIL 1, 2005, THE FUND WAS MANAGED IN ACCORDANCE WITH A DIFFERENT INVESTMENT STRATEGY.

--------------------------------------------------------------------------------
10                                                    UMB SCOUT FUNDS PROSPECTUS

UMB SCOUT GROWTH FUND*

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------------------------------------
GRAPH OMITTED

            2000        - 8.19
            2001        - 7.33
            2002        -19.84
            2003         24.99
            2004          4.15
            2005         -2.40
            2006          6.52
--------------------------------------------------------------------------------
During the periods shown in the chart above the Fund's highest quarterly return was 15.14% (quarter ended June 30, 2003) and the Fund's lowest quarterly return was -15.26% (quarter ended September 30, 2002).

Year-to-date return (through September 30, 2007): 13.21%

The returns prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the current fees and expenses were in effect for the periods prior to April 1, 2005, returns would have been higher.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                                                       SINCE
                                                1 YEAR     5 YEARS   INCEPTION**
--------------------------------------------------------------------------------
Return Before Taxes .........................    6.52%      1.64%   -0.82%

Return After Taxes
  on Distributions ..........................    6.47%      1.54%   -1.02%

Return After Taxes on Distributions
  and Sale of Fund Shares(1) ................    4.30%      1.36%   -0.80%
--------------------------------------------------------------------------------
S&P 500(R) Index
  (reflects no deduction for fees,
  expenses or taxes)(2) .....................   15.80%      6.20%     2.39%

S&P 500(R)/Citigroup Growth Index
  (reflects no deduction for fees,
  expenses or taxes)(2) .....................   11.01%      3.31%   -0.51%

Lipper Large-Cap Growth Funds Index
  (reflects no deduction for fees,
  expenses or taxes)(2) .....................    4.72%      2.01%   -2.24%
--------------------------------------------------------------------------------
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(1) THE FUND'S RETURNS AFTER TAXES ON DISTRIBUTION AND SALE OF THE FUND SHARES MAY BE HIGHER THAN ITS RETURNS BEFORE TAXES AND AFTER TAXES ON DISTRIBUTIONS BECAUSE THEY INCLUDE A TAX BENEFIT RESULTING FROM THE CAPITAL LOSSES THAT WOULD HAVE BEEN INCURRED.

(2) UNMANAGED INDEX OF STOCKS, BONDS OR MUTUAL FUNDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

* PRIOR TO APRIL 1, 2005, THE FUND WAS MANAGED IN ACCORDANCE WITH A DIFFERENT INVESTMENT STRATEGY.
**   INCEPTION DATE: MAY 17, 1999




UMB SCOUT SMALL CAP FUND*

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------------------------------------
GRAPH OMITTED

            1997         23.02
            1998         -3.68
            1999          1.26
            2000         21.82
            2001         11.37
            2002        -11.66
            2003         38.16
            2004         24.73
            2005          5.60
            2006         12.07
--------------------------------------------------------------------------------

During the periods shown in the chart above the Fund's highest quarterly return was 18.21% (quarter ended June 30, 1999) and the Fund's lowest quarterly return was -14.74% (quarter ended September 30, 2002).

Year-to-date return (through September 30, 2007): 12.30%

The returns prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the current fees and expenses were in effect for the periods prior to April 1, 2005, returns would have been lower.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                                1 YEAR     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes ........................    12.07%      12.50%      11.36%

Return After Taxes
  on Distributions .........................    10.57%      11.80%       9.75%

Return After Taxes on Distributions
  and Sale of Fund Shares ..................     8.42%      10.69%       9.17%
--------------------------------------------------------------------------------
Russell 2000(R) Index
  (reflects no deduction for fees,
  expenses or taxes)(1) ....................    18.37%      11.39%       9.44%

Lipper Small-Cap Core Funds Index
  (reflects no deduction for fees,
  expenses or taxes)(1) ....................    13.70%      10.50%      10.32%
--------------------------------------------------------------------------------
 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(1) UNMANAGED INDEX OF STOCKS, BONDS OR MUTUAL FUNDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

* PRIOR TO JULY 2, 2001, THE FUND WAS MANAGED IN ACCORDANCE WITH A DIFFERENT INVESTMENT OBJECTIVE AND STRATEGY.


--------------------------------------------------------------------------------
OCTOBER 31, 2007                                                              11

UMB SCOUT INTERNATIONAL FUND

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------------------------------------
GRAPH OMITTED

            1997        18.35
            1998        17.96
            1999        31.43
            2000        -8.17
            2001       -11.00
            2002       -15.85
            2003        33.10
            2004        18.02
            2005        19.58
            2006        21.51
--------------------------------------------------------------------------------

During the periods shown in the chart above the Fund's highest quarterly return was 16.08% (quarter ended December 31, 1999) and the Fund's lowest quarterly return was -17.60% (quarter ended September 30, 2002).

Year-to-date return (through September 30, 2007): 17.66%

The returns prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the current fees and expenses were in effect for the periods prior to April 1, 2005, returns would have been lower.


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                                  1 YEAR     5 YEARS    10 YEARS
--------------------------------------------------------------------------------

Return Before Taxes ........................      21.51%      13.94%      11.16%

Return After Taxes
  on Distributions .........................      20.77%      13.69%      10.63%

Return After Taxes on Distributions
  and Sale of Fund Shares ..................      15.28%      12.27%       9.72%
--------------------------------------------------------------------------------
MSCI/EAFE Index-U.S. Dollars (net)
  (reflects no deduction for fees,
  expenses or taxes)(1) ....................      26.34%      14.98%       7.71%

Lipper International Funds Index
  (reflects no deduction for fees,
  expenses or taxes)(1) ....................      25.89%      15.14%       8.77%
--------------------------------------------------------------------------------
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown.

After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(1) UNMANAGED INDEX OF STOCKS, BONDS OR MUTUAL FUNDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.



UMB SCOUT BOND FUND

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------------------------------------
GRAPH OMITTED

            1997         7.25
            1998         7.14
            1999         0.19
            2000         9.27
            2001         8.07
            2002         9.89
            2003         2.16
            2004         2.41
            2005         0.95
            2006         3.56
--------------------------------------------------------------------------------

During the periods shown in the chart above the Fund's highest quarterly return was 4.75% (quarter ended September 30, 2001) and the Fund's lowest quarterly return was -2.48% (quarter ended June 30, 2004).

Year-to-date return (through September 30, 2007): 3.51%

The returns prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005; however, the total fees and expenses before and after April 1, 2005 are expected to be the same, and therefore, there would be no change in performance if the current fees and expenses, including the Advisor's agreement to limit total Fund expenses, were in effect for the periods shown.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                                   1 YEAR     5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Return Before Taxes ...........................     3.56%      3.75%      5.03%

Return After Taxes
  on Distributions ............................     2.14%      2.14%      3.09%

Return After Taxes on Distributions
  and Sale of Fund Shares(1) ..................     2.30%      2.28%      3.12%
--------------------------------------------------------------------------------
Lehman Brothers Govt./Credit Int.
  Index (reflects no deduction for
  fees, expenses or taxes)2, (3) ..............     4.08%      4.53%      5.81%

Lehman 1-5 Govt./Credit Index
  (reflects no deduction for fees,
  expenses or taxes)2, (3) ....................     4.22%      3.77%      5.34%

Lipper Short/Intermediate Inv.
  Grade Debt Fund Index
  (reflects no deduction for fees,
  expenses or taxes)(3) .......................     4.07%      3.80%      5.05%
--------------------------------------------------------------------------------
AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON YOUR INDIVIDUAL TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

(1) THE FUND'S RETURNS AFTER TAXES ON DISTRIBUTION AND SALE OF THE FUND SHARES MAY BE HIGHER THAN ITS RETURNS AFTER TAXES ON DISTRIBUTIONS BECAUSE THEY INCLUDE A TAX BENEFIT RESULTING FROM THE CAPITAL LOSSES THAT WOULD HAVE BEEN INCURRED.

(2) EFFECTIVE OCTOBER 31, 2007, THE LEHMAN 1-5 GOVT./CREDIT INDEX IS REPLACING THE LEHMAN BROTHERS GOVT./CREDIT INT. INDEX AS THE FUND'S BENCHMARK. THE ADVISOR BELIEVES THAT THIS INDEX MORE ACCURATELY REFLECTS THE DURATION OF THE FUND. THE LEHMAN BROTHERS GOVT./CREDIT INT. INDEX MAY BE EXCLUDED FROM THIS COMPARISON IN THE FUTURE.

(3) UNMANAGED INDEX OF STOCKS, BONDS OR MUTUAL FUNDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

--------------------------------------------------------------------------------
12                                                    UMB SCOUT FUNDS PROSPECTUS

UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------------------------------------
GRAPH OMITTED

            1997         5.09
            1998         5.04
            1999         4.66
            2000         5.91
            2001         3.62
            2002         1.19
            2003         0.62
            2004         0.84
            2005         2.70
            2006         4.43
--------------------------------------------------------------------------------

During the periods shown in the chart above the Fund's highest quarterly return was 1.53% (quarter ended December 31, 2000) and the Fund's lowest quarterly return was 0.13% (quarter ended June 30, 2004).

Year-to-date return (through September 30, 2007): 3.57%

The returns prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the current fees and expenses were in effect for the periods prior to April 1, 2005, returns would have been higher.


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Money Market Fund -
  Federal Portfolio ...........................      4.43%      1.95%      3.39%
--------------------------------------------------------------------------------
Citigroup 3-Month
  Treasury Bill Index(1), (2) .................      4.76%      2.35%      3.67%

Lipper Money Market Funds Index(1) ............      4.51%      1.97%      3.44%
--------------------------------------------------------------------------------
You may call 1-800-996-2862 to obtain the current 7-day yield of the Federal Portfolio.

(1) UNMANAGED INDEX OF STOCKS, BONDS OR MUTUAL FUNDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) THE PREVIOUS NAME OF THIS INDEX WAS THE "SALOMON SMITH BARNEY 3-MONTH TREASURY BILL INDEX."



UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------------------------------------
GRAPH OMITTED

            1997         5.17
            1998         5.14
            1999         4.76
            2000         6.05
            2001         3.63
            2002         1.23
            2003         0.63
            2004         0.86
            2005         2.73
            2006         4.52
--------------------------------------------------------------------------------

During the periods shown in the chart above the Fund's highest quarterly return was 1.56% (quarter ended December 31, 2000) and the Fund's lowest quarterly return was 0.13% (quarter ended June 30, 2004).

Year-to-date return (through September 30, 2007): 3.66%

The returns prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the current fees and expenses were in effect for the periods prior to April 1, 2005, returns would have been higher.


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                                   1 YEAR    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Money Market Fund -
  Prime Portfolio .............................     4.52%      1.98%      3.45%
--------------------------------------------------------------------------------
Citigroup 3-Month
  Treasury Bill Index1, (2) ...................     4.76%      2.35%      3.67%

Lipper Money Market Funds Index(1) ............     4.51%      1.97%      3.44%
--------------------------------------------------------------------------------
You may call 1-800-996-2862 to obtain the current 7-day yield of the Prime Portfolio.

(1) UNMANAGED INDEX OF STOCKS, BONDS OR MUTUAL FUNDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) THE PREVIOUS NAME OF THIS INDEX WAS THE "SALOMON SMITH BARNEY 3-MONTH TREASURY BILL INDEX."

--------------------------------------------------------------------------------
OCTOBER 31, 2007                                                              13

UMB SCOUT TAX-FREE MONEY MARKET FUND

ANNUAL TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR
--------------------------------------------------------------------------------
GRAPH OMITTED

            1997         3.12
            1998         2.94
            1999         2.72
            2000         3.59
            2001         2.19
            2002         0.83
            2003         0.48
            2004         0.66
            2005         1.86
            2006         2.87
--------------------------------------------------------------------------------

During the periods shown in the chart above the Fund's highest quarterly return was 0.93% (quarter ended December 31, 2000) and the Fund's lowest quarterly return was 0.08% (quarter ended September 30, 2003).

Year-to-date return (through September 30, 2007): 2.38%

The returns prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the current fees and expenses were in effect for the periods prior to April 1, 2005, returns would have been higher.


AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2006
--------------------------------------------------------------------------------
                                                1 YEAR      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Tax-Free Money Market Fund ................      2.87%       1.34%       2.12%

Citigroup 3-Month
Treasury Bill Index1, (2) .................      4.76%       2.35%       3.67%

Lipper Tax-Exempt Money Market
Funds Index(1) ............................      2.93%       1.41%       2.21%
--------------------------------------------------------------------------------
You may call 1-800-996-2862 to obtain the current 7-day yield of the UMB Scout Tax- Free Money Market Fund.

(1) UNMANAGED INDEX OF STOCKS, BONDS OR MUTUAL FUNDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) THE PREVIOUS NAME OF THIS INDEX WAS THE "SALOMON SMITH BARNEY 3-MONTH TREASURY BILL INDEX."

--------------------------------------------------------------------------------
14                                                    UMB SCOUT FUNDS PROSPECTUS

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the different Funds.

------------------------------------------------------------------------------------------------------------------------
                                                      UMB SCOUT     UMB SCOUT    UMB SCOUT    UMB SCOUT     UMB SCOUT
                                                        STOCK        GROWTH       MID CAP     SMALL CAP   INTERNATIONAL
                                                        FUND          FUND         FUND         FUND          FUND
------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load) Imposed on Purchases      None          None         None         None          None
  Maximum Deferred Sales Charge (Load) ...........      None          None         None         None          None
  Maximum Sales Charge (Load) Imposed
    on Reinvested Dividends ......................      None          None         None         None          None
  Redemption Fee .................................      None          None         2.00%(1)     2.00%(1)      2.00%(1)
  Exchange Fee ...................................      None          None         None         None          None
------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
  Investment Advisory Fees .......................       .60%(2)       .60%(2)      .80%(2)      .75%(2)       .80%(2)
  Distribution (12b-1) Fees ......................      None          None         None         None          None
  Other Expenses .................................       .28%          .65%        1.13%         .28%          .17%
                                                        ----          ----         ----         ----          ----
Total Annual Fund Operating Expenses .............       .88%         1.25%        1.93%        1.03%          .97%
Less Advisor's Fee Limitation/Payments ...........       .02%(3)      (.35)%(3)    (.53)%(3)     N/A           N/A
                                                        ----          ----         ----         ----          ----
------------------------------------------------------------------------------------------------------------------------
Net Annual Fund Operating Expenses ...............       .90%          .90%        1.40%        1.03%          .97%
------------------------------------------------------------------------------------------------------------------------

                                                                         UMB SCOUT         UMB SCOUT
                                                                       MONEY MARKET       MONEY MARKET       UMB SCOUT
                                                        UMB SCOUT          FUND -            FUND -           TAX-FREE
                                                          BOND            FEDERAL            PRIME          MONEY MARKET
                                                          FUND           PORTFOLIO         PORTFOLIO            FUND
------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load) Imposed on Purchases        None              None              None              None
  Maximum Deferred Sales Charge (Load) ...........        None              None              None              None
  Maximum Sales Charge (Load) Imposed
    on Reinvested Dividends ......................        None              None              None              None
  Redemption Fee .................................        None              None              None              None
  Exchange Fee ...................................        None              None              None              None
------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
  Investment Advisory Fees .......................         .57%(2)           .30%              .34%              .30%
  Distribution (12b-1) Fees ......................       None               None              None              None
  Other Expenses .................................         .30%              .16%              .12%              .19%
                                                         ----               ----              ----              ----
Total Annual Fund Operating Expenses .............         .87%              .46%              .46%              .49%
Less Advisor's Fee Limitation/Payments ...........       --(3)               N/A               N/A               N/A
                                                         ----               ----              ----              ----
Net Annual Fund Operating Expenses ...............         .87%              .46%              .46%              .49%
------------------------------------------------------------------------------------------------------------------------
(1)  THE FEE ONLY APPLIES TO SHARES REDEEMED OR EXCHANGED WITHIN TWO MONTHS OF THEIR PURCHASE.

(2)  PLEASE SEE THE SECTION TITLED "INVESTMENT ADVISOR" REGARDING THE FEES PAID TO THE ADVISOR, INCLUDING BREAKPOINTS
     FOR CERTAIN FUNDS, UNDER THE INVESTMENT ADVISORY AGREEMENTS WITH THE FUNDS, ON BEHALF OF THE FUNDS.

(3)  THE ADVISOR HAS ENTERED INTO AN AGREEMENT TO LIMIT FEES AND/OR MAKE EXPENSE PAYMENTS THROUGH OCTOBER 31, 2008 WITH
     RESPECT TO THE UMB SCOUT STOCK, GROWTH, MID CAP AND BOND FUNDS. PLEASE SEE THE SECTION TITLED "INVESTMENT ADVISOR"
     FOR MORE INFORMATION INCLUDING INFORMATION ABOUT CIRCUMSTANCES UNDER WHICH THE ADVISOR RETAINS THE RIGHT TO SEEK
     REIMBURSEMENT FOR ANY
     FEES PREVIOUSLY REDUCED.


--------------------------------------------------------------------------------
OCTOBER 31, 2007                                                              15

--------------------------------------------------------------------------------

EXAMPLES

The following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------
                                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------
UMB Scout Stock Fund* .........................      $   92      $  283      $  490      $1,086
UMB Scout Growth Fund* ........................      $   92      $  362      $  653      $1,480
UMB Scout Mid Cap Fund* .......................      $  143      $  555      $  993      $2,211
UMB Scout Small Cap Fund ......................      $  104      $  325      $  563      $1,248
UMB Scout International Fund ..................      $   99      $  309      $  536      $1,190
UMB Scout Bond Fund* ..........................      $   89      $  278      $  482      $1,073
UMB Scout Money Market Fund - Federal Portfolio      $   47      $  148      $  258      $  579
UMB Scout Money Market Fund - Prime Portfolio .      $   47      $  148      $  258      $  579
UMB Scout Tax-Free Money Market Fund ..........      $   50      $  157      $  274      $  616
------------------------------------------------------------------------------------------------

*    PLEASE NOTE THAT ONLY THE FIRST YEAR IN THE 3, 5 AND 10 YEARS EXAMPLES FOR THE UMB SCOUT
     STOCK FUND, THE UMB SCOUT GROWTH FUND, THE UMB SCOUT MID CAP FUND AND THE UMB SCOUT BOND
     FUND REFLECT THE EFFECT OF THE ADVISOR'S AGREEMENT LIMIT OVERALL FUND EXPENSES. EXPENSE
     LIMITATION CONTRACTUAL TO IF THE AGREEMENT WAS CONTINUED, THE 3, 5 AND 10 YEARS EXPENSE
     EXAMPLE DOLLAR AMOUNTS WOULD BE LESS.



--------------------------------------------------------------------------------
16                                                   UMB SCOUT FUNDS PROSPECTUS

INVESTMENT ADVISOR AND PORTFOLIO MANAGERS

INVESTMENT ADVISOR

Scout Investment Advisors, Inc. is each Fund's investment advisor. The Advisor is a wholly-owned subsidiary of UMB and was formed as a federally registered investment advisory subsidiary of UMB for the purpose of managing the Funds. The Advisor and UMB are each located at 1010 Grand Boulevard, Kansas City, Missouri. The Advisor maintains an experienced portfolio management and investment analysis and research staff. As of June 30, 2007, assets under the management of UMB and the Advisor were approximately $10.6 billion.

James L. Moffett is the Chairman of the Advisor. In this capacity, he oversees the operation of the Funds. Mr. Moffett has been with UMB (previously Commercial National Bank) since 1979 and has been employed by the Advisor since May 2001. He is a CFA(R) charterholder and has 40 years of investment management experience. Mr. Moffett received his undergraduate degree from Harvard University and his graduate degree from Stanford University. Mr. Moffett is a member of the Kansas City CFA Society and the CFA Institute.

William B. Greiner is the Chief Investment Officer of UMB and the Advisor. Mr. Greiner was the Chief Investment Officer at UMB from 1999 to September 2003. From September 2003 to June 2004, Mr. Greiner managed private accounts and then returned to resume his role at UMB and the Advisor. Prior to originally joining UMB, he managed investments at Northern Trust Company, Chicago, Illinois. Mr. Greiner received his undergraduate degree from Washburn University. He has been employed by the Advisor since June 2004. Mr. Greiner is a CFA(r) charterholder, a member of the Kansas City CFA Society, and the CFA Institute, and has over 25 years of investment management experience.

The Funds have entered into an Investment Advisory Agreement with the Advisor. Pursuant to the Investment Advisory Agreement, the Advisor manages each Fund's assets in accordance with the Fund's investment objectives and policies. The Advisor makes all determinations with respect to the purchase and sale of securities in the Fund's portfolio including decisions on execution of the transactions, all subject to supervision of the Board of Trustees. The Investment Advisory Agreement limits the liability of the Advisor, as well as its officers and employees, to acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations or duties.

The UMB Scout Stock Fund and the UMB Scout Growth Fund each pay the Advisor an advisory fee at the annual rate of 60/100 of one percent (0.60%) on the first $1 billion of the Fund's average daily net assets and 575/1000 of one percent (0.575%) on the Fund's average daily net assets over $1 billion. The UMB Scout Mid Cap Fund pays the Advisor an advisory fee at the annual rate of 80/100 of one percent (0.80%) on the first $1 billion of the Fund's average daily net assets and 70/100 of one percent (0.70%) on the average daily net assets over $1 billion. The UMB Scout Small Cap Fund pays the Advisor an advisory fee at the annual rate of 75/100 of one percent (0.75%) on the first $1 billion of the Fund's average daily net assets and 65/100 of one percent (0.65%) on the average daily net assets over $1 billion. The UMB Scout International Fund pays the Advisor an advisory fee at the annual rate of 80/100 of one percent (0.80%) on the first $1 billion of the Fund's average daily net assets and 70/100 of one percent (0.70%) on the average daily net assets over $1 billion. The UMB Scout Bond Fund pays the Advisor an advisory fee at the annual rate of 57/100 of one percent (0.57%) on the first $1 billion of the Fund's average daily net assets and 52/100 of one percent (0.52%) on the average daily net assets over $1 billion. The UMB Scout Money Market Fund - Federal Portfolio pays the Advisor an advisory fee at the annual rate of 30/100 of one percent (0.30%) on the Fund's average daily net assets. The UMB Scout Money Market Fund - Prime Portfolio pays the Advisor an advisory fee at the annual rate of 34/100 of one percent (0.34%) on the Fund's average daily net assets. The UMB Scout Tax-Free Money Market Fund pays the Advisor an advisory fee at the annual rate of 30/100 of one percent (0.30%) on the Fund's average daily net assets. These advisory fees are paid monthly.

For the fiscal year ended June 30, 2007, the Advisor received the following fees for investment advisory services performed as a percentage of average daily net assets: UMB Scout Stock Fund (0.60%); UMB Scout Growth Fund (0.60%); UMB Scout Mid Cap Fund (0.53%); UMB Scout Small Cap Fund (0.75%); UMB Scout International Fund (0.73%); UMB Scout Bond Fund (0.57%); UMB Scout Money Market Fund - Federal Portfolio (0.30%); UMB Scout Money Market Fund - Prime Portfolio (0.34%); and the UMB Scout Tax-Free Money Market Fund (0.30%).

The Advisor has entered into a contractual agreement to limit fees and/or make expense payments through October 31, 2008, so that actual total annual fund operating expenses of the UMB Scout Stock, Growth, Mid Cap and Bond Funds do not exceed 0.90%, 0.90%, 1.40% and 0.87%, respectively (the "Expense Limits"). Any time the annual total operating expenses of the UMB Scout Stock, Growth, Mid Cap or Bond Funds are less than each Fund's respective Expense Limit on an annualized basis, the Advisor retains the right to seek reimbursement for any fees previously reduced to the extent that such reimbursement will not cause that Fund's annual total operating expenses to exceed its Expense Limit on an annualized basis. The UMB Scout Stock, Growth, Mid Cap and Bond Funds are not obligated to reimburse the Advisor for fees reduced by the Advisor more than thirty-six months before the date of such reimbursement and no reimbursement will be sought for periods prior to October 31, 2006.

A discussion regarding the basis for the Board's approval of the Investment Advisory Agreement for the Funds is available in the Funds' Annual Report to Shareholders for the period ended June 30, 2007.

--------------------------------------------------------------------------------
OCTOBER 31, 2007                                                              17

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Information about the portfolio managers of each Fund is provided below. The Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund(s) he/she manages.

UMB SCOUT STOCK FUND

James A. Reed II is the lead portfolio manager of the UMB Scout Stock Fund. Mr. Reed has served as a portfolio manager of the Fund since May 2001. Mr. Reed has worked at UMB in various investment positions since 1988, including as an investment analyst, a portfolio manager and a director of research. He has been employed by the Advisor since May 2001. Currently, Mr. Reed is a Senior Vice President of the Advisor. Mr. Reed earned his undergraduate degree from Dartmouth College and his Juris Doctorate from Washington & Lee University School of Law. Mr. Reed is a CFA(R) charterholder and is a member of the Kansas City CFA Society, the CFA Institute and the Kansas City Metropolitan Bar Association.

James L. Moffett is co-portfolio manager of the UMB Scout Stock Fund. He has served as a portfolio manager for the UMB Scout Stock Fund since May 1999. His biographical information appears above.

William E. Cashman is co-portfolio manager of the UMB Scout Stock Fund. Mr. Cashman has served on the Fund's management team since April 1, 2005, when the Fund began being managed with a value style. Mr. Cashman joined UMB in November 1993 and has been employed by the Advisor since May 2001. Mr. Cashman earned his undergraduate and graduate degrees from Kansas State University. Mr. Cashman is a member of the CFA Institute, the Brown County Cooperative and the Brown County Soil Conservation District.

UMB SCOUT GROWTH FUND

William B. Greiner is the lead portfolio manager of the UMB Scout Growth Fund and has served as the lead portfolio manager since July 26, 2006 and on the Fund's management team since the Fund commenced being managed as a growth-style fund on April 1, 2005. His biographical information appears above.

Larry Valencia is co-portfolio manager of the UMB Scout Growth Fund and has served on the Fund's management team since the Fund commenced being managed as a growth-style fund on April 1, 2005. Mr. Valencia has served in various positions at UMB since 1999 and is currently Director of Research. Mr. Valencia is a CFA(R) charterholder and has more than 20 years of investment experience, including portfolio and pension account management and software design for financial applications. Mr. Valencia joined UMB in February 2000 and prior to that, he worked at Security Benefit Group from 1994-2000. Mr. Valencia received his undergraduate degree from Illinois College and his graduate degree from the University of Denver. Mr. Valencia is a member of the Kansas City CFA Society and the CFA Institute. Mr. Valencia has been employed by the Advisor since May 2001.

UMB SCOUT MID CAP FUND

Patrick Dunkerley is the lead portfolio manager of the UMB Scout Mid Cap Fund, and has served as the lead portfolio manager since the Fund's inception, October 31, 2006. Mr. Dunkerley is a CFA(R) charterholder and has more than 14 years investment experience. He joined UMB and the Advisor in 2006, following previous employment at Victory Capital Management from 2001-2006, where he served as an assistant portfolio manager, and subsequently as chief investment officer of mid cap core equity and as the lead portfolio manager of a mid cap mutual fund and separate accounts. Mr. Dunkerley earned his undergraduate degree from the University of Missouri and his graduate degree from Golden Gate University. Mr. Dunkerley is a member of the Kansas City CFA Society and the CFA Institute.

Derek M. Smashey is assistant portfolio manager of the UMB Scout Mid Cap Fund, and has served as assistant portfolio manager since the Fund's inception, October 31, 2006. Mr. Smashey is a CFA(R) charterholder and has more than 4 years investment experience. He joined UMB and the Advisor in 2006, following previous employment at Nations Media Partners, Inc. from 2003-2006, where he served as an associate director, and Sprint Corporation from 2000-2003 where he served as Internal Consultant. Mr. Smashey earned his undergraduate degree from the Northwest Missouri State University and his graduate degree from the University of Kansas. Mr. Smashey is a member of the Kansas City CFA Society and the CFA Institute.

UMB SCOUT SMALL CAP FUND

Jason Votruba is the portfolio manager of the UMB Scout Small Cap Fund. Mr. Votruba joined UMB and the Advisor in 2002 following previous employment providing investment advice at George K. Baum & Company from 2000-2002 and Commerce Bank from 1998-2000. Mr. Votruba has been serving as a portfolio manager of the UMB Scout Small Cap Fund since his tenure with the Advisor began. Mr. Votruba graduated from Kansas State University. He is a CFA(R) charterholder and a member of the Kansas City CFA Society.

--------------------------------------------------------------------------------
18                                                   UMB SCOUT FUNDS PROSPECTUS

--------------------------------------------------------------------------------

UMB SCOUT INTERNATIONAL FUND

James L. Moffett is the lead portfolio manager of the UMB Scout International Fund. Mr. Moffett has served as the lead portfolio manager of the Fund since 1993. His biographical information appears above.

Michael Stack, Gary Anderson and Michael Fogarty, CPA, are assistant portfolio managers of the UMB Scout International Fund. Mr. Stack joined UMB and the Advisor in February of 2006 following previous employment at Overseas Asset Management (Cayman) LTD from 2002-2004, U.S. Trust Company of New York from 1998-2001 and J&T Securities, Inc. from 1996-1997. Mr. Stack is a CFA(R) charterholder. Mr. Stack earned his undergraduate degree from University College Dublin and graduate degree from Columbia Business School. Mr. Anderson joined UMB in 2000 and the Advisor in 2001, following previous employment at Aventis from 1992-2000. Mr. Anderson is a CFA(R) charterholder and a member of the Kansas City CFA Society. Mr. Anderson earned his undergraduate and graduate degrees from the University of Minnesota. Mr. Fogarty joined UMB and the Advisor in 2002 following previous employment at Aton Capital Group from 2000-2001, Phoenix Networks Corp. from 1999-2000 and Sterling Grace Capital from 1995-1999. He is a CFA(R) charterholder and member of both the CFA Institute and the Kansas City CFA Society. Mr. Fogarty earned his undergraduate degree from the University of Kansas and earned his graduate degree from Washington University.

UMB SCOUT BOND FUND

Mr. Gregory E. Jerzyk is the lead portfolio manager of the UMB Scout Bond Fund. Mr. Jerzyk joined UMB in April of 2007, and is Executive Vice President and Director of Portfolio Management, Trust Investments. Mr. Jerzyk has more than 25 years of investment management experience, including managing equity and fixed income portfolios for high-net-worth families, corporations and institutions. Prior to joining UMB, Mr. Jerzyk was a Senior Portfolio Manager and 1st Vice President at LaSalle Bank/ABN AMRO in Chicago, Illinois from 2003-2007. Mr. Jerzyk is a graduate of Cornell College in Iowa, where he earned a bachelor's degree, and Kellogg's School of Northwestern University, where he earned his master's degree in Management. Mr. Jerzyk has been employed by the Advisor since April of 2007.



--------------------------------------------------------------------------------
OCTOBER 31, 2007                                                              19

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of a Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent how much an investor in each Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Financial highlights are presented for each of the Funds. The financial highlights for periods prior to April 1, 2005 for the UMB Scout Stock Fund, the UMB Scout Growth Fund, the UMB Scout Bond Fund, the Money Market Funds and for periods prior to April 12, 2005 for the UMB Scout International Fund, are from the annual reports of their predecessor funds which were previously organized as Maryland corporations. Effective April 1, 2005, for all the Funds previously organized as Maryland corporations, except the UMB Scout International Fund, shareholders approved the reorganization of these Funds from Maryland corporations (or series thereof) to series of UMB Scout Funds, a Delaware statutory trust. The shareholders of the UMB Scout International Fund approved the reorganization of the Fund from a Maryland corporation to a series of UMB Scout Funds effective April 12, 2005.

The financial highlights related to periods prior to April 1, 2005 are based on the fees and expenses in effect prior to changes approved by shareholders effective on April 1, 2005. The information has been audited by BKD, LLP, whose report, along with each Fund's financial statements, are included in the Annual Report, which is available upon request.


FINANCIAL HIGHLIGHTS
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

UMB SCOUT STOCK FUND

---------------------------------------------------------------------------------------------------------------
                                                                     FOR THE PERIODS ENDED JUNE 30,
                                                           2007        2006       2005       2004        2003
---------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ................   $   15.09     $ 15.33     $14.95    $  13.29  $   13.64
                                                        -------------------------------------------------------
  Income from investment operations:
  ----------------------------------
    Net investment income ...........................        0.17        0.14       0.13        0.08       0.11

    Net realized and unrealized gain (loss)
      on securities .................................        1.78        1.79       0.71        1.66      (0.34)
                                                        -------------------------------------------------------
  Total from investment operations ..................        1.95        1.93       0.84        1.74      (0.23)
                                                        -------------------------------------------------------
  Distributions from:
  -------------------
    Net investment income ...........................       (0.17)      (0.15)     (0.13)      (0.08)     (0.12)

    Net realized gain on securities .................       (1.64)      (2.02)     (0.33)        --         --
                                                        -------------------------------------------------------
  Total distributions ...............................       (1.81)      (2.17)     (0.46)      (0.08)     (0.12)
                                                        -------------------------------------------------------
Net asset value, end of period ......................   $   15.23     $ 15.09     $15.33    $  14.95  $   13.29
                                                        =======================================================
Total return ........................................       13.52%      13.05%      5.67%      13.07%     (1.67)%
                                                        =======================================================

Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions) .............   $      93     $   116     $   93    $    127  $      90

Ratio of expenses to average net assets:
  Net of waivers/Recovery of fees ...................        0.90%       0.90%      0.88%       0.87%      0.86%

  Before waivers ....................................        0.88%       0.93%      0.89%       0.87%      0.86%

Ratio of net investment income to average net assets:
  Net of waivers ....................................        1.11%       1.04%      0.75%       0.50%      0.86%

  Before waivers ....................................        1.13%       1.01%      0.74%       0.50%      0.86%

Portfolio turnover rate .............................          71%         60%        62%         54%        32%


--------------------------------------------------------------------------------
20                                                   UMB SCOUT FUNDS PROSPECTUS

FINANCIAL HIGHLIGHTS
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

UMB SCOUT GROWTH FUND

---------------------------------------------------------------------------------------------------------------
                                                                FOR THE PERIODS ENDED JUNE 30,
                                                 2007          2006          2005         2004         2003
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ......   $     8.55    $     8.25    $     8.40    $    7.46    $    7.60
                                              -----------------------------------------------------------------
  Income from investment operations:
  ----------------------------------
    Net investment income .................         0.04          0.01          0.04         0.04         0.06

    Net realized and unrealized gain (loss)
      on securities .......................         1.03          0.30         (0.15)        0.94        (0.14)
                                              -----------------------------------------------------------------
  Total from investment operations ........         1.07          0.31         (0.11)        0.98        (0.08)
                                              -----------------------------------------------------------------
  Distributions from:
  -------------------
    Net investment income .................        (0.04)        (0.01)        (0.04)       (0.04)       (0.06)

    Net realized gain on securities .......          --            --            --           --           --
                                              -----------------------------------------------------------------
Total distributions .......................        (0.04)        (0.01)        (0.04)       (0.04)       (0.06)
                                              -----------------------------------------------------------------
Net asset value, end of period ............   $     9.58    $     8.55    $     8.25    $    8.40    $    7.46
                                              =================================================================
Total return ..............................        12.54%         3.82%        (1.38)%      13.08%       (1.08)%
                                              =================================================================

Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions) ...   $       22    $       29    $       22    $      24    $      17

Ratio of expenses to average net assets:
  Net of waivers ..........................         0.90%         0.90%         0.92%        0.93%        0.90%

  Before waivers ..........................         1.25%         1.34%         1.02%        0.93%        0.90%

Ratio of net investment income
  to average net assets:
  Net of waivers ..........................         0.41%         0.18%         0.42%        0.44%        0.84%

  Before waivers ..........................         0.06%        (0.26)%        0.32%        0.44%        0.84%

Portfolio turnover rate ...................          103%          113%          122%          23%          33%



UMB SCOUT MID CAP FUND
---------------------------------------------------------------------------------------------------------------
                                                                                         OCTOBER 31, 2006* TO
                                                                                             JUNE 30, 2007
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .............................                             $    10.00
                                                                                               ----------
  Income from investment operations:
  ----------------------------------
    Net investment income ........................................                                   0.01

    Net realized and unrealized gain (loss) on securities ........                                   2.01
                                                                                               ----------
  Total from investment operations ...............................                                   2.02
                                                                                               ----------
  Distributions from:
  -------------------
    Net investment income ........................................                                  (0.01)

    Net realized gain on securities ..............................                                   --
                                                                                               ----------
Total distributions ..............................................                                  (0.01)
                                                                                               ----------
Net asset value, end of period ...................................                             $    12.01
                                                                                               ==========
Total return .....................................................                                  20.26%
                                                                                               ==========

Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions) ..........................                             $       30

Ratio of expenses to average net assets:
  Net of waivers .................................................                                   1.40%

  Before waivers .................................................                                   1.93%

Ratio of net investment income to average net assets:
  Net of waivers .................................................                                  (0.06)%

  Before waivers .................................................                                  (0.59)%

Portfolio turnover rate ..........................................                                    234%

* INCEPTION DATE

--------------------------------------------------------------------------------
OCTOBER 31, 2007                                                              21

FINANCIAL HIGHLIGHTS
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

UMB SCOUT SMALL CAP FUND
----------------------------------------------------------------------------------------------------------------
                                                                 FOR THE PERIODS ENDED JUNE 30,
                                              2007           2006           2005          2004           2003
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..   $    17.40     $    15.36     $    14.88     $    10.89     $   10.79
                                          ----------------------------------------------------------------------
  Income from investment operations:
  ----------------------------------
    Net investment income .............         --             --             --             --            --

    Net realized and unrealized gain
      (loss) on securities ............         2.45           2.45           1.08           4.27          0.21
                                          ----------------------------------------------------------------------
  Total from investment operations ....         2.45           2.45           1.08           4.27          0.21
                                          ----------------------------------------------------------------------
  Distributions from:
  -------------------
    Net investment income .............         --             --             --             --            --

    Net realized gain on securities ...        (0.94)         (0.41)         (0.60)         (0.28)        (0.11)
                                          ----------------------------------------------------------------------
Total distributions ...................        (0.94)         (0.41)         (0.60)         (0.28)        (0.11)
                                          ----------------------------------------------------------------------
Net asset value, end of period ........   $    18.91     $    17.40     $    15.36     $    14.88     $   10.89
                                          ======================================================================
Total return ..........................        14.70%         16.16%          7.34%         39.64%         2.11%
                                          ======================================================================

Ratios/Supplemental Data
Net assets, end of period (in millions)   $      719        $   594        $   330        $   108     $      56

Ratio of expenses to average net assets         1.02%          1.06%          0.96%          0.89%         0.87%

Ratio of net investment income (loss)
  to average net assets ...............        (0.13)   %     (0.09)   %     (0.23)   %     (0.20)%       (0.08)%

Portfolio turnover rate ...............          207%            92%            66%           109%           89%



UMB SCOUT INTERNATIONAL FUND (FORMERLY THE UMB SCOUT WORLDWIDE FUND) (A)
---------------------------------------------------------------------------------------------------------
                                                             FOR THE PERIODS ENDED JUNE 30,
                                             2007          2006         2005         2004          2003
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..   $   29.80     $  24.64     $   21.33     $  17.08     $  17.78
                                          ---------------------------------------------------------------
  Income from investment operations:
  ----------------------------------
    Net investment income .............        0.48         0.26          0.22         0.16         0.18

    Net realized and unrealized gain
      (loss) on securities ............        7.82         5.47          3.31         4.25        (0.70)
                                          ---------------------------------------------------------------
  Total from investment operations ....        8.30         5.73          3.53         4.41        (0.52)
                                          ---------------------------------------------------------------
  Distributions from:
  -------------------
    Net investment income .............       (0.45)       (0.27)        (0.22)       (0.16)       (0.18)

    Net realized gain on securities ...       (1.30)       (0.30)          --           --           --
                                          ---------------------------------------------------------------
Total distributions ...................       (1.75)       (0.57)        (0.22)       (0.16)       (0.18)
                                          ---------------------------------------------------------------
Net asset value, end of period ........   $   36.35     $  29.80     $   24.64     $  21.33     $  17.08
                                          ===============================================================
Total return ..........................       28.47%       23.36%        16.58%       25.81%       (2.89)%
                                          ===============================================================

Ratios/Supplemental Data
-------------------------
Net assets, end of period (in millions)   $   3,405     $   2,637    $    1,325    $    724     $    446

Ratio of expenses to average net assets        0.97%        1.03%         1.04%        1.10%        1.14%

Ratio of net investment income to
  average net assets ..................        1.50%        1.08%         1.10%        0.87%        1.16%

Portfolio turnover rate ...............          19%          23%           19%          12%          12%

(A) EFFECTIVE OCTOBER 31, 2006, THE UMB SCOUT WORLDWIDE FUND WAS REORGANIZED AS THE UMB SCOUT INTERNATIONAL
    FUND, WITH THE SAME OBJECTIVE AND INVESTMENT STRATEGY.



--------------------------------------------------------------------------------
22                                                   UMB SCOUT FUNDS PROSPECTUS

FINANCIAL HIGHLIGHTS
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

UMB SCOUT BOND FUND
------------------------------------------------------------------------------------------------------
                                                        FOR THE PERIODS ENDED JUNE 30,
                                             2007        2006        2005         2004         2003
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...   $ 10.66     $ 11.16     $  11.15     $  11.80     $  11.54
                                           -----------------------------------------------------------
  Income from investment operations:
  ----------------------------------
    Net investment income ..............      0.44        0.39         0.41         0.43         0.51

    Net realized and unrealized gain
     (loss) on securities ..............      0.08       (0.47)        0.04        (0.55)        0.48
                                           -----------------------------------------------------------
  Total from investment operations .....      0.52       (0.08)        0.45        (0.12)        0.99
                                           -----------------------------------------------------------
  Distributions from:
  -------------------
  Net investment income ..................   (0.44)      (0.42)       (0.41)       (0.43)       (0.51)

  Net realized gain on securities ........     --          --         (0.03)       (0.10)       (0.22)
                                           -----------------------------------------------------------
  Total distributions ....................   (0.44)      (0.42)       (0.44)       (0.53)       (0.73)
                                           -----------------------------------------------------------
  Net asset value, end of period ........  $ 10.74     $ 10.66     $  11.16     $  11.15     $  11.80
                                           ===========================================================
  Total return ...........................    4.90%       (.71)%       4.08%        (.99)%       8.80%
                                           ===========================================================

Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions)    $    93     $   119     $     76     $     82     $     78

Ratio of expenses to average net assets:
Net of waivers/Recovery of fees ........      0.87%       0.87%        0.87%        0.87%        0.87%

Before waivers .........................      0.87%       0.90%        0.89%        0.87%        0.87%

Ratio of net investment income
  to average net assets:
Net of waivers/Recovery of Fees ........      4.04%       3.74%        3.65%        3.76%        4.20%

Before waivers .........................      4.05%       3.71%        3.63%        3.76%        4.20%

Portfolio turnover rate ................        34%         11%          25%          65%          66%



UMB SCOUT MONEY MARKET FUND -- FEDERAL PORTFOLIO
------------------------------------------------------------------------------------------------------
                                                         FOR THE PERIODS ENDED JUNE 30,
                                             2007        2006         2005        2004         2003
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...   $  1.00     $  1.00     $   1.00     $   1.00     $   1.00
                                           -----------------------------------------------------------
  Income from investment operations:
  ----------------------------------
    Net investment income ..............      0.05        0.04         0.02         0.01         0.01
                                           -----------------------------------------------------------
  Distributions from:
  -------------------
    Net investment income ..............     (0.05)      (0.04)       (0.02)       (0.01)       (0.01)
                                           -----------------------------------------------------------
    Net asset value, end of period .....   $  1.00     $  1.00     $   1.00     $   1.00     $   1.00
                                           ===========================================================
  Total return .........................      4.82%       3.62%        1.69%        0.52%        0.92%
                                           ===========================================================
Ratios/Supplemental Data
------------------------
Net assets, end of period (in millions)    $   278     $   205     $    203     $    210     $    334

Ratio of expenses to average net assets       0.46%       0.50%        0.51%        0.51%        0.51%

Ratio of net investment income
  to average net assets ................      4.73%       3.58%        1.65%        0.52%        0.91%


--------------------------------------------------------------------------------
OCTOBER 31, 2007                                                              23

FINANCIAL HIGHLIGHTS
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

UMB SCOUT MONEY MARKET FUND -- PRIME PORTFOLIO
-------------------------------------------------------------------------------------------------------
                                                            FOR THE PERIODS ENDED JUNE 30,
                                            2007         2006        2005         2004         2003
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..   $  1.00     $   1.00     $   1.00     $   1.00     $    1.00
                                          -------------------------------------------------------------
  Income from investment operations:
    Net investment income .............      0.05         0.04         0.02         0.01          0.01
                                          -------------------------------------------------------------
  Distributions from:
    Net investment income .............     (0.05)       (0.04)       (0.02)       (0.01)        (0.01)
                                          -------------------------------------------------------------
Net asset value, end of period ........   $  1.00     $   1.00     $   1.00     $   1.00     $    1.00
                                          =============================================================
Total return ..........................      4.90%        3.68%        1.71%        0.54%         0.95%
                                          =============================================================

Ratios/Supplemental Data
Net assets, end of period (in millions)   $   671     $    572     $    517     $    587     $   1,011

Ratio of expenses to average net assets      0.46%        0.50%        0.50%        0.51%         0.50%

Ratio of net investment income
  to average net assets ...............      4.80%        3.64%        1.69%        0.54%         0.94%





UMB SCOUT TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------------------------------
                                                           FOR THE PERIODS ENDED JUNE 30,
                                            2007         2006         2005        2004          2003
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..   $  1.00     $   1.00     $   1.00     $   1.00     $    1.00
                                          -------------------------------------------------------------
  Income from investment operations:
    Net investment income .............      0.03         0.02         0.01         --            0.01
                                          -------------------------------------------------------------
  Distributions from:
    Net investment income .............     (0.03)       (0.02)       (0.01)        --           (0.01)
                                          -------------------------------------------------------------
Net asset value, end of period ........   $  1.00     $   1.00     $   1.00     $   1.00     $    1.00
                                          =============================================================
Total return ..........................      3.14%        2.37%        1.25%        0.42%         0.71%
                                          =============================================================

Ratios/Supplemental Data
Net assets, end of period (in millions)   $   140     $    110     $    147     $    146     $     197

Ratio of expenses to average net assets      0.49%        0.53%        0.51%        0.51%         0.51%

Ratio of net investment income
  to average net assets ...............      3.10%        2.33%        1.24%        0.42%         0.70%

--------------------------------------------------------------------------------
24                                                   UMB SCOUT FUNDS PROSPECTUS

BEFORE YOU INVEST

PROSPECTUS. This Prospectus contains important information about the Funds. Please read it carefully before you decide to invest.

ACCOUNT REGISTRATION. Once you have decided which Fund or Funds to invest in, you must select the appropriate form of account registration. There are many different types of mutual fund ownership. How you register your account with the Funds can affect your legal interests, as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax advisor to determine what form of account registration best meets your needs.

Available forms of registration include:

     o INDIVIDUAL OWNERSHIP. If you have reached the legal age of majority in your state of residence, you may open an individual account.

     o JOINT OWNERSHIP. Two or more individuals may open an account together as joint tenants with rights of survivorship, tenants in common or as community property.

     o CUSTODIAL ACCOUNT. You may open an account for a minor under the Uniform Gift to Minors Act/Uniform Transfer to Minors Act for your state of residence.

     o CORPORATE/TRUST OWNERSHIP. Corporations, trusts, charitable organizations and other businesses may open accounts.

     o IRAS AND OTHER TAX-DEFERRED ACCOUNTS. The Funds offer a variety of retirement accounts for individuals. Please refer to "Retirement Account Options" below for more information about these types of accounts.

ACCOUNT MINIMUMS. You also must decide how much money to invest. The following chart shows you the minimum amounts that you will need to open or add to certain types of accounts.

                                           INITIAL MINIMUM    ADDITIONAL MINIMUM
TYPE OF ACCOUNT                               PURCHASE             PURCHASE
--------------------------------------------------------------------------------
Regular (Individual, joint,
  corporate or trust)                                $1,000            $100
--------------------------------------------------------------------------------
IRA (including spousal, Roth & SEP IRAs
  and Coverdell Education Savings Accounts)            $100            $100
--------------------------------------------------------------------------------
Gifts to Minors (UGMA/UTMA)                            $250            $100
--------------------------------------------------------------------------------
Automatic Investment Plan                              $100             $50
--------------------------------------------------------------------------------
Exchanges                                            $1,000          $1,000
--------------------------------------------------------------------------------

DETERMINING YOUR SHARE PRICE. The price at which you purchase and redeem a Fund's shares is called the Fund's net asset value per share ("NAV"). A Fund calculates its NAV by taking the total value of its assets, subtracting its liabilities, and dividing the total by the number of Fund shares that are outstanding. Each Fund calculates its NAV once daily, Monday through Friday, as of the close of trading on the New York Stock Exchange ("NYSE") (usually 3:00 p.m. Central Time) on days when the Fund is open for business. The Funds are normally open for business on the same days that the NYSE is open for trading. The NYSE is closed on weekends, national holidays and Good Friday. If the NYSE is closed (other than for a national holiday or weekend), the Money Market Funds will remain open for business on each day that national banks are generally open for business, the U.S. government securities markets are open, and the Advisor determines that there is sufficient liquidity in those markets. The price of the shares you purchase or redeem will be the next NAV calculated after your order is received in good order by UMB Fund Services, Inc., the Funds' transfer agent (the "Transfer Agent"). "Good order" means that the account application has been properly completed and signed and payment for the shares has been made (instructions for purchasing shares can be found on page 27). Additional requirements for "good order" can be found in the "Customer Identification Program" section of the Prospectus. Certain intermediaries that have made satisfactory contractual arrangements are authorized to accept purchase, redemption or exchange orders for Fund shares. In such cases, when the intermediaries have received your order (and payment if necessary) prior to the close of trading on the NYSE, the order is processed at the NAV per share next calculated after receipt of the order by the intermediary. The Funds reserve the right to cease, or to advance the time for, accepting purchase, redemption or exchange orders to be calculated at the same day's NAV when the NYSE closes early as a result of unusual weather or other conditions, when the bond markets or the Federal Reserve Bank of Kansas City closes early, trading on the NYSE is restricted or as otherwise permitted by the Securities and Exchange Commission. The Board of Trustees of the Funds may, for any business day, decide to change the time as of which a Fund's NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the Securities and Exchange Commission.



--------------------------------------------------------------------------------
OCTOBER 31, 2007                                                              25

--------------------------------------------------------------------------------

Each security owned by a Fund that is listed on an exchange, except the NASDAQ National Market(R) and Small Cap(R) exchanges, is valued at its last sale price on that exchange on the date when Fund assets are valued. Where the security is listed on more than one exchange, the Funds will use the price of that exchange that it generally considers to be the principal exchange on which the security is traded. If there are no sales, the security is valued at the mean between the last current closing bid and asked prices. NASDAQ National Market(R) and Small Cap(R) securities will be valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP will be based on the last trade price if it falls within the concurrent best bid and asked prices and will be normalized pursuant to NASDAQ's published procedures if it falls outside this range. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. Debt securities (other than short-term instruments maturing within 60 days), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service, which utilize both dealer-supplied valuations and formula-based techniques. Short-term instruments maturing within 60 days may be valued at amortized cost. The Money Market Funds value assets on the basis of amortized cost as further described in the SAI.

When market quotations are not readily available or are unreliable, any security or other asset is valued at its fair value as determined in good faith by the Advisor using procedures adopted by, and under the supervision of, the Board. A Fund will also value a security at fair value when significant events that materially affect the security's price occur after the last available market price and before the Fund calculates its NAV.

In addition, the fair value procedures are also used to limit the UMB Scout International Fund's, the UMB Scout Mid Cap Fund's and the UMB Scout Small Cap Fund's possible exposure to investors who engage in the type of market-timing trading that seeks to take advantage of possible delays between the change in the value of a Fund's portfolio holdings and the reflection of the change in the NAV of a Fund's shares (as further described in the "Arbitrage market timing" section). For example, if the UMB Scout International Fund holds a portfolio security traded on a foreign exchange that closes prior to the time that the Fund calculates its NAV and an event that may affect the value of that foreign security occurs after the foreign market close, the Advisor will review the closing price of the foreign security on the foreign exchange to determine whether the price at the foreign market close accurately reflects the fair market value of the foreign security at the time that the Fund calculates its NAV. Likewise, if the UMB Scout Mid Cap Fund or the UMB Scout Small Cap Fund holds a thinly traded security and there is not a significant amount of market activity on a trading day, the Advisor will review the closing price to determine if the closing price accurately reflects the fair market value of that thinly traded security. If the Advisor determines that the price at the foreign market close does not accurately reflect the fair market value of the foreign security when the UMB Scout International Fund calculates its NAV or that the closing price of the thinly traded security does not accurately reflect the fair market value of the security at the time the UMB Scout Mid Cap Fund or the UMB Scout Small Cap Fund calculates its NAV, the Advisor will take steps to determine the fair market value of the security.

The Funds' fair value pricing of securities traded on foreign exchanges utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The Funds may rely on the third-party pricing service's prices to reflect events materially affecting the values of the Funds' foreign investments during the period between the close of foreign markets and the close of regular trading on the NYSE. In certain circumstances, if events occur that materially affect the values of the Funds' foreign investments, the third-party pricing services will provide revised values to the Funds. The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using closing market prices.

If a Fund owns any foreign securities that are traded on foreign exchanges that are open on weekends or other days when the Funds do not price their shares, the value of the Fund's portfolio securities may change on days when the Fund does not calculate its NAV and when shareholders will not be able to purchase or redeem Fund shares.

To the extent that the Advisor determines the fair market value of a security, it is possible that the fair market value determined by the Advisor will not exactly match the market price of the security when the security is sold by the Fund.


BUYING SHARES

You can buy shares directly from the Funds or through a financial services agent such as a bank, financial or investment advisor or broker-dealer, or other institution that the Funds have authorized to sell shares. If you maintain certain accounts at UMB, or another institution (such as a bank or broker-dealer) that has entered into an agreement with the Funds to provide services to its shareholders, you may purchase shares through your institution in accordance with its procedures. Please see "Transactions Through UMB Bank, n.a. and Other Institutions" below for more details.

--------------------------------------------------------------------------------
26                                                   UMB SCOUT FUNDS PROSPECTUS

--------------------------------------------------------------------------------

TO OPEN AN ACCOUNT OR BUY ADDITIONAL SHARES DIRECTLY FROM THE FUNDS, JUST FOLLOW THESE STEPS:

TO OPEN AN ACCOUNT                           TO ADD TO AN ACCOUNT

BY MAIL:
o Complete and sign the account
  application or an IRA application.
  If you do not complete the application
  properly, your purchase may be delayed or
  rejected.
                                             BY MAIL:
o Make your check payable to the "UMB Scout  o Complete the investment slip that
  Funds." The Funds do not accept cash,        is included in your account
  money orders, third party checks,            statement and write your account
  travelers  checks, credit card checks,       number on your check.
  checks drawn on banks outside the
  United States or other checks deemed to    o If you no longer have your
  be high risk.                                investment slip, please reference
                                               your name, account number and
o For IRA accounts, please specify the year    address on your check, and the
  for which  the contribution is made.         name of the Fund(s) in which you
                                               want to invest.

                                             o Make your check payable to the
                                               "UMB Scout Funds."




--------------------------------------------------------------------------------
MAIL YOUR APPLICATION AND CHECK TO:          MAIL THE SLIP AND CHECK TO:
UMB Scout Funds                              UMB Scout Funds
P.O. Box 1241                                P.O. Box 1241
Milwaukee, WI 53201-1241                     Milwaukee, WI 53201-1241
--------------------------------------------------------------------------------
BY OVERNIGHT COURIER, SEND TO:               BY OVERNIGHT COURIER, SEND TO:
UMB Scout Funds                              UMB Scout Funds
803 West Michigan Street, Suite A            803 West Michigan Street, Suite A
Milwaukee, WI 53233-2301                     Milwaukee, WI 53233-2301
--------------------------------------------------------------------------------
BY TELEPHONE:                                BY TELEPHONE:
You may not make your initial purchase by    o You automatically have the
telephone.                                     privilege to purchase additional
---------------------------------------------  shares by telephone unless you have declined this service on
                                               your account application. You
                                               may call 1-800-996-2862
BY WIRE:                                       to purchase shares in an existing
o To purchase shares by wire, the Transfer     account.
Agent must have received a completed
application and issued an account number     o Investments made by electronic
to you. Call 1-800-996-2862 for instructions   funds transfer must be in
prior to wiring the funds.                     amounts of at least $100 and not
                                               greater than $50,000.
                                             -----------------------------------
o Send your investment to UMB with these
  instructions:
UMB Bank, n.a.                               BY WIRE:
ABA# 101000695                               Send your investment to UMB by
For Credit to the UMB Scout Funds            following the instructions listed
                                             in the column to the left.

A/C# 9871062406                              -----------------------------------
For further credit to: investor account      ONLINE:
number; name(s)  of investor(s); SSN or
TIN; name of Fund to be purchased.           Visit the Funds' web site and
---------------------------------------------complete the online form to add to your account in amounts of $100 or
                                             more.
ONLINE:                                      -----------------------------------
Visit the Funds' web site, complete and
electronically submit the online
application. Accounts for third parties,
trusts, corporations, partnerships and
other entities may not be opened online and
are not eligible for online transactions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OCTOBER 31, 2007                                                              27

--------------------------------------------------------------------------------

If your purchase request is received by the Transfer Agent or other authorized agent before the close of trading on the NYSE (usually 3:00 p.m. Central Time) on a day when the Funds are open for business, your request will be executed at that day's NAV, provided that your application is in good order. "Good order" means that all shares are paid for, and that you have included all required documentation along with any required Medallion signature guarantees. If your request is received after the close of trading, it will be priced at the next business day's NAV. Shares purchased by wire will receive the NAV next determined after the Transfer Agent receives your wired funds and all required information is provided in the wire instructions. The Funds reserve the right to modify the terms and conditions of purchase transactions at any time, without prior notice.

CUSTOMER IDENTIFICATION PROGRAM

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, your date of birth (for a natural person), your residential address or principal place of business, (as the case may be), and mailing address, if different, as well as your Taxpayer Identification Number (or Social Security Number). Additional information is required for corporations, partnerships, trusts and other entities. Applications without such information will not be considered in good order. The Funds reserve the right to deny applications or redeem your account if the application is not in good order or they are unable to verify your identity.

AUTOMATIC INVESTMENT PLAN (AIP)

To make regular investing more convenient, you can open an AIP with an initial investment of $100 and a minimum of $50 per transaction after you start your plan. Purchases made pursuant to an AIP may not exceed $50,000 per transaction. You tell us how much to invest for you every month or quarter. On the day you select (you may choose the 5th, 10th, 15th, 20th, or 25th of the month), that amount is automatically transferred from your checking or savings account. There is no fee for this service, but if there is not enough money in your bank account to cover the withdrawal you will be charged $20, your purchase will be cancelled, your AIP will be terminated and you will be responsible for any resulting losses to the Funds. Your AIP will also be terminated in the event two successive mailings to you are returned by the United States Post Office as undeliverable. If this occurs, you must call or write to reinstate your AIP. You can terminate your AIP at any time by calling the Funds at least five business days before your next scheduled withdrawal date. To implement this plan, please fill out the appropriate area of your application, or call 1-800-996-2862 for assistance.

ADDITIONAL PURCHASE INFORMATION

o    The Funds do not issue certificates for shares.
o If your check or ACH purchase does not clear for any reason, your purchase will be cancelled. You will be responsible for any resulting losses or expenses (including a $20 fee) incurred by the Fund or the Transfer Agent. The Fund may redeem shares you own in this or another identically registered Fund account as reimbursement for any such losses.
o You must provide the Funds with a Social Security Number or Taxpayer Identification Number and certify that the number is correct, as well as certify that you are a United States person (including a U.S. resident alien) and that you are not subject to backup withholding before your account can be established. If you do not provide these certifications on your account application, the Funds will be required to withhold and remit to the IRS a percentage of dividends, capital gains distributions and redemptions as set forth in applicable IRS Rules and Regulations. The Funds must also withhold if the IRS instructs them to do so.
o The Funds are only offered to residents of the United States. This Prospectus should not be considered a solicitation to buy or an offer to sell shares of the Funds in any jurisdiction where it would be unlawful to do so under the securities laws of that jurisdiction.
o The Funds will not accept your application if you are investing for another person as attorney-in-fact. The Funds will not accept applications that list "Power of Attorney" or "POA" in the registration section.
o Once you place your order, you may not cancel or revoke it. The Funds may reject a purchase order for any reason.

TRANSACTIONS THROUGH UMB BANK, N.A. AND OTHER INSTITUTIONS. In addition to purchasing shares from the Funds, you may invest through a financial services agent such as a bank, financial or investment advisor or broker-dealer. UMB trust department customers may purchase shares through their qualified accounts and should consult with their account officer for additional information and instructions. Customers of other financial services agents should contact their account officers for appropriate purchase instructions. Please note that your financial services agent may charge transaction and other fees and may set different minimum investments or limitations on buying and selling shares than those described in the Prospectus. In addition, these intermediaries may place limits on your ability to use services the Funds offer. To determine whether you may purchase shares through your institution, contact your institution directly.

The Advisor, from its own resources, may make payments to financial service agents as compensation for access to platforms or programs that facilitate the sale or distribution of mutual fund shares, and for related services provided in connection with such platforms and programs. This includes fees paid to UMB Financial Services, Inc. and UMB on Fund shares held in customer accounts for services rendered. These payments would be in addition to Fund payments described in this Prospectus. The amount of the payment may be different for different agents. The aggregate amount of these additional payments could be substantial. These

--------------------------------------------------------------------------------
28                                                   UMB SCOUT FUNDS PROSPECTUS

--------------------------------------------------------------------------------

additional payments may include amounts that are sometimes referred to as "revenue sharing" payments. These payments may create an incentive for the recipient to recommend or sell shares of a Fund to you. Please contact your financial intermediary for details about additional payments it may receive and any potential conflicts of interest.

SELLING SHARES

When you purchase your shares directly from the Funds, you may redeem or exchange shares by the methods described below. You may also use any of these methods if you purchase your shares through an account at UMB, or another financial services agent and you appear on the Funds' records as the registered account holder. These redemption instructions do not apply to Fund shares held in an omnibus account. You may redeem your shares of a Fund on any day the Fund is open for business by following the instructions below. You may elect to have redemption proceeds sent to you by check, wire or electronic funds transfer. There is a $13 fee for each wire transfer. The Funds normally pay redemption proceeds within two business days, but may take up to 15 days.

BY MAIL

o Send a letter of instruction that includes your account number, the Fund name, the dollar value or number of shares you want to redeem, and how and where to send the proceeds.

o Sign the request exactly as the shares are registered. All account owners must sign.

o    Include a Medallion signature guarantee, if necessary (see page 30).

o    Send your request to:

REGULAR MAIL                                OVERNIGHT COURIER
UMB Scout Funds                             UMB Scout Funds
P.O. Box 1241                               West Michigan Street, Suite A
Milwaukee, WI 53201-1241                    Milwaukee, WI 53233-2301

BY TELEPHONE

o You automatically have the privilege to redeem shares by telephone unless you have declined this option on your account application.
o Call 1-800-996-2862, between 7:00 a.m. and 7:00 p.m. Central Time. You may redeem as little as $500 but no more than $50,000.

ONLINE

o If you have registered for online transaction privileges, you may redeem shares online for any amount between $500 and $50,000.

Redemption requests received in "good order" before the close of the NYSE (usually 3:00 p.m. Central Time) on any day that the Funds are open for business will be processed at that day's NAV. "Good order" means that all shares are paid for, and that you have included all required documentation along with any required Medallion signature guarantees. If you purchased shares through a financial intermediary, the financial intermediary may have its own earlier deadlines for the receipt of the redemption order. If you are attempting to redeem from unsettled purchases or uncollected funds, your request will be returned to you.

PLEASE NOTE THAT THE FUNDS MAY REQUIRE ADDITIONAL DOCUMENTS FOR REDEMPTIONS BY CORPORATIONS, EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS OR OTHER FIDUCIARIES. IF YOU HAVE ANY QUESTIONS ABOUT HOW TO REDEEM SHARES, OR TO DETERMINE IF A MEDALLION SIGNATURE GUARANTEE OR OTHER DOCUMENTATION IS REQUIRED, PLEASE CALL 1-800-996-2862.

REDEMPTION FEE

Shares of the UMB Scout Mid Cap, Small Cap and International Funds that are sold or exchanged within two months of purchase will be assessed a redemption fee of 2.00%. This redemption fee is imposed to discourage short-term trading and is paid to the Fund to help offset any costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions, redemptions or exchanges in connection with a systematic withdrawal plan (including an automatic exchange plan), redemptions or exchanges in a discretionary asset allocation or wrap program ("wrap programs") that are made as a result of a full withdrawal from the wrap program, involuntary redemptions, such as those resulting from a shareholder's failure to maintain a minimum investment in the Funds, or to pay shareholder fees, redemptions and exchanges effected by other mutual funds that are sponsored by the Advisor or its affiliates, and otherwise as the UMB Scout Funds or the Board of Trustees may determine in their sole discretion. The redemption fee will also not apply to accounts for which UMB serves as custodian, trustee or in any other fiduciary capacity, to employer-sponsored retirement plans such as 401(k) plans, or to accounts to which the application of the redemption fee is not technologically feasible, such as certain omnibus accounts maintained by a financial intermediary. Certain intermediaries may not apply the exemptions listed above to the redemption fee or may exempt transactions not listed above from the redemption fee. For shares that are held through a financial

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intermediary, in an omnibus or other group account, the Funds rely on the financial intermediary to assess the redemption fee on underlying shareholder accounts. Certain intermediaries may use criteria and methods for tracking, applying and/or calculating the redemption fee that may differ in some respects from that of the Funds. The redemption fee will apply to custody, trust or other fiduciary accounts held directly at the Funds. The redemption fee is deducted from the proceeds of the redemption or exchange and is paid directly to the affected Fund referenced above. If you bought shares in the Funds referenced above on different days, the shares held the longest will be redeemed first for purposes of determining whether the redemption fee applies ("first-in, first-out").

SYSTEMATIC WITHDRAWAL PLAN (SWP)

You can have shares automatically redeemed from your account on a regular basis by using our SWP. You may take systematic withdrawals of between $50 and $50,000 on a monthly or quarterly basis, on the 5th, 10th, 15th, 20th, or 25th of the month. The proceeds of a withdrawal can be sent to your address of record, sent by electronic transfer to your bank or invested in another Fund (minimum for auto-exchanges is $100). This plan may be a useful way to deal with mandatory withdrawals from an IRA. If you want to implement this plan, please fill out the appropriate area of your application or call 1-800-996-2862 for assistance.

ADDITIONAL REDEMPTION PROVISIONS

o Once we receive your order to redeem shares, you may not revoke or cancel it. The Funds cannot accept an order to redeem that specifies a particular date, price or any other special conditions.

o If your redemption request exceeds the amount that you currently have in your account, your entire account will be redeemed. Any Fund services that you have selected, such as SWPs or AIPs, will be cancelled.
o If you request that your redemption be sent via overnight delivery, we will deduct $15 from your account to cover the associated costs.

o The Funds reserve the right to suspend the redemption of shares when the securities markets are closed, trading is restricted for any reason, an emergency exists and disposal of securities owned by a Fund is not reasonably practicable, a Fund cannot fairly determine the value of its net assets or the Securities and Exchange Commission permits the suspension of the right of redemption or the postponement of the date of payment of a redemption.

o Under certain circumstances, a Fund may pay your redemption "in kind." This means that the Fund may pay you in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities you receive.

REDEEMING AND EXCHANGING THROUGH UMB BANK, N.A. AND OTHER INSTITUTIONS

If you purchase your shares through an account at UMB or another financial services agent, you must redeem or exchange them in accordance with the instructions governing that account. You should direct questions regarding these types of redemptions or exchanges to your account representative. Please note that when shares are purchased through UMB or another institution, you may be charged a fee by that institution for providing services in connection with your account.

TELEPHONE TRANSACTIONS

o In times of drastic economic or market conditions, you may have difficulty redeeming shares by telephone. The Funds reserve the right to temporarily discontinue or limit the telephone purchase, redemption or exchange privileges at any time during such periods.
o The Funds reserve the right to refuse a telephone redemption request if it believes it is advisable to do so. The Funds use procedures reasonably designed to confirm that telephone redemption instructions are genuine. These may include recording telephone transactions, testing the identity of the caller by asking for account information and sending prompt written confirmations. The Funds may implement other procedures from time to time. If these procedures are followed, the Funds and their service providers will not be liable for any losses due to unauthorized or fraudulent instructions.

MEDALLION SIGNATURE GUARANTEES

The Funds will require the Medallion signature guarantee of each account owner in the following situations:

     o    to change ownership on your account;

     o to send redemption proceeds to a different address than is currently on the account;

     o    to have the proceeds paid to someone other than the account's owner;

     o to transmit redemption proceeds by federal funds wire or ACH to a bank other than your bank of record;

     o    to add check-writing privileges;

     o    to add telephone privileges;

     o    to change the name on your account due to marriage or divorce;

     o to transfer your Fund IRA to another fund family (on the IRA transfer form);

     o if a change of address request has been received by the Transfer Agent within the last 60 days; or

     o    if your redemption is for $50,000 or more.

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30                                                  UMB SCOUT FUNDS PROSPECTUS

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A Medallion signature guarantee request may not be sent by facsimile.

The Funds require Medallion signature guarantees to protect both you and the Funds from possible fraudulent requests to redeem shares. You can obtain a Medallion signature guarantee from most broker-dealers, national or state banks, credit unions, federal savings and loan associations or other eligible institutions. A notary public is not an acceptable signature guarantor. Medallion signature guarantee requirements also apply to certain transactions on accounts involving executors, administrators, trustees or guardians. To determine if a Medallion signature guarantee is required, please call 1-800-996-2862.

SMALL ACCOUNTS. All Fund account owners share the high cost of maintaining accounts with low balances. To reduce this cost, the Funds reserve the right to close an account when your account balance falls below $1,000 (or the specified account minimum investment) for reasons other than a change in the market value. We will notify you in writing before we close your account, and you will have 60 days to add additional money to bring the balance up to $1,000. This provision does not apply to accounts held through financial services agents, retirement plan accounts, active AIPs or UGMA/UTMA accounts.


EXCHANGING SHARES

FUND TO FUND EXCHANGE. You may exchange shares in one Fund for shares in another Fund in writing, online, or by calling the Transfer Agent at 1-800-996-2862 between 7:00 a.m. and 7:00 p.m. Central Time. The minimum amount you may exchange is $1,000 (or the initial minimum investment requirement).

The following additional rules and guidelines apply:

     o    Each account must be registered identically;

     o You must meet the Fund's initial and subsequent investment minimums; the shares of the account you are exchanging in/out of must have a value of at least $2,500 when initiating an automatic exchange;

     o You may open a new account or purchase additional shares by exchanging shares from an existing Fund account. New accounts opened by exchange will have the same registration as the existing account and are subject to the minimum initial investment requirements; and

     o Exchanges of shares of the UMB Scout Mid Cap, Small Cap or International Funds held two months or less will trigger the redemption fee.

Additional documentation and a Medallion signature guarantee may be required for exchange requests from accounts registered in the name of a corporation, partnership or fiduciary. Please call 1-800-996-2862 to determine if a Medallion signature guarantee or other documentation is required.

If your order is received before close of trading on the NYSE (usually 3:00 p.m. Central Time) it will be processed at that day's NAV. Please note that the exchange of shares results in the sale of one Fund's shares and the purchase of another Fund's shares. As a result, an exchange could result in a gain or loss and a taxable event for you. The Funds may change or temporarily suspend the exchange privilege during unusual market conditions.

AUTOMATIC EXCHANGES

You can authorize automatic monthly exchanges ranging from $100 to $50,000 from one Fund account to another identically registered Fund account. The exchange will take place on the 5th, 10th, 15th, 20th, or 25th of the month, as selected by you. Exchanges will continue until all shares have been exchanged or until you terminate the service. You must own shares in an open account valued at $2,500 or more when you first authorize monthly exchanges. To implement this plan, please fill out the appropriate area of your application, or call 1-800-996-2862 for assistance.

MARKET TIMING

The Funds are not to be used as vehicles for short-term trading or market timing, and therefore, the non-Money Market Funds will not honor requests for purchases or exchanges by shareholders who identify themselves as market timers or are identified by the Funds as engaging in a pattern of frequent trading potentially injurious to the Funds. "Frequent trading potentially injurious to the Funds" is a sale or exchange of Fund shares exceeding a designated monetary threshold within 20 days of the purchase of such Fund shares.

The Funds believe that frequent trading strategies or market timing may adversely affect the Funds and their shareholders. A pattern of frequent trading or market timing may interfere with the efficient management of a Fund's portfolio, materially increase a Fund's transaction costs, administrative costs or taxes, and/or impact Fund performance.

In order to reduce the risks of frequent trading and market timing, the Funds' Board of Trustees has adopted redemption fees for certain Funds and has adopted, and management has implemented, policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions (or exchanges) of Fund shares in order to protect long-term Fund shareholders. The Funds reserve

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the right to restrict, reject, suspend, limit or terminate, without prior notice, the purchase or exchange privilege of any investor, or any financial intermediary firm, who appears to be employing a frequent trading or market-timing strategy or for any other reason.

The Funds maintain surveillance procedures to detect frequent trading or market timing of Fund shares. As part of this surveillance process, the purchase and subsequent sale or exchange of Fund shares exceeding the monetary threshold for transactions within a 20-day period are examined. To the extent that transactions exceeding the monetary threshold within a 20-day period are identified, the Funds will place a "block" on the account (and may also block the accounts of clients of the particular adviser or broker considered responsible for the trading). The Funds may modify their surveillance procedures and criteria from time to time without prior notice, subject to Board approval, as necessary or appropriate to improve the detection of frequent trading or to address specific circumstances. In the case of financial intermediaries, the application of the surveillance procedures will be subject to the limitations of the intermediaries' monitoring systems and/or ability to provide sufficient information from which to detect patterns of frequent trading potentially injurious to a Fund. The Funds also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence.

Management has determined that certain short-term purchases and redemptions (or exchanges) are not disruptive or harmful to the Funds' long-term shareholders, such as transactions conducted through systematic investment or withdrawal plans, certain asset allocation program transactions or trades within a Money Market Fund, and therefore such transactions generally are not subject to the surveillance procedures. Additional exceptions may be granted where extraordinary or unique circumstances indicate that a transaction (or series of transactions) does not adversely affect the Fund or its shareholders and is not part of a frequent trading or market timing strategy. Any such exceptions are subject to advance approval by the Funds' President, among others, and are subject to oversight by the Chief Compliance Officer and the Board.

The portfolio securities of the UMB Scout Mid Cap, Small Cap and International Funds may make those Funds more susceptible to frequent trading or market timing strategies. Some foreign securities in which the UMB Scout International Fund and the UMB Scout Mid Cap Fund have authority to invest or some thinly traded securities in which the UMB Scout Mid Cap Fund or UMB Scout Small Cap Fund may invest could subject those Funds to "arbitrage market timing," as described below. To reduce the susceptibility of these Funds to arbitrage market timing, the Board has also approved a redemption fee on UMB Scout International Fund, UMB Scout Mid Cap Fund or UMB Scout Small Cap Fund shares sold or exchanged within two months of purchase. Details of the redemption fee are disclosed on page 29.

The Funds' market timing policies do not relate to the Money Market Funds because the Money Market Funds seek to maintain a stable NAV of $1.00 per share and generally are used for short-term investment or cash management. There can be no assurance, however, that the Money Market Funds may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.

MARKET TIMING THROUGH FINANCIAL INTERMEDIARIES. Shareholders are subject to the Funds' policy prohibiting frequent trading or market timing regardless of whether they invest directly with the Funds or indirectly through a financial intermediary such as a broker-dealer, a bank, an investment advisor or an administrator or trustee of a 401(k) retirement plan that maintains an omnibus account with the Funds for trading on behalf of its customers. To the extent required by applicable regulation, the Funds or the Transfer Agent enter into agreements with financial intermediaries under which the intermediaries agree to provide information about Fund share transactions effected through the financial intermediary. While the Funds monitor accounts of financial intermediaries and will encourage financial intermediaries to apply the Funds' policy prohibiting frequent trading or market timing to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity, enforce the Funds' policy prohibiting frequent trading or enforce any applicable redemption fee with respect to customers of financial intermediaries. Certain financial intermediaries may be limited with respect to their monitoring systems and/or their ability to provide sufficient information from which to detect patterns of frequent trading potentially injurious to a Fund. For example, should it occur, the Funds may not be able to detect frequent trading or market timing that may be facilitated by financial intermediaries or it may be more difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. In certain circumstances, financial intermediaries such as 401(k) plan providers may not have the technical capability to apply the Funds' policy prohibiting frequent trading to their customers. Certain intermediaries may not apply the same exceptions to the Fund's policy prohibiting frequent trading to their customers or may apply a different policy and/or method for identifying these types of transactions than the Funds. In addition, certain intermediaries may use criteria and methods for tracking, applying and/or calculating the redemption fee that may differ in some respects from that of the Funds. Reasonable efforts will be made to identify the financial intermediary customer engaging in frequent trading. Transactions placed through the same financial intermediary that violate the policy prohibiting frequent trading may be deemed part of a group for purposes of the Funds' policy and may be rejected in whole or in part by the Funds. However, there can be no assurance that the Funds will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance.

ARBITRAGE MARKET TIMING. The UMB Scout Mid Cap Fund and UMB Scout International Fund have the authority to invest in foreign securities that are traded on foreign exchanges and the UMB Scout Mid Cap Fund and UMB Scout Small Cap Fund have the authority to invest in securities that are thinly traded. To the extent the UMB Scout Mid Cap, Small Cap and International Funds invest in these types of securities, respectively, the Funds may be exposed to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change of the value of a Fund's portfolio holdings and the reflection of the change in the

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32                                                  UMB SCOUT FUNDS PROSPECTUS

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NAV of the Fund's shares, sometimes referred to as "arbitrage market timing."
For example, the UMB Scout International Fund or UMB Scout Mid Cap Fund may hold portfolio securities that are traded on a foreign exchange that closes prior to the time that the Fund calculates its NAV. If an event that affects the value of that foreign security occurs prior to the time that the UMB Scout International Fund or UMB Scout Mid Cap Fund calculates its NAV, the closing price of the foreign security may not accurately represent the value of the foreign security at the time the Fund calculates its NAV. Likewise, if the UMB Scout Mid Cap Fund or UMB Scout Small Cap Fund invests in a security that is thinly traded, the closing price of that security may not accurately represent the market value of that security at the time the Fund calculates its NAV. There is the possibility that such "arbitrage market timing" trading, under certain circumstances, may dilute the value of a Fund's shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon NAVs that do not reflect the appropriate fair value prices of those portfolio securities. To reduce the risk of arbitrage market timing, the Funds have procedures to determine the fair value of a portfolio security if there is an indication that, for example, a closing price on a foreign market or closing price of a thinly traded security may not reflect the accurate fair market value of the security.

MAKING CHANGES TO YOUR ACCOUNT

You may call or write us to make changes to your account.

NAME CHANGES. If your name has changed due to marriage or divorce, send us a letter of instruction signed with both your old and new names. Include a certified copy of your marriage certificate or divorce decree, as applicable, or have your signatures Medallion guaranteed.

ADDRESS CHANGES. The easiest way to notify us is to return the stub from a recent confirmation or statement. You can also call the Transfer Agent with any changes at 1-800-996-2862.

TRANSFER OF ACCOUNT OWNERSHIP. Send us a letter including your account number, number of shares or dollar amount that are being transferred along with the name, date of birth, address and Social Security Number of the person to whom the shares are being transferred. The letter must be signed by all living registered owners. You will also need to include a Medallion signature guarantee. Corporations, businesses and trusts may have to provide additional documents. In order to avoid delays in processing account transfers, please call the Transfer Agent at 1-800-996-2862 to determine what additional documents are required.


SPECIAL FEATURES AND SERVICES

RETIREMENT AND SAVINGS ACCOUNT OPTIONS

The Funds offer a variety of retirement and savings accounts for which UMB serves as trustee or custodian. These accounts may offer tax advantages. For information on establishing retirement accounts, please call 1-800-996-2862. You should consult with your legal and/or tax advisor before you establish a retirement account.

The Funds currently offer the following kinds of retirement plans and savings account:

    o Traditional IRA (including spousal IRA)     o SEP-IRA
    o Rollover IRA                                o Coverdell Education Savings
    o Roth IRA                                      Account

ACH TRANSACTIONS

If you would like to purchase shares electronically or have redemption proceeds sent directly to your bank account, you must first have certain bank account information on file with us so that funds can be transferred electronically between your mutual fund and bank accounts. There is no charge to you for this procedure. You can establish this privilege by filling out the appropriate section of your account application. If you did not select the electronic purchase or redemption options on your original application, call us at 1-800-996-2862. Subsequent ACH transactions placed by telephone must be for at least $100 and may not exceed $50,000.

AUTOMATED TELEPHONE SERVICE

The Funds offer 24-hour, seven days a week access to Fund and account information via a toll-free line. The system provides total returns, share prices and price changes for the Funds, gives you account balances and history (e.g., last transaction, portfolio manager perspective and latest dividend distribution) and allows you to transact on your account. To access the automated system, please call 1-800-996-2862.

CHECK WRITING

This service is available if you own shares of one of the Money Market Funds. Check writing allows you to redeem shares of a Fund by writing a check. Each check must be for an amount of at least $500 up to $50,000. To select this option, please complete the appropriate section when filling out your application. You will receive special checks from the Funds' Transfer Agent. If you did not select the check writing option at the time you filled out your original application, please call 1-800-996-2862 for assistance.


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OTHER SHAREHOLDER INFORMATION

WEB SITE

You can obtain the most current Prospectus and shareholder reports for the Funds, as well as current performance information, applications and other Fund information by visiting the Funds' web site at umbscoutfunds.com.

In addition, you may enroll on the Funds' web site to establish online transaction privileges, which will enable you to buy, sell or exchange shares of the Funds online. In order to conduct online transactions, you must have telephone transaction privileges. You will be required to enter into a user's agreement during the enrollment process in order to initiate online transaction privileges. Payment for purchase of shares online may be made only through an ACH debit of your bank account. Therefore, to purchase shares online, you must also have ACH instructions on your account. If you open an account online, any redemption proceeds will only be sent to you via ACH or wire to the account from which the initial proceeds were drawn. Otherwise, redemption proceeds may be sent by check, wire or ACH transfer to the address or bank account of record.

You should be aware that the Internet is an unsecured, unstable and unregulated environment. Your ability to use the Funds' web site for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, the Funds, their Distributor and their Transfer Agent cannot assure you that inquiries, account information or trading activity will be completely secure. There may also be delays, malfunctions or other inconveniences generally associated with this medium. There may also be times when the Funds' web site is unavailable for transactions or other purposes. Should this occur, you should consider buying, selling or exchanging shares by another method. Neither the Funds, their Transfer Agent or Distributor will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information. In addition, neither the Funds, their Transfer Agent or Distributor will be liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

SHAREHOLDER COMMUNICATIONS

DISCLOSURE OF PORTFOLIO HOLDINGS. Each Fund (other than the Money Market Funds) makes a complete list of its portfolio holdings publicly available on the Funds' web site, umbscoutfunds.com, approximately thirty days after the end of each fiscal quarter. Further, each Fund that holds equity securities discloses its top ten equity holdings on the Funds' web site approximately fifteen days after the end of each fiscal quarter. This information is made available in order to enhance communications to the Funds' shareholders and provide them with additional means of monitoring and evaluating their investments in the Funds. A further description of the Funds' policies and procedures with respect to the disclosure of a Fund's portfolio securities is available in the Funds' SAI.

CONFIRMATIONS. You will receive a confirmation each time you buy, sell or exchange Fund shares. AIP participants receive quarterly confirmations of all automatic transactions.

QUARTERLY AND ANNUAL STATEMENTS. You will receive a quarterly statement listing all distributions, purchases and redemptions of Fund shares for the preceding calendar quarter. Your December statement will include a listing of all transactions for the entire year.

PLEASE REVIEW YOUR STATEMENT AND NOTIFY US IMMEDIATELY IF THERE ARE ANY DISCREPANCIES IN THE INFORMATION. YOU MUST CONTACT THE FUNDS IN WRITING REGARDING ANY ERRORS OR DISCREPANCIES ON YOUR STATEMENT WITHIN 90 DAYS OF THE DATE OF THE STATEMENT CONFIRMING A TRANSACTION. THE FUNDS RESERVE THE RIGHT TO DENY YOUR ABILITY TO REFUTE A TRANSACTION IF YOU FAIL TO NOTIFY THE FUNDS WITHIN SUCH 90 DAY TIME PERIOD.

SEMI-ANNUAL AND ANNUAL REPORTS. The Funds send Semi-Annual and Annual Reports to their shareholders. These reports provide financial information on your investments and give you a "snapshot" of the Funds' portfolio holdings at the end of their semi-annual and fiscal year periods. Additionally, the Annual Report discusses the factors that materially affected the Funds' performance for their most recently completed fiscal year, including relevant market conditions and the investment strategies and techniques that were used.

PROSPECTUS. Each year, the Funds will send all record shareholders a current Prospectus. Please read the Prospectus and keep it for future reference.

FORM 1099. Each year you will receive a Form 1099-DIV, showing the source of distributions for the preceding year, and a Form 1099-B showing shares you sold during the year.

FORM 5498. If you contributed to an IRA during the year you will receive a Form 5498 verifying your contribution.

You may elect to receive confirmations, statements and/or Annual and Semi-Annual Reports via email by completing and submitting the consent form on the Funds' web site.

HOUSEHOLDING

To help lower the Funds' expenses, we attempt to eliminate duplicate mailings of Prospectuses, Annual and Semi-Annual Reports to shareholders. When two or more Fund shareholders have the same last name and address, we may send just one copy of a Prospectus, Annual or Semi-Annual Report to that address rather than mailing separate documents to each shareholder. You can elect to receive individual copies of these regulatory mailings at any time by calling 1-800-996-2862. The Funds will begin sending you individual copies of these regulatory mailings within 30 days after your request.

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34                                                  UMB SCOUT FUNDS PROSPECTUS

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TRANSACTIONS THROUGH FINANCIAL SERVICES AGENTS AND SUB-AGENTS

The Funds may authorize one or more brokers or other financial services agents or sub-agents to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized financial services agent or sub-agent accepts the order, and your order will be priced at the Fund's NAV next computed after it is received in good order by the financial services agent or sub-agent. The Funds have agreed to allow some service providers to enter purchase orders for their customers by telephone, with payment to follow. Designated financial services agents and sub-agents are contractually obligated and responsible for transmitting orders that are accepted by them prior to the close of trading on the NYSE (usually 3:00 p.m. Central Time) and payment for the purchase of shares to the Transfer Agent within the time period agreed upon by them. If payment is not received within the time specified, your transaction may be cancelled, and the financial services agent will be held responsible for any resulting fees or losses.


DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund intends to distribute all of its net investment income and net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. The Funds will automatically reinvest your dividends and capital gains distributions in additional Fund shares unless you elect to have them paid to you in cash or directed toward an investment in another Fund. If you elect to have your distributions paid in cash, the Funds will send a check to your address of record.

A dividend from net investment income represents the income a Fund earns from dividends and interest received on its investments, after payment of the Fund's expenses. A capital gain arises from the increase in the value of a security that a Fund holds. A Fund's gain is "unrealized" until it sells a portfolio security. Each realized capital gain is either short-term or long-term, depending on whether the Fund held the security for one year or less or more than one year.

The UMB Scout Stock, Growth, Mid Cap, Small Cap and International Funds will pay substantially all of their net investment income semi-annually, usually in June and December. Substantially all of any net realized capital gains will be distributed annually by December 31.

The UMB Scout Bond Fund will declare a dividend every business day, equal to substantially all of its undistributed net investment income which is pro-rated daily among the shares eligible to receive it. Daily dividends are accumulated and paid monthly. Substantially all of any net realized capital gains will be distributed annually by December 31.

The Money Market Funds will declare a dividend every business day, equal to substantially all of their undistributed net investment income which is pro-rated daily among the shares eligible to receive it. Daily dividends are accumulated and paid monthly. The Money Market Funds' policies relating to maturities make it unlikely that they will have capital gains or losses.

ANNUAL STATEMENTS. Every January you will receive a statement that shows the tax status of distributions you received the previous calendar year. The Funds are also required to include on your information statement, exempt-interest dividends and the separately-identified portion that constitutes an item of tax preference for purposes of the alternative minimum tax (tax-exempt AMT interest). Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Funds will send you a corrected Form 1099-DIV to reflect reclassified information.

BUYING A DIVIDEND. Unless you invest in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a Fund shortly before the record date of a taxable distribution. This is known as "buying a dividend." The distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. To avoid "buying a dividend," check a Fund's distribution schedule before you invest by calling 1-800-996-2862.

--------------------------------------------------------------------------------
OCTOBER 31, 2007                                                              35

--------------------------------------------------------------------------------

TAXES

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of net investment income and short-term capital gains other than qualified dividend income received by individuals are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of ordinary income dividends designated by certain Funds may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

ADDITIONAL INFORMATION ABOUT THE UMB SCOUT TAX-FREE MONEY MARKET FUND.

Dividends from the UMB Scout Tax-Free Money Market Fund will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from regular federal income tax. The Fund, however, may invest a portion of its assets in securities that pay income that is not tax-exempt. Fund distributions from such income are taxable to you as ordinary income. No part of any such ordinary income dividends will be qualified dividend income eligible for taxation by individuals at long-term capital gain rates.

Fund distributions of short-term capital gains are taxable to you as ordinary income. Because the Fund is a money market fund, it does not anticipate realizing any long-term capital gains.

Exempt-interest dividends paid are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a preference item when determining your alternative minimum tax and under the income tax provisions of several states.

Exempt-interest dividends from interest earned on municipal securities of a state, or of its political subdivisions, generally are exempt from that state's personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in the Fund.

While the Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS, or a state tax authority, as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of a Fund's shares, to decline.

SALE OR REDEMPTION OF FUND SHARES. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. An exchange of your Fund shares for shares of a different Fund is the same as a redemption. The individual tax rate on any gain from the redemption or exchange of your Fund shares depends on your marginal tax bracket and on how long the shares have been held. However, because the Investor Class shares of the Money Market Funds expect to maintain a stable net asset value of $1.00 per share, investors in these Funds should not have any gain or loss on the sale or redemption of such shares.

BACKUP WITHHOLDING. By law, if you do not provide the Funds with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. The Funds also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

OTHER. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the United States government, subject to certain restrictions.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. If the UMB Scout International Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. The exemption from U.S. withholding for short-term capital gain and interest-related dividends paid by the Fund to non-U.S. investors will terminate and no longer be available for dividends paid by the Fund with respect to its taxable years beginning after December 31, 2007, unless such exemptions are extended or made permanent.

THIS DISCUSSION OF "DIVIDENDS, DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

--------------------------------------------------------------------------------
36                                                  UMB SCOUT FUNDS PROSPECTUS

--------------------------------------------------------------------------------








            THE FOLLOWING INFORMATION IS NOT PART OF THE PROSPECTUS.



THE UMB SCOUT FUNDS PRIVACY POLICY

The UMB Scout Funds are committed to the belief that maintaining the confidentiality of our shareholders' information is at the core of our relationship with our shareholders. We promise that we will protect your confidential information as set forth in this Privacy Policy.

INFORMATION WE COLLECT

The UMB Scout Funds collect and retain information about you only when we reasonably believe that the information will assist us in managing your accounts. One of the main reasons we collect certain information is to protect your account and to identify you when we conduct transactions for you. The information will also be used to comply with certain laws and regulations that may apply to us and to help us understand your financial needs as we design or improve our products and services. We will also use your information to administer your account and transactions and to provide you with products and services that will best assist you. We collect nonpublic personal information about you from the following sources:

     o your application or other forms, correspondence or conversations (examples include name, date of birth, address and Social Security Number); and

     o your transactions with us (examples include account activity and balances).

INFORMATION WE DISCLOSE

We understand that you expect the personal information you have entrusted to us to be handled with great care. We may share information about you with our affiliates in order for our affiliates to provide customer service, to process transactions, or to manage accounts for you. The types of affiliates with whom we share information include banks, investment advisors and other financial service providers. We share only information about our experiences or transactions involving you or your account, such as your name, address, Social Security Number, account activity and account balances.

The UMB Scout Funds do not disclose nonpublic personal information about our shareholders to nonaffiliated third parties, except as permitted by applicable law. In compliance with applicable laws, we may share nonpublic personal information with nonaffiliated third parties that perform services on our behalf or to other financial institutions with which we have joint marketing agreements. In all cases, your information is strictly protected. Each agreement requires that service providers keep the information strictly confidential and use it only for the purpose for which it was intended.

The personal information of former shareholders is treated in the same manner as the information of current shareholders.

CONFIDENTIALITY AND SECURITY

The UMB Scout Funds restrict access to nonpublic personal information about you to those employees who need to know the information in order to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.







             THE FOREGOING INFORMATION IS NOT PART OF THE PROSPECTUS.


--------------------------------------------------------------------------------
OCTOBER 31, 2007                                                              37

                       UMB SCOUT FUNDS Stock Fund (UMBSX)
                              Growth Fund (UMBOX)
                              Mid Cap Fund (UMBMX)
                             Small Cap Fund (UMBHX)
                           International Fund (UMBWX)
                               Bond Fund (UMBBX)
                     Money Market Fund - Federal Portfolio -
                             Investor Class (UMFXX)
                     Money Market Fund - Prime Portfolio -
                             Investor Class (UMPXX)
                          Tax-Free Money Market Fund -
                             Investor Class (UMTXX)



                                    logo (R)
                                UMB SCOUT FUNDS
                                  P.O. Box 1241
                            Milwaukee, WI 53201-1241

                            TOLL FREE 1-800-996-2862

                            E-MAIL: scoutfund@umb.com
                                umbscoutfunds.com

        "UMB," "Scout" and the Scout design -- Reg. U.S. Pat. & Tm. Off.



INVESTMENT ADVISOR
    Scout Investment Advisors, Inc.
    Kansas City, Missouri

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
    BKD, LLP
    Houston, Texas

LEGAL COUNSEL
    Stradley, Ronon, Stevens & Young, LLP
    Philadelphia, Pennsylvania

CUSTODIAN
    UMB Bank, n.a.
    Kansas City, Missouri

DISTRIBUTOR
    UMB Distribution Services, LLC
    Milwaukee, Wisconsin

TRANSFER AGENT
    UMB Fund Services, Inc.
    Milwaukee, Wisconsin

ADDITIONAL INFORMATION

The Statement of Additional Information ("SAI") contains additional information about the Funds and is incorporated by reference into this Prospectus. The Funds' Annual and Semi-Annual Reports to shareholders contain additional information about the Funds' investments. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

You may obtain a free copy of these documents by contacting the Funds by telephone, mail or e-mail as provided on this page. The Funds also make copies of these documents available free of charge on their web site at umbscoutfunds.com. You also may call the toll-free number provided to request other information about the Funds and to make shareholder inquiries.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available in the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies of this information also may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102.

SEC REGISTRATION NUMBER
811-09813 UMB Scout Funds


                                                                     UMB S000044
                                                                     SC-401-1007

                                     PART B

                                 UMB SCOUT FUNDS

                              UMB SCOUT STOCK FUND
                              UMB SCOUT GROWTH FUND
                             UMB SCOUT MID CAP FUND
                            UMB SCOUT SMALL CAP FUND
                          UMB SCOUT INTERNATIONAL FUND
                               UMB SCOUT BOND FUND
                 UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO
                  UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO
                      UMB SCOUT TAX-FREE MONEY MARKET FUND



                       STATEMENT OF ADDITIONAL INFORMATION


                                OCTOBER 31, 2007


This Statement of Additional Information ("SAI") is not a Prospectus but should be read in conjunction with the joint UMB Scout Funds' current Prospectus dated October 31, 2007 (which offers the UMB Stock, Growth, Mid Cap, Small Cap, International, and Bond Funds and the Investor Class shares of the UMB Scout Money Market Fund - Federal Portfolio, the UMB Scout Money Market Fund - Prime Portfolio and the UMB Scout Tax-Free Money Market Fund (the "Money Market Funds")), as well as the Prospectus for the Service Class shares of the Money Market Funds dated October 31, 2007. To obtain a free copy of either Prospectus or any Annual or Semi-Annual Report to shareholders, please call the Funds toll-free at 1-800-996-2862.

The audited financial statements for the fiscal year ended June 30, 2007 of the UMB Scout Funds are incorporated into this SAI by reference to the Annual Report of UMB Scout Funds (File No. 811-09813) filed with the Securities and Exchange Commission ("SEC") and consist of the following:

     1.   Schedule of Investments at June 30, 2007;
     2.   Statements of Assets and Liabilities at June 30, 2007;
     3.   Statements of Operations for the Year Ended June 30, 2007;
     4. Statements of Changes in Net Assets for the Years Ended June 30, 2007 and June 30, 2006;
     5.   Financial Highlights;
     6.   Notes to Financial Statements; and
     7. Report of Independent Registered Public Accounting Firm for the Annual Report dated June 30, 2007.


Because the Service Class shares of the Money Market Funds are new and did not exist as of June 30, 2007, the Annual Report of the UMB Scout Funds for the fiscal year ended June 30, 2007 does not contain any data for the Service Class shares of the Money Market Funds.

"UMB" and "Scout" --Reg. U.S. Pat. & Tm. Off.

                                TABLE OF CONTENTS
                                                                            PAGE
INTRODUCTION...................................................................1
INVESTMENT POLICIES............................................................1
      ABILITY TO CHANGE INVESTMENT OBJECTIVES AND POLICIES.....................1
      DIVERSIFICATION..........................................................1
      THE UMB SCOUT STOCK FUND.................................................1
      THE UMB SCOUT GROWTH FUND................................................4
      THE UMB SCOUT MID CAP FUND...............................................6
      THE UMB SCOUT SMALL CAP FUND.............................................9
      THE UMB SCOUT INTERNATIONAL FUND .......................................11
      THE UMB SCOUT BOND FUND.................................................15
      THE UMB SCOUT MONEY MARKET FUND -
        FEDERAL PORTFOLIO AND THE UMB SCOUT MONEY MARKET FUND - PRIME
      PORTFOLIO...............................................................19
      THE UMB SCOUT TAX-FREE MONEY MARKET FUND................................20
RISK FACTORS..................................................................22
      RISK FACTORS APPLICABLE TO FOREIGN INVESTMENTS..........................22
      RISK FACTORS APPLICABLE TO REPURCHASE AGREEMENTS........................23
      RISK FACTORS APPLICABLE TO MONEY MARKET INSTRUMENTS.....................23
      RISK FACTORS APPLICABLE TO ILLIQUID AND RESTRICTED SECURITIES...........23
      RISK FACTORS APPLICABLE TO INVESTMENT COMPANIES.........................23
      RISK FACTORS APPLICABLE TO SECURITIES LENDING...........................23
      RISK FACTORS APPLICABLE TO MORTGAGE-BACKED SECURITIES...................23
      RISK FACTORS APPLICABLE TO REITS........................................24
INVESTMENT RESTRICTIONS.......................................................24
PORTFOLIO TRANSACTIONS........................................................28
PURCHASE, REDEMPTION AND PRICING OF SHARES....................................30
DISCLOSURE OF PORTFOLIO HOLDINGS..............................................32
DIVIDENDS, DISTRIBUTIONS AND TAXES............................................33
INVESTMENT ADVISOR............................................................43
PORTFOLIO MANAGERS............................................................45
OFFICERS AND TRUSTEES.........................................................48
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES...............................54
ADMINISTRATOR AND FUND ACCOUNTANT.............................................55
DISTRIBUTOR...................................................................56
TRANSFER AGENT................................................................56
CUSTODIAN.....................................................................56
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................57
FUND COUNSEL..................................................................57
GENERAL INFORMATION AND HISTORY...............................................57
FIXED INCOME SECURITIES RATINGS...............................................59
MUNICIPAL SECURITIES RATINGS..................................................62

                                  INTRODUCTION

The investment companies within UMB Scout Funds are series of UMB Scout Funds, a Delaware statutory trust (the "Trust"). The Trust is registered and classified as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each separate series of the Trust (referred to as a "Fund" or, collectively, as the "Funds") operates as a separate mutual fund with shares that are offered for purchase and redemption on an ongoing basis. Each of the Money Market Funds issues two separate classes of shares:
Investor Class shares and Service Class shares. Each Fund's investment advisor is Scout Investment Advisors, Inc., a Missouri corporation (the "Advisor"), which is a wholly-owned subsidiary of UMB Bank, n.a. ("UMB Bank").

This SAI supplements the information contained in the Prospectuses for the Funds. The Prospectuses outline the investment objectives, principal investment strategies and principal risks of the Funds, as well as various policies relating to the purchase and redemption of shares. This SAI contains additional information about the operation of the Funds, including additional information about:
o    Investment Policies;
o    Risk Factors; and
o    Investment Restrictions.

                               INVESTMENT POLICIES

ABILITY TO CHANGE INVESTMENT OBJECTIVES AND POLICIES

The Funds' investment objectives and policies, except for the 80% policy of the UMB Scout Tax-Free Money Market Fund, are matters of non-fundamental policy, which means that the Board of Trustees can modify these investment objectives and policies without obtaining the approval of shareholders. By establishing investment policies as non-fundamental, the Board has greater flexibility to implement investment policy changes that it deems to be advisable and in the best interests of shareholders. If the Board approves a change in a Fund's investment objective, shareholders will be given written notice of the change prior to its implementation. Each Fund is also subject to certain fundamental investment restrictions that cannot be changed without shareholder approval, as required by law.

DIVERSIFICATION

All of the Funds are classified under the 1940 Act as "diversified" funds. Under the 1940 Act, if a fund is classified as a diversified fund, it generally means that the fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer (except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities issued by investment companies) or purchase more than 10% of the voting securities of any one issuer. A Fund may not change its classification from diversified to non-diversified unless the change is approved by a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

The Funds intend to satisfy the portfolio diversification requirements that are applicable to mutual funds under the Internal Revenue Code of 1986, as amended (the "Code").

THE UMB SCOUT STOCK FUND

To seek its objective of long-term growth of capital and income, the UMB Scout Stock Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks. Any change in the Fund's policy of investing 80% of its net assets in common stocks may not take effect until shareholders have received written notice of the change at least sixty (60) days before it occurs.


COMMON STOCKS. Common stocks are equity securities that represent a proportionate share of the ownership of a company. The value of common stocks is based on the success of a company's business, any income paid to stockholders, the value of the company's assets, and general market conditions. The Fund may invest directly in common stocks or invest indirectly by purchasing shares of other investment companies, real estate investment trusts ("REITs"), exchange traded funds, or through purchase of depository receipts (such as American Depository

Receipts ("ADRs"), European Depository Receipts ("EDRs"), International Depository Receipts ("IDRs") or Global Depository Receipts ("GDRs")). Depository receipts are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. The Fund may have exposure to international markets through its investment in larger U.S. companies that have significant international operations, and may also invest directly or indirectly in foreign companies, but does not expect to invest more than 10% of its net assets in foreign companies. In addition to common stocks, the Fund is authorized to invest, to a more limited extent, in preferred stocks, high grade fixed income securities, and preferred stocks or fixed income securities that are convertible into common stocks.



MONEY MARKET INVESTMENTS. The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality money market investments for reserves to cover redemptions and unanticipated expenses. There may also be times when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary, defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment. The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which the Fund may invest are:

     (1) direct obligations of the U.S. Government such as bills, notes and other debt securities issued by the U.S. Treasury;

     (2) certificates of deposit, bankers' acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

     (3) commercial paper of companies rated P-2 or higher by Moody's Investor Service, Inc. ("Moody's") or A-2 or higher by Standard & Poor's Ratings Group ("S&P(R)"), or if not rated by either Moody's or S&P(R), a company's commercial paper may be purchased by the Funds if the company has an outstanding bond issue rated Aa or higher by Moody's or AA or higher by S&P (R);

     (4) short-term debt securities that are non-convertible, have one year or less remaining to maturity at the date of purchase, and are rated Aa or higher by Moody's or AA or higher by S&P (R);

     (5) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion and which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and

     (6) repurchase agreements secured by issues of the U.S. Treasury or U.S. government and other collateral acceptable to the Advisor.

REPURCHASE AGREEMENTS. A repurchase agreement involves the sale of securities to the Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by the Fund. The Fund is specifically authorized to enter into repurchase agreements, notwithstanding the fundamental investment restriction that prohibits the Fund from making loans. The Fund will enter into repurchase agreements only with U.S. banks having assets in excess of $1 billion that are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the Advisor's credit standards. The term to maturity of a repurchase agreement normally will be no longer than a few days.

PREFERRED STOCKS. Preferred stocks also are equity securities. Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the company is liquidated. Unlike common stock, preferred stock does not usually have voting rights; however, in some instances, preferred stock is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the company's board of directors. Dividends on the typical preferred stock are cumulative, causing dividends to accrue even if not declared by the board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of companies of the preferred stocks in which the Fund may invest.

FIXED INCOME SECURITIES. Fixed income or debt securities are issued by governments, government agencies, corporations and other business organizations, and the securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. The Fund's investments in fixed income securities issued by corporations and other business organizations will be rated at the time of purchase within the top three classifications of Moody's (Aaa, Aa, and A) or S&P(R) (AAA, AA and A).

CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk and may be less volatile than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In selecting convertible securities, the Advisor will consider, among other factors: the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned. The convertible securities in which the Fund may invest are rated, at the time of purchase, at least "A" or better by Moody's or S&P(R) or determined to be of comparable quality by the Advisor if the security in unrated.

ILLIQUID AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in securities that are considered to be illiquid. A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the Securities Act of 1933, as amended (the "1933 Act"), and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities for purposes of the 15% limitation, as long as the Advisor determines, under the supervision of the Board, that an adequate trading market exists.


OTHER INVESTMENT COMPANIES. The Fund is authorized to purchase shares of other investment companies, such as mutual funds or exchange traded funds, subject to certain percentage limits set forth in the 1940 Act. Specifically, the Fund may invest up to 5% of its total assets in the securities of any one investment company (or series thereof), but may not own more than 3% of any investment company (or series thereof) or invest more than 10% of its total assets in the securities of other investment companies (or series thereof). The Fund may, however, invest in other investment companies without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. Investments in other investment companies are considered by the Fund to be investments in common stocks, provided the other investment company focuses its investments in equity securities.



SECURITIES LENDING. In order to generate additional income, the Fund may lend securities on a short-term basis to banks, broker-dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one third of the value of the Fund's total assets (including the loan collateral). Any cash collateral received by the Fund in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations.

THE UMB SCOUT GROWTH FUND

To seek its objective of long-term growth of capital, the UMB Scout Growth Fund normally invests in a diversified portfolio consisting primarily of common stocks.


COMMON STOCKS. Common stocks are equity securities that represent a proportionate share of the ownership of a company. The value of common stocks is based on the success of a company's business, any income paid to stockholders, the value of the company's assets, and general market conditions. The Fund may invest directly in common stocks or invest indirectly by purchasing shares of other investment companies, REITs, exchange traded funds, or through purchase of depository receipts (such as ADRs, EDRs, IDRs and GDRs). Depository receipts are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. The Fund may have exposure to international markets through its investment in larger U.S. companies that have significant international operations, and may also invest directly or indirectly in foreign companies, but does not expect to invest more than 10% of its net assets in foreign companies. In addition to common stocks, the Fund is authorized to invest, to a more limited extent, in preferred stocks, high grade fixed income securities, and preferred stocks or fixed income securities that are convertible into common stocks.



MONEY MARKET INVESTMENTS. The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality money market investments for reserves to cover redemptions and unanticipated expenses. There may also be times when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary, defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment. The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which the Fund may invest are:


     (1) direct obligations of the U.S. Government such as bills, notes and other debt securities issued by the U.S. Treasury;

     (2) certificates of deposit, bankers' acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

     (3) commercial paper of companies rated P-2 or higher by Moody's or A-2 or higher by S&P(R), or if not rated by either Moody's or S&P(R), a company's commercial paper may be purchased by the Funds if the company has an outstanding bond issue rated Aa or higher by Moody's or AA or higher by S&P (R);

     (4) short-term debt securities that are non-convertible, have one year or less remaining to maturity at the date of purchase, and are rated Aa or higher by Moody's or AA or higher by S&P (R);

     (5) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion and which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and

     (6) repurchase agreements secured by issues of the U.S. Treasury or U.S. government agencies and other types of collateral acceptable to the Advisor.

REPURCHASE AGREEMENTS. A repurchase agreement involves the sale of securities to the Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by the Fund. The Fund is specifically authorized to enter into repurchase agreements, notwithstanding the fundamental investment restriction that prohibits the Fund from making loans. The Fund will enter into repurchase agreements only with U.S. banks having assets in excess of $1 billion that are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the Advisor's credit standards. The term to maturity of a repurchase agreement normally will be no longer than a few days.

PREFERRED STOCKS. Preferred stocks also are equity securities. Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the company is liquidated. Unlike common stock, preferred stock does not usually have voting rights; however, in some instances, preferred stock is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the company's board of directors. Dividends on the typical preferred stock are cumulative, causing dividends to accrue even if not declared by the board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of companies of the preferred stocks in which the Fund may invest.

FIXED INCOME SECURITIES. Fixed income or debt securities are issued by governments, government agencies, corporations and other business organizations, and the securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. The Fund's investments in fixed income securities issued by corporations and other business organizations will be rated at the time of purchase within the top three classifications of Moody's (Aaa, Aa, and A) or S&P(R) (AAA, AA and A).

CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk and may be less volatile than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In selecting convertible securities, the Advisor will consider, among other factors: the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned. The convertible securities in which the Fund may invest are rated, at the time of purchase, at least "A" or better by Moody's or S&P(R) or determined to be of comparable quality by the Advisor if the security in unrated.

ILLIQUID AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in securities that are considered to be illiquid. A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the 1933 Act, and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities for purposes of the 15% limitation, as long as the Advisor determines, under the supervision of the Board, that an adequate trading market exists.


OTHER INVESTMENT COMPANIES. The Fund is authorized to purchase shares of other investment companies, such as mutual funds or exchange traded funds, subject to certain percentage limits set forth in the 1940 Act. Specifically, the Fund may invest up to 5% of its total assets in the securities of any one investment company (or series thereof), but may not own more than 3% of any investment company (or series thereof) or invest more than 10% of its total assets in the securities of other investment companies (or series thereof). The Fund may, however, invest in other investment companies without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. Investments in other investment companies are considered by the Fund to be investments in common stocks, provided the other investment company focuses its investments in equity securities.



SECURITIES LENDING. In order to generate additional income, the Fund may lend securities on a short-term basis to banks, broker-dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one third of the value of the Fund's total assets (including the loan collateral). Any cash collateral received by the Fund in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations.

THE UMB SCOUT MID CAP FUND

The Fund's investment objective is long-term growth of capital. The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in mid cap equity securities. Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty (60) days before it occurs. Mid cap equity securities are securities issued by companies that, at the time of the investment, have a market capitalization of between $1.5 billion and $17 billion, as defined by the Advisor. The Fund's benchmark is the Russell Midcap Index. The targeted market capitalization range of the Fund is designed to approximate the market capitalization range of the benchmark, not duplicate it. The definition of a mid cap stock may change at any time, with Board approval, if the Advisor determines the current mid cap range ($1.5 billion to $17 billion) becomes inappropriate for a mid cap equity fund.


The Fund will primarily invest in U.S. companies, but may invest up to 20% of the Fund's assets in foreign companies, ADRs and GDRs. The equity securities in which the Fund invests include common stocks, preferred stocks, and securities convertible into common stocks, rights, warrants, and REITs. Common stocks and REITs are equity securities that represent a proportionate share of the ownership of a company. Their value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets, and general market conditions.



COMMON STOCKS. Common stocks are equity securities that represent a proportionate share of the ownership of a company. The value of common stocks is based on the success of a company's business, any income paid to stockholders, the value of the company's assets, and general market conditions.

MONEY MARKET INVESTMENTS. The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality money market investments for reserves to cover redemptions and unanticipated expenses. There may also be times when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary, defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment. The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which the Fund may invest are:

     (1) direct obligations of the U.S. Government such as bills, notes and other debt securities issued by the U.S. Treasury;

     (2) certificates of deposit, bankers' acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

     (3) commercial paper of companies rated P-2 or higher by Moody's or A-2 or higher by S&P(R), or if not rated by either Moody's or S&P(R), a company's commercial paper may be purchased by the Fund if the company has an outstanding bond issue rated Aa or higher by Moody's or AA or higher by S&P (R);

     (4) short-term debt securities that are non-convertible, have one year or less remaining to maturity at the date of purchase, and are rated Aa or higher by Moody's or AA or higher by S&P (R);

     (5) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion, which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and

     (6) repurchase agreements secured by issues of the U.S. Treasury or U.S. government agencies and other types of collateral acceptable to the Advisor.

REPURCHASE AGREEMENTS. A repurchase agreement involves the sale of securities to the Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by the Fund. The Fund is specifically authorized to enter into repurchase agreements, notwithstanding the fundamental investment restriction that prohibits the Fund from making loans. The Fund will enter into repurchase agreements only with U.S. banks having assets in excess of $1 billion that are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the Advisor's credit standards. The term to maturity of a repurchase agreement normally will be no longer than a few days.

WARRANTS AND RIGHTS. The Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. Rights represent a preemptive right to purchase additional shares of stock at the time of new issuance, before stock is offered to the general public, so that the stockholder can retain the same ownership percentage after the offering.

CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk and may be less volatile than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In selecting convertible securities, the Advisor will consider, among other factors: the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned. The convertible securities in which the Fund may invest are rated, at the time of purchase, at least "A" or better by Moody's or S&P(R) or determined to be of comparable quality by the Advisor if the security in unrated.

ILLIQUID AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in securities that are considered to be illiquid. A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the 1933 Act and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities for purposes of the 15% limitation, as long as the Advisor determines, under the supervision of the Board, that an adequate trading market exists.

EXCHANGE-TRADED FUNDS ("ETFS"). To manage cash flows and maintain desired exposure to appropriate equity markets, the Fund may purchase and sell shares of ETFs. An ETF is a fund that holds a portfolio of common stocks whose shares trade throughout the day. ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of the ETF shares should, under normal circumstances, closely track the value of the index's underlying component stocks.

By investing in ETFs that track a particular index, the Fund can quickly employ any new cash to obtain exposure to a broadly diversified index-based investment portfolio.

Examples of ETFs in which the Fund may invest include, but are not limited to the "iShares Russell Midcap Index Fund," or other similar funds from various issuers. An investment in the iShares Russell Midcap Index is intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the Russell Midcap Index. There are as many as 70 separate iShares ETFs that track various domestic and international stock indices.

In connection with its investment in ETFs, the Fund will incur various costs that shareholders will ultimately bear. The Fund may also realize capital gains when ETF shares are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs to shareholders. In addition, the Fund is subject to other fees as an investor in ETFs including, but not limited to trustees' fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the net asset value of the ETF shares.

Because ETF shares are created from the stocks of an underlying portfolio and can be redeemed into the stocks of an underlying portfolio on any day, arbitrage traders may move to profit from any price discrepancies between the shares and the ETF's portfolio, which in turn helps to close the price gap between the two. Of course, because of the forces of supply and demand and other market factors, there may be times when an ETF share trades at a premium or discount to its net asset value.

The Fund only invests in ETFs that are federally registered investment companies, so the Fund's investments in ETFs are subject to its investment policies limiting the percentage that it can invest in other investment companies.

OTHER INVESTMENT COMPANIES. The Fund is authorized to purchase shares of other investment companies, including ETFs, subject to certain percentage limits set forth in the 1940 Act. Specifically, the Fund may invest up to 5% of its total assets in the securities of any one investment company (or series thereof), but may not own more than 3% of any investment company (or series thereof) or invest more than 10% of its total assets in the securities of other investment companies (or series thereof). The Fund may, however, invest in other investment companies without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction.

REITS. REITS pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

PREFERRED STOCKS. Preferred stocks also are equity securities. Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the company is liquidated. Unlike common stock, preferred stock does not usually have voting rights; however, in some instances, preferred stock is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the company's board of directors. Dividends on the typical preferred stock are cumulative, causing dividends to accrue even if not declared by the board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of companies of the preferred stocks in which the Fund may invest.

FIXED INCOME SECURITIES. Fixed income or debt securities are issued by governments, government agencies, corporations and other business organizations, and the securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

SECURITIES LENDING. In order to generate additional income, the Fund may lend securities on a short-term basis to banks, broker-dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one third of the value of the Fund's total assets (including the loan collateral). Any cash collateral received by the Fund in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations.

THE UMB SCOUT SMALL CAP FUND

The Fund's investment objective is long-term growth of capital. The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of small cap equity securities. Small cap equity securities are those securities issued by companies that, at the time of the investment, have a market capitalization of $2.5 billion or less. Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty (60) days before it occurs.

The Fund may invest in companies either located in or having a substantial portion of their business in the United States. The equity securities in which the Fund invests include common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. Common stocks are equity securities that represent a proportionate share of the ownership of a company. Their value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets, and general market conditions.

The Fund also is authorized to purchase fixed income securities such as corporate bonds, U.S. government issues such as treasury bills, treasury notes and treasury bonds, or short-term money market instruments such as commercial paper, bankers' acceptances and certificates of deposit. The Fund may also invest, to a limited extent, in shares of ETFs that are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of a particular market index.

COMMON STOCKS. Common stocks are equity securities that represent a proportionate share of the ownership of a company. The value of common stocks is based on the success of a company's business, any income paid to stockholders, the value of the company's assets, and general market conditions.

MONEY MARKET INVESTMENTS. The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality money market investments for reserves to cover redemptions and unanticipated expenses. There may also be times when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary, defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment. The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which the Fund may invest are:

         (1) direct obligations of the U.S. Government such as bills, notes and other debt securities issued by the U.S. Treasury;

         (2) certificates of deposit, bankers' acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

         (3) commercial paper of companies rated P-2 or higher by Moody's or A-2 or higher by S&P(R), or if not rated by either Moody's or S&P(R), a company's commercial paper may be purchased by the Fund if the company has an outstanding bond issue rated Aa or higher by Moody's or AA or higher by S&P (R);

         (4) short-term debt securities that are non-convertible, have one year or less remaining to maturity at the date of purchase, and are rated Aa or higher by Moody's or AA or higher by S&P (R);

         (5) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion, which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and

         (6) repurchase agreements secured by issues of the U.S. Treasury or U.S. government agencies and other types of collateral acceptable to the Advisor.

REPURCHASE AGREEMENTS. A repurchase agreement involves the sale of securities to the Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by the Fund. The Fund is specifically authorized to enter into repurchase agreements, notwithstanding the fundamental investment restriction that prohibits the Fund from making loans. The Fund will enter into repurchase agreements only with U.S. banks having assets in excess of $1 billion that are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the Advisor's credit standards. The term to maturity of a repurchase agreement normally will be no longer than a few days.

WARRANTS AND RIGHTS. The Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. Rights represent a preemptive right to purchase additional shares of stock at the time of new issuance, before stock is offered to the general public, so that the stockholder can retain the same ownership percentage after the offering.

CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk and may be less volatile than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In selecting convertible securities, the Advisor will consider, among other factors: the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned. The convertible securities in which the Fund may invest are rated, at the time of purchase, at least "A" or better by Moody's or S&P(R) or determined to be of comparable quality by the Advisor if the security in unrated.

ILLIQUID AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in securities that are considered to be illiquid. A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the 1933 Act and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities for purposes of the 15% limitation, as long as the Advisor determines, under the supervision of the Board, that an adequate trading market exists.

ETFS. To manage cash flows and maintain desired exposure to appropriate equity markets, the Fund may purchase and sell shares of ETFs. An ETF is a fund that holds a portfolio of common stocks whose shares trade throughout the day. ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of the ETF shares should, under normal circumstances, closely track the value of the index's underlying component stocks. By investing in ETFs that track a particular index, the Fund can quickly employ any new cash to obtain exposure to a broadly diversified index-based investment portfolio.

Examples of ETFs in which the Fund may invest include, but are not limited to "Nasdaq-100 Shares", "QQQs" (sometimes called "Cubes," "Qubes" or "Qs") and "iShares" (such as the "iShares Russell 2000(R) Growth"). Cubes are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the Nasdaq-100 Index(R). An investment in iShares Russell 2000(R) Growth is intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the Russell 2000(R) Growth index. There are as many as 70 separate iShares ETFs that track various domestic and international stock indices.

In connection with its investment in ETFs, the Fund will incur various costs that shareholders will ultimately bear. The Fund may also realize capital gains when ETF shares are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs to shareholders. In addition, the Fund is subject to other fees as an investor in ETFs including, but not limited to trustees' fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the net asset value of the ETF shares.

Because ETF shares are created from the stocks of an underlying portfolio and can be redeemed into the stocks of an underlying portfolio on any day, arbitrage traders may move to profit from any price discrepancies between the shares and the ETF's portfolio, which in turn helps to close the price gap between the two. Of course, because of the forces of supply and demand and other market factors, there may be times when an ETF share trades at a premium or discount to its net asset value.

The Fund only invests in ETFs that are federally registered investment companies, so the Fund's investments in ETFs are subject to its investment policies limiting the percentage that it can invest in other investment companies.

OTHER INVESTMENT COMPANIES. The Fund is authorized to purchase shares of other investment companies, including ETFs, subject to certain percentage limits set forth in the 1940 Act. Specifically, the Fund may invest up to 5% of its total assets in the securities of any one investment company (or series thereof), but may not own more than 3% of any investment company (or series thereof) or invest more than 10% of its total assets in the securities of other investment companies (or series thereof). The Fund may, however, invest in other investment companies without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction.

PREFERRED STOCKS. Preferred stocks also are equity securities. Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the company is liquidated. Unlike common stock, preferred stock does not usually have voting rights; however, in some instances, preferred stock is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the company's board of directors. Dividends on the typical preferred stock are cumulative, causing dividends to accrue even if not declared by the board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of companies of the preferred stocks in which the Fund may invest.

FIXED INCOME SECURITIES. Fixed income or debt securities are issued by governments, government agencies, corporations and other business organizations, and the securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

SECURITIES LENDING. In order to generate additional income, the Fund may lend securities on a short-term basis to banks, broker-dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one third of the value of the Fund's total assets (including the loan collateral). Any cash collateral received by the Fund in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations.

THE UMB SCOUT INTERNATIONAL FUND

To seek its objective of long-term growth of capital and income, the Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities (for example, common stocks, depository receipts and securities convertible into common stocks) of established companies either located outside the U.S. or whose primary business is carried on outside the U.S.


Common stocks are equity securities that represent a proportionate share of the ownership of a company. Their value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets, and general market conditions. The Fund may invest directly in foreign securities or purchase ADRs, EDRs, GDRs and IDRs, in bearer form, which are designed for use in European and other securities markets. ADRs, EDRs, GDRs and IDRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.


The Fund diversifies its investments among various countries and a number of different industries. Generally, the Fund does not intend to invest more than 25% of its net assets in any one particular country or in securities issued by any single foreign government, its agencies or instrumentalities, and the Fund normally invests its assets in at least three foreign countries. However, the Fund may, at times, temporarily invest a substantial portion of its assets in one or more of such countries if economic and business conditions warrant such investments.

The Fund will not invest more than 20% of its net assets in companies located in developing countries. A developing country is generally considered to be a country that is in the initial stages of its industrialization cycle with a low per capita gross national product. Compared to investment in the United States and other developed countries, investing in the equity and fixed income markets of developing countries involves exposure to relatively unstable governments, economic structures that are generally less mature and based on only a few industries and securities markets which trade a small number of securities. Prices on securities exchanges in developing countries generally will be more volatile than those in developed countries.

The Fund may invest in securities that are not listed on an exchange. Generally, the volume of trading in an unlisted common stock is less than the volume of trading in a listed stock. This means that the degree of market liquidity of some stocks in which the Fund invests may be relatively limited. When the Fund disposes of such a stock it may have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time.

In addition to equity securities, the Fund is authorized to invest, to a limited extent, in fixed-income securities of worldwide companies as described above. While most foreign securities are not subject to standard credit ratings, the Advisor intends to select "investment grade" issues of foreign debt securities which are comparable to a Baa or higher rating by Moody's or a BBB or higher rating by S&P(R) at the time of initial investment, based on available information, and taking into account liquidity and quality issues. Securities rated BBB or Baa are considered to have speculative characteristics. The Fund does not intend to hold more than 5% of its portfolio in securities whose ratings have dropped below investment grade. The Advisor will review such securities and determine appropriate action to take with respect to such securities.

In order to expedite settlement of portfolio transactions and to minimize currency value fluctuations, the Fund may purchase foreign currencies and/or engage in forward foreign currency transactions. The Fund will not engage in forward foreign currency exchange contracts for speculative purposes.

DEPOSITORY RECEIPTS. The Fund may purchase depository receipts, which include ADRs, EDRs, GDRs and IDRs, whether they are "sponsored" or "unsponsored." "Sponsored" depository receipts are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" depository receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may be a reduced correlation between information concerning the issuer of the security and the market value of an unsponsored depository receipt. Depository receipts may result in a withholding tax by the foreign country of source, which will have the effect of reducing the income distributable to shareholders.

MONEY MARKET INVESTMENTS. The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality money market investments for reserves to cover redemptions and unanticipated expenses. There may also be times when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary, defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment. The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which the Fund may invest are:

     (1) direct obligations of the U.S. Government such as bills, notes and other debt securities issued by the U.S. Treasury;

     (2) certificates of deposit, bankers' acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

     (3) commercial paper of companies rated P-2 or higher by Moody's or A-2 or higher by S&P(R), or if not rated by either Moody's or S&P(R), a company's commercial paper may be purchased by the Fund if the company has an outstanding bond issue rated Aa or higher by Moody's or AA or higher by S&P (R);

     (4) short-term debt securities that are non-convertible, have one year or less remaining to maturity at the date of purchase and are rated Aa or higher by Moody's or AA or higher by S&P (R);

     (5) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion, which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and

     (6) repurchase agreements secured by issues of the U.S. Treasury or U.S. government agencies and other types of collateral acceptable to the Advisor.

REPURCHASE AGREEMENTS. A repurchase agreement involves the sale of securities to a Fund with the concurrent agreement by the seller to repurchase the securities at the Fund's cost plus interest at an agreed rate upon demand or within a specified time, thereby determining the yield during the Fund's period of ownership. The result is a fixed rate of return insulated from market fluctuations during such period. Under the 1940 Act, repurchase agreements are considered loans by the Fund. The Fund is specifically authorized to enter into repurchase agreements, notwithstanding the fundamental investment restriction that prohibits the Fund from making loans. The Fund will enter into repurchase agreements only with U.S. banks having assets in excess of $1 billion that are members of the Federal Deposit Insurance Corporation, and with certain securities dealers who meet the Advisor's credit standards. The term to maturity of a repurchase agreement normally will be no longer than a few days.

CURRENCY TRANSACTIONS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. This method of protecting the value of the Fund's investment securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It establishes a rate of exchange that one can achieve at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The Fund's dealings in forward foreign currency transactions will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in foreign forward exchanges. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above its anticipated devaluation level.

PREFERRED STOCKS. Preferred stocks also are equity securities. Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the company is liquidated. Unlike common stock, preferred stock does not usually have voting rights; however, in some instances, preferred stock is convertible into common stock. In order to be payable, dividends on preferred stock must be declared by the company's board of directors. Dividends on the typical preferred stock are cumulative, causing dividends to accrue even if not declared by the board of directors. There is, however, no assurance that dividends will be declared by the boards of directors of companies of the preferred stocks in which the Fund may invest.

CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk and may be less volatile than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In selecting convertible securities, the Advisor will consider, among other factors: the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned. The convertible securities in which the Fund may invest are rated, at the time of purchase, at least "A" or better by Moody's or S&P(R) or determined to be of comparable quality by the Advisor if the security in unrated.

ILLIQUID AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in securities that are considered to be illiquid. A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the 1933 Act and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities for purposes of the 15% limitation, as long as the Advisor determines, under the supervision of the Board, that an adequate trading market exists.

OTHER INVESTMENT COMPANIES. The Fund is authorized to purchase shares of other investment companies, subject to certain percentage limits set forth in the 1940 Act. Specifically, the Fund may invest up to 5% of its total assets in the securities of any one investment company (or series thereof), but may not own more than 3% of any investment company (or series thereof) or invest more than 10% of its total assets in the securities of other investment companies (or series thereof). The Fund may, however, invest in other investment companies without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction.

FIXED INCOME SECURITIES. Fixed income or debt securities are issued by governments, government agencies, corporations and other business organizations, and the securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities. While most foreign securities are not subject to standard credit ratings, the Advisor intends to select "investment grade" issues of foreign debt securities which are comparable to a Baa or higher rating by Moody's or a BBB or higher rating by S&P(R) at the time of initial investment, based on available information, and taking into account liquidity and quality issues. Securities rated Baa or BBB are considered to have speculative characteristics.

SECURITIES LENDING. In order to generate additional income, the Fund may lend securities on a short-term basis to banks, broker-dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one third of the value of the Fund's total assets (including the loan collateral). Any cash collateral received by the Fund in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations.

THE UMB SCOUT BOND FUND

The Fund will normally seek to achieve its objective of maximum current income consistent with quality and maturity standards by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of fixed income obligations. Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty (60) days before it occurs. The Fund generally invests in bonds such as: (1) direct or guaranteed obligations of the U.S. Government and its agencies, and (2) high-quality debt securities including notes and bonds issued by corporations or other business organizations.

The Fund will invest only in the following U.S. Government Securities:

         (1) Direct obligations of the U.S. Government, such as bills, notes, bonds and other debt securities issued by the U.S. Treasury; and

         (2) Obligations of U.S. government agencies and instrumentalities which are secured by the full faith and credit of the U.S. Treasury, such as securities of the Government National Mortgage Association ("Ginnie Mae"), the Export-Import Bank, or the Student Loan Marketing Association; or which are secured by the right of the issuer to borrow from the Treasury, such as securities issued by the Federal Financing Bank or the U.S. Postal Service, or are supported by the credit of the government agency or instrumentality itself, such as securities of Federal Home Loan Banks, Federal Farm Credit Banks, or the Federal National Mortgage Association ("Fannie Mae").

The Fund's investments in securities issued by corporations or other business organizations will be rated, at the time of purchase, within the top three classifications of Moody's (Aaa, Aa, A) or S&P(R) (AAA, AA, A). The Fund will use obligations secured by specific assets of the issuing corporation as well as unsecured debentures that represent claims on the general credit of the issuer.

The Fund may invest in commercial paper, including variable rate master demand notes, of companies whose commercial paper is rated P-1 by Moody's or A-1 by S&P(R). If not rated by either Moody's or S&P(R), a company's commercial paper, including variable rate master demand notes, may be purchased by the Fund if the company has an outstanding bond issue rated Aa or higher by Moody's or AA or higher by S&P(R).

Variable rate master demand notes represent a borrowing arrangement under a letter of agreement between a commercial paper issuer and an institutional lender. Applicable interest rates are determined on a formula basis and are adjusted on a monthly, quarterly, or other term as set out in the agreement. They vary as to the right of the lender to demand payment. It is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Fund's investment in variable rate master demand notes, the Advisor will monitor on an ongoing basis the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

The Fund may invest in certificates of deposit, bankers' acceptances, and other commercial bank short-term obligations issued domestically by United States banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation, or such securities that may be issued by holding companies of such banks.

The Fund may also invest in repurchase agreements secured by issues of the United States Treasury or United States government agencies and other types of collateral acceptable to the Advisor. The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days.

MORTGAGE-BACKED SECURITIES. The Fund may purchase residential and commercial mortgage-backed securities. "Mortgage-backed securities" are securities that represent directly or indirectly a participation in, or are secured by and payable from, mortgage loans secured by real property. The Fund will only invest in mortgage-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or in privately issued mortgaged-backed or asset-backed securities rated in the top two categories (I.E., AAA/AA) by a nationally recognized rating agency. In addition to credit and market risk, mortgage-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time.

The value of these securities may also be changed because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support or the counter-party. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security will generally decline. However, when interest rates decline, the value of a mortgage-backed security with prepayment features may not increase as much as that of other fixed-income securities. These securities are also subject to the risk that, as interest rates rise, borrowers are less likely to refinance their mortgages and other debts. As a result, the principal on mortgage-backed securities may be paid later than expected, which could cause the value of the securities to go down.

The primary risk of any mortgage-backed security is the uncertainty of the timing of cash flows from the assets underlying the securities. See the subheading "Risk Factors Applicable to Mortgage-Backed Securities" under the "RISK FACTORS" section, below, for more information about prepayment and extension risks.

Currently, there are three basic types of mortgage-backed securities: (i) those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Ginnie Mae, Fannie Mae and Federal Home Loan Mortgage Corporation ("Freddie Mac"); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

         U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are backed by the "full faith and credit" of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States, but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so. Each of Ginnie Mae, Fannie Mae and Freddie Mac guarantee timely distribution of interest to certificate holders. Ginnie Mae and Fannie Mae also guarantee timely distribution of scheduled principal payments. Generally, Freddie Mac guarantees only the ultimate collection of principal of the underlying mortgage loans.

         COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. The Fund may also invest in collateralized mortgage obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is referred to in this section as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U. S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The Fund may invest in CMOs issued by private entities only if the CMOs are rated at least investment grade (at least AA- by S&P(R) or Aa3 by Moody's) or, if unrated, are determined to be of comparable quality.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways.

Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches may be higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, generally, the market prices of and yield on these tranches are more volatile.

The Fund also may invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Generally, PAC Bonds require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

The Fund may not invest in "stripped" mortgage-backed securities (interest-only securities or principal-only securities) or in mortgage-backed securities known as "inverse floaters."

         ADJUSTABLE RATE MORTGAGES. The Fund may also invest in adjustable rate mortgage securities ("ARMs"), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs, like fixed rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate "index" such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the "margin," to the interest rate of the index. Investment in ARM securities allows the Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer-term fixed rate mortgage securities. ARM securities are a less effective means of locking in long-term rates than fixed rate mortgages since the income from rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

         PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. Usually, these securities are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities are not guaranteed typically by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, these securities are structured generally with one or more types of credit enhancement to make them more secure, which may be through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of those approaches. The Fund may invest in private mortgage pass-through securities only if they are rated AA/Aa (S&P(R)/Moody's) or above.

MONEY MARKET INVESTMENTS. The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may also be times when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in cash or in those types of money market investments for temporary, defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment. The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which the Fund may invest are:

     (1) direct obligations of the U.S. Government such as bills, notes and other debt securities issued by the U.S. Treasury;

     (2) certificates of deposit, bankers' acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation or holding companies of such banks;

     (3) commercial paper of companies rated P-2 or higher by Moody's or A-2 or higher by S&P(R), or if not rated by either Moody's or S&P(R), a company's commercial paper may be purchased by the Fund if the company has an outstanding bond issue rated Aa or higher by Moody's or AA or higher by S&P (R);

     (4) short-term debt securities which are non-convertible and which have one year or less remaining to maturity at the date of purchase and which are rated Aa or higher by Moody's or AA or higher by S&P (R);

     (5) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion and which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and

     (6) repurchase agreements secured by issues of the U.S. Treasury or U.S. government agencies and other types of collateral acceptable to the Advisor.

SECURITIES LENDING. In order to generate additional income, the Fund may lend securities on a short-term basis to banks, broker-dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one third of the value of the Fund's total assets (including the loan collateral). Any cash collateral received by the Fund in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations.

THE UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO AND THE UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO

The UMB Scout Money Market Fund - Federal Portfolio and the UMB Scout Money Market Fund - Prime Portfolio each invest in high quality short-term money market instruments for the purpose of maximizing income consistent with safety of principal and liquidity. Money market instruments in which the Funds invest are debt obligations issued by governments, corporations and financial institutions maturing in 397 days or less. Securities (other than U.S. government securities and shares of money market funds) are rated in one of the two highest short-term categories by any nationally recognized statistical rating organization, or, if unrated, of comparable quality. Usually maturities are one year or less. The yield from this type of instrument is very sensitive to short-term lending conditions. Thus, the income of money market funds will follow closely the trend of short-term interest rates, rising when those rates increase and declining when they fall. Each Fund also seeks to maintain a constant price of $1.00 per share.

Because of the short maturities, fluctuation in the principal value of money market-type securities resulting from changes in short-term interest rates normally will not be sufficient to change the net asset value (price) per share. Although each Fund's shareholders can anticipate that this principal value stability will be reflected in the price of the Fund's shares, it cannot be guaranteed.

ILLIQUID AND RESTRICTED SECURITIES. Each Fund may invest up to 10% of its net assets in securities that are considered to be illiquid. A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the 1933 Act, and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities for purposes of the 10% limitation, as long as the Advisor determines, under the supervision of the Board, that an adequate trading market exists.

VARIABLE AND FLOATING RATE INSTRUMENTS. Each Fund may purchase variable and floating rate instruments. In some cases, the Funds may require that the obligation to pay the principal of the instrument be backed by a letter of credit or guarantee. Such instruments may carry stated maturities in excess of 13 months provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, a Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market.

Variable and floating rate demand instruments held by a Fund may have maturities of more than 13 months provided: (i) the Fund is entitled to the payment of principal and interest at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), unless the instrument is guaranteed by the Government or its agencies and/or instrumentalities, and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. Variable and floating rate notes that do not provide for payment within seven days may be deemed illiquid and subject to a 10% limitation on illiquid investments.

In determining a Fund's average weighted portfolio maturity and whether a long-term variable rate demand instrument has a remaining maturity of 13 months or less, the instrument will be deemed by a Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining a Fund's average weighted portfolio maturity and whether a long-term floating rate demand instrument has a remaining maturity of 13 months or less, the instrument will be deemed by a Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand. Variable and floating notes are not typically rated by credit rating agencies, but their issuers must satisfy the Fund's quality and maturity requirements. If an issuer of such a note were to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of an active secondary market and might, for this or other reasons, suffer a loss. The Fund invests in variable or floating rate notes only when the Adviser deems the investment to involve minimal credit risk.

Pursuant to Rule 2a-7 of the 1940 Act, each Fund will price its shares according to a procedure known as amortized cost, and will maintain 100% of its assets in securities with remaining maturities of 397 days or less, and limit its investments to those instruments which the Advisors, under the supervision of the Board of Trustees determines present minimal credit risks, and which are eligible investments under the rule. Each Fund will maintain a weighted average maturity of 90 days or less.

THE UMB SCOUT TAX-FREE MONEY MARKET FUND

The UMB Scout Tax-Free Money Market Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities which are exempt from federal income tax. This 80% policy is fundamental, which means that it cannot be changed by the Board without first obtaining shareholder approval.

During periods of normal market conditions, the Fund will invest primarily in short-term municipal securities. As to the portion of the Fund that is invested in securities with income that is exempt from federal tax (normally at least 80% of net assets), the Fund will ensure that such securities do not pay income that will be considered a preference for purposes of the federal alternative minimum tax. The Fund reserves the right to deviate temporarily from this policy during extraordinary circumstances when, in the opinion of the Advisor, it is advisable to do so in the best interest of shareholders, such as when market conditions dictate a defensive posture in taxable obligations.

Municipal securities include bonds and other debt obligations issued by or on behalf of states, territories and possessions of the United States of America and the District of Columbia including their political subdivisions or their duly constituted authorities, agencies and instrumentalities, the interest on which is exempt from federal income tax.

The UMB Scout Tax-Free Money Market Fund may invest in industrial development bonds, the interest from which is exempt from federal income tax. Under certain circumstances, "substantial users" of the facilities financed with such obligations, or persons related to "substantial users," may be required to pay federal income tax on this otherwise exempted interest. Such persons should consult the Code and their financial advisor to determine whether or not this Fund is an appropriate investment for them.

Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than one year, which are issued to obtain temporary funds for various public purposes. Also included in this category are Construction Loan Notes, Short-Term Discount Notes and Project Notes issued by a state or local housing agency but secured by the full faith and credit of the United States.

Prices of and yields on municipal securities depend on a variety of factors, such as changes in interest rates, the size of a particular offering, the maturity and the rating of the obligation, economic and monetary conditions, and conditions of the municipal securities market, including the volume of municipal securities available. Market values of municipal securities will vary according to the relation of their yields available. Consequently, the income of UMB Scout Tax-Free Money Market Fund and the yield on its shares can be expected to change as the level of interest rates fluctuates.

Investments in short-term municipal obligations and notes are limited to those obligations which at the time of purchase: (1) are backed by the full faith and credit of the United States; (2) are rated MIG-1 or MIG-2 by Moody's or such other rating agency recognized for this purpose by the SEC; or (3) if the obligations or notes are not rated, of comparable quality as determined by Advisor under the supervision of the Board of Trustees. Short-term discount notes are limited to those obligations rated A-1 by S&P(R), or Prime-1 by Moody's or their equivalents as determined by the Advisor under the supervision of the Board of Trustees. If the short-term discount notes are not rated, they must be of comparable quality as determined by the Board of Trustees.

While the Fund normally maintains at least 80% of its net assets in municipal securities, it may invest any remaining balance in taxable money market instruments on a temporary basis, if the Advisor believes this action would be in the best interest of shareholders. Included in this category are: obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; bankers' acceptances and other short-term debt obligations of United States banks with total assets of $1 billion or more; and commercial paper rated A-2 or better by S&P(R) or Prime-2 or better by Moody's or such other rating agency recognized for this purpose by the SEC, or certain rights to acquire these securities. The Fund reserves the right to hold cash reserves as the Advisor deems necessary for defensive or emergency purposes. It is the policy of the Fund not to invest more than 25% of its assets in any one classification of municipal securities, except project notes or other tax-exempt obligations that are backed by the U.S. Government.

Should the rating organizations used by the Fund cease to exist or change their systems, the Fund will attempt to use other comparable ratings as standards for its investments in municipal securities in accordance with its investment policies.

To achieve its objectives the Fund may engage in trading activity in order to take advantage of opportunities to enhance yield, protect principal or improve liquidity. This trading activity should not increase the Fund's expenses since there are normally no brokers' commissions paid by the Fund for the purchase or sale of money market instruments. However, a markup or spread may be paid to a dealer from which the Fund purchases a security.

The UMB Scout Tax-Free Money Market Fund may invest in repurchase agreements secured by instruments issued by the U.S. Treasury or U.S. Government agencies.

ILLIQUID AND RESTRICTED SECURITIES. The Fund may invest up to 10% of its net assets in securities that are considered to be illiquid. A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the 1933 Act, and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities for purposes of the 10% limitation, as long as the Advisor determines, under the supervision of the Board, that an adequate trading market exists.

VARIABLE AND FLOATING RATE INSTRUMENTS. The Fund may purchase variable and floating rate instruments. In some cases, the Funds may require that the obligation to pay the principal of the instrument be backed by a letter of credit or guarantee. Such instruments may carry stated maturities in excess of 13 months provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, a Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market.

Variable and floating rate demand instruments held by a Fund may have maturities of more than 13 months provided: (i) the Fund is entitled to the payment of principal and interest at any time, or during specified intervals not exceeding 13 months, upon giving the prescribed notice (which may not exceed 30 days), unless the instrument is guaranteed by the Government or its agencies and/or instrumentalities, and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 13 months. Variable and floating rate notes that do not provide for payment within seven days may be deemed illiquid and subject to a 10% limitation on illiquid investments.

In determining a Fund's average weighted portfolio maturity and whether a long-term variable rate demand instrument has a remaining maturity of 13 months or less, the instrument will be deemed by a Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining a Fund's average weighted portfolio maturity and whether a long-term floating rate demand instrument has a remaining maturity of 13 months or less, the instrument will be deemed by a Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand. Variable and floating notes are not typically rated by credit rating agencies, but their issuers must satisfy the Fund's quality and maturity requirements. If an issuer of such a note were to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of an active secondary market and might, for this or other reasons, suffer a loss. The Fund invests in variable or floating rate notes only when the Adviser deems the investment to involve minimal credit risk.

Pursuant to Rule 2a-7 of the 1940 Act, the Fund will price its shares according to a procedure known as amortized cost, and will maintain 100% of its assets in securities with remaining maturities of 397 days or less, and limit its investments to those instruments which the Board of Trustees determine present minimal credit risks, and which are eligible investments under the rule. The Fund will maintain a weighted average maturity of 90 days or less. Securities (other than U. S. government securities and shares of other money market funds) are rated in one of the two highest short-term categories by any nationally recognized statistical rating organization, or, if unrated, of comparable quality.

                                  RISK FACTORS

The following risk factors are in addition to the risk factors included in the Prospectus.

RISK FACTORS APPLICABLE TO FOREIGN INVESTMENTS. From time to time, the UMB Scout International Fund and UMB Scout Mid Cap Fund may invest in companies located in foreign countries. As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. companies, similar information may not be readily available about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. companies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could affect U.S. investments in those countries.

The UMB Scout International Fund also may invest in companies located in emerging markets. The risks of foreign investing may be heightened for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The risks to which the UMB Scout International Fund and UMB Scout Mid Cap Fund are exposed, as a result of investing in companies located outside the United States also include: currency risks such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the U.S. dollar; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to U.S. dollars). As a result, the relative strength of the U.S. dollar may be an important factor in the performance of the Fund.

RISK FACTORS APPLICABLE TO REPURCHASE AGREEMENTS. The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, disposition of the underlying securities may be delayed pending court proceedings. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying securities. While the Funds' Advisor acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

RISK FACTORS APPLICABLE TO MONEY MARKET INSTRUMENTS. The yield and principal value of money market instruments are sensitive to short-term lending conditions, and it is possible that an issuer may default. The Money Market Funds will seek to minimize these risks through portfolio diversification, careful portfolio selection among securities considered to be high quality and by maintaining short average maturities.

RISK FACTORS APPLICABLE TO ILLIQUID AND RESTRICTED SECURITIES. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund. The practice of investing in Rule 144A Securities could increase the level of a Fund's illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

RISK FACTORS APPLICABLE TO INVESTMENT COMPANIES. To the extent consistent with its investment objective and policies, each Fund may invest in securities issued by other investment companies. Investments by a Fund in other investment companies will be subject to the percentage limitations of the 1940 Act. As a shareholder of another investment company, a Fund would be subject to the same risks as any other investor in that company. In addition, it would bear a proportionate share of any fees and expenses paid by that company. These would be in addition to the advisory and other fees paid directly by a Fund.

RISK FACTORS APPLICABLE TO SECURITIES LENDING. In order to generate additional income, certain Funds may lend securities on a short-term basis to banks, broker-dealers or other qualified institutions. In exchange, a Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one third of the value of a Fund's total assets (including the loan collateral). Any cash collateral received by a Fund in connection with these loans may be invested in U.S. government securities and other liquid high-grade debt obligations. The main risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and may incur a capital loss. In addition, a Fund may incur a loss in reinvesting the cash collateral it receives.

RISK FACTORS APPLICABLE TO MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have certain characteristics that are different from traditional debt securities. As a result of the risks associated with these securities, the Fund could realize a loss by investing in them, regardless of their rating or their credit enhancement features.

Among the major differences between mortgage-backed securities and traditional debt securities are that on mortgage-backed securities, interest and principal payments are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets may be prepaid generally at any time, usually without penalty. Generally, changes in the rate of prepayments will affect the yield to maturity of the security. Moreover, when the holder of the security attempts to reinvest prepayments of principal and interest, it may receive a rate of interest higher or lower than the rate on the mortgage-backed securities originally held. To the extent that mortgage-backed securities are purchased at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If such securities are bought at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income that when distributed to shareholders, will be taxable as ordinary income.

Mortgage-backed securities, like all fixed-income securities, generally decrease in value as a result of increases in interest rates. In addition, although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities.

Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, during a period of declining rates, the Fund is likely to have greater amounts to reinvest as a result of prepayments and is likely to have to reinvest those amounts at lower interest rates than during a period of rising interest rates. Generally, mortgage-backed securities decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

The UMB Scout Bond Fund may invest in mortgage derivative securities, such as CMOs, the average life of which is determined using mathematical models that incorporate prepayment assumptions and other factors involving estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, the average weighted life of mortgage derivative securities may not reflect the price volatility of such securities accurately. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

The UMB Scout Bond Fund's investments in mortgage derivative securities also subject the Fund to extension risk. "Extension risk" is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk effectively may change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Generally, long-term securities fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

In addition, CMOs and other mortgage-backed securities issued by private entities are not U.S. government securities and are not guaranteed by any government agency, although the pool of securities underlying a privately issued mortgage-backed security may be subject to a guarantee. Therefore, if the collateral securing a privately issued mortgage-backed security held by the Fund, in addition to any third party credit support or guarantees, is insufficient to make payment, the Fund could sustain a loss on its investment in that security. However, as stated above, the Fund will invest in CMOs and other mortgage-backed securities issued by private entities only if they are rated AA-/Aa3 (S&P(R)/Moody's) or above.

RISK FACTORS APPLICABLE TO REITS. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

                             INVESTMENT RESTRICTIONS

The Funds have adopted the following investment restrictions, some of which are fundamental investment restrictions that cannot be changed without the approval of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, a "majority of the outstanding voting securities" of a Fund means the vote of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less. In cases where the current legal or regulatory limitations are explained in the investment restrictions, such explanations are not part of the fundamental investment restriction and may be modified without shareholder approval to reflect changes in the legal and regulatory requirements.

Each Fund will not, as a matter of fundamental policy:

(1) borrow money or issue senior securities, except as the 1940 Act, any rule thereunder, or SEC staff interpretation thereof, may permit. The following sentence is intended to describe the current regulatory limits relating to senior securities and borrowing activities that apply to mutual funds and the information in the sentence may be changed without shareholder approval to reflect legal or regulatory changes. A

         Fund may borrow up to 5% of its total assets for temporary purposes and may also borrow from banks, provided that if borrowings exceed 5%, a Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Fund's other assets. The effect of this provision is to allow a Fund to borrow from banks amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing).

(2) underwrite the securities of other issuers, except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

(3) purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

(4) make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, and loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

(5) make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rules or orders thereunder, or SEC staff interpretation thereof) of its total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies). The following sentence is intended to describe the current definition of concentration and the information in the sentence may be changed without shareholder approval to reflect legal or regulatory changes. Currently, to avoid concentration of investments, a Fund may not invest 25% or more of its total assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

(6) purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

(7) change its classification under the 1940 Act from "diversified" to "non-diversified." The following sentence describes the current regulatory definition of "diversified" for purposes of the 1940 Act, and the information in the sentence may be changed without shareholder approval to reflect legal or regulatory changes. A diversified Fund, other than a Money Market Fund, is one that does not: (1) as to 75% of its total assets, purchase the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities or securities of other investment companies), if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer. For each Money Market Fund, the requirements for diversification are as set forth in Rule 2a-7 under the 1940 Act as now or hereafter in effect, and any successor rule.

As indicated above, as a matter of fundamental policy, each Fund is permitted to borrow money or issue senior securities, to the extent permitted under the 1940 Act. At the present time, no Fund intends to borrow money or issue senior securities in excess of 5% of its net assets, however, if borrowings do exceed 5%, the Fund will not purchase additional investment securities until outstanding borrowings represent less than 5% of the Fund's assets. As a matter of non-fundamental policy, in order to limit risks associated with leverage, no Fund will purchase portfolio securities if the Fund's borrowings exceed 5% of its net assets.

The following are "non-fundamental" restrictions for the UMB Scout Stock Fund, the UMB Scout International Fund and the UMB Scout Bond Fund, which may be changed by the Board of Trustees of the Trust without shareholder approval. Each Fund will not:

(1) invest in companies for the purpose of exercising control of management;

(2)      purchase securities on margin, or sell securities short;

(3) purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation;

(4) invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors, have not had at least three years' continuous operations;

(5) enter into dealings with its officers or directors, its investment advisor or underwriter, or their officers or directors, or any organization in which such persons have a financial interest, except for transactions in a Fund's own shares or other securities through brokerage practices which are considered normal and generally accepted under the circumstances existing at the time;

(6) purchase or retain securities of any company in which any Fund officers or directors, or Fund investment advisor or any of its partners, officers, or directors beneficially own more than 1/2 of 1% of said company's securities, if all such persons owning more than 1/2 of 1% of said company's securities own in the aggregate more than 5% of the outstanding securities of such company;

(7)      make itself or its assets liable for the indebtedness of others;

(8) invest in securities which are assessable or involve unlimited liability; or

(9) invest in securities issued by UMB Financial Corporation or affiliate banks of UMB Financial Corporation.

The following are "non-fundamental" restrictions for the UMB Scout Mid Cap Fund, which may be changed by the Board of Trustees without shareholder approval. The Fund will not:

(1) invest in companies for the purpose of exercising control of management; or

(2) purchase securities on margin, or sell securities short.

The following are "non-fundamental" restrictions for the UMB Scout Small Cap Fund, which may be changed by the Board of Trustees without shareholder approval. The Fund will not:

(1) invest in companies for the purpose of exercising control of management;

(2) purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation;

(3) enter into dealings with its officers or directors, its investment advisor or underwriter, or their officers or directors, or any organization in which such persons have a financial interest, except for transactions in the Fund's own shares or other securities through brokerage practices which are considered normal and generally accepted under the circumstances existing at the time;

(4) purchase or retain securities of any company in which any Fund officers or directors, or Fund investment advisor or any of its partners, officers, or directors beneficially own more than 1/2 of 1% of said company's securities, if all such persons owning more than 1/2 of 1% of said company's securities own in the aggregate more than 5% of the outstanding securities of such company;

(5) invest in securities which are assessable or involve unlimited liability;

(6) invest in securities issued by UMB Financial Corporation or affiliate banks of UMB Financial Corporation;

(7)      purchase securities on margin, or sell securities short; or

(8)      make itself or its assets liable for the indebtedness of others.

The following are "non-fundamental" restrictions for the UMB Scout Money Market Fund - Federal Portfolio and the UMB Scout Money Market Fund - Prime Portfolio, which can be changed by the Board of Trustees without shareholder approval. The Funds may not:

(1)      invest in equity securities or securities convertible into equities;

(2)      purchase securities on margin or sell short;

(3) purchase or retain securities of an issuer if those trustees of a Fund, each of whom owns more than one-half of one percent (.5%) of such securities, together own more than five percent (5%) of the securities of such issuer;

(4) write, or invest in, put, call, straddle or spread options or invest in interests in oil, gas or other mineral exploration or development programs;

(5)      invest in companies for the purpose of exercising control;

(6) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets; or

(7) invest more than 5% of the value of either Fund's total assets at the time of investment in the securities of any issuer or issuers which have records of less than three years' continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the United States Government or its agencies or instrumentalities. There is no limitation with respect to investments in U.S. Treasury bills, or other obligations issued or guaranteed by the federal government, its agencies and instrumentalities.

The following are "non-fundamental" restrictions for the UMB Scout Tax-Free Money Market Fund, which can be changed by the Board of Trustees without shareholder approval. The Fund may not:

(1)      invest in equity securities or securities convertible into equities;

(2) purchase more than ten percent (10%) of the outstanding publicly issued debt obligations of any issuer;

(3)      purchase securities on margin or sell short;

(4) purchase or retain securities of an issuer if those trustees of the Fund, each of whom owns more than one-half of one percent (.5%) of such securities, together own more than five percent (5%) of the securities of such issuer;

(5)      invest in put, call, straddle or spread options;

(6) purchase securities of any issuer (except the United States Government, its agencies and instrumentalities, and any municipal bond guaranteed by the United States Government) if, as a result, more than 5% of the total assets would be invested in the securities of such issuer; for purposes of this limitation, identification of the "issuer" will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security, and a government entity which guarantees the securities issued by another entity is also considered an issuer of that security;

(7)      invest in companies for the purpose of exercising control;

(8) invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets; or

(9) invest more than 5% of the value of its total assets at the time of investment in the securities of any issuer or issuers which have records of less than three years' continuous operation, including the operation of any predecessor, but this limitation does not apply to securities issued or guaranteed as to interest and principal by the United States Government or its agencies or instrumentalities.

The following are "non-fundamental" restrictions for the UMB Scout Growth Fund, which can be changed by the Board of Trustees without shareholder approval. The Fund may not:

(1) operate as a fund of funds that invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a fund of funds. The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. Under current legal and regulatory requirements, the Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of any investment company or invest more than 10% of its total assets in the securities of other investment companies; or

(2) invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

                             PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for a Fund are made by the Funds' Advisor. Officers of the Advisor are generally responsible for implementing or supervising these decisions, including allocation of portfolio brokerage and principal business and the negotiation of commissions and/or the price of the securities.

The Advisor, in purchasing and selling portfolio securities, will seek the best available execution of securities transactions consistent with the circumstances that exist at the time. The Advisor does not intend to solicit competitive bids on each transaction.

There is no pre-existing commitment to place orders with any broker, dealer or member of an exchange. The Advisor evaluates a wide range of criteria in seeking the most favorable price and market for the execution of transactions, including the broker's commission rate, execution capability, positioning and distribution capabilities, information in regard to the availability of securities, trading patterns, statistical or factual information, opinions pertaining to trading strategy, back office efficiency, ability to handle difficult trades, financial stability, and prior performance in servicing the Advisor and its clients. For transactions in equity securities and U.S. Government securities executed in the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Advisor, better prices and executions are available elsewhere.

The Advisor, when effecting purchases and sales of portfolio securities for the Funds, will seek execution of trades either (i) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (ii) at a higher rate of commission charges, if reasonable in relation to brokerage and research services provided to the Funds or their Advisor by such member, broker, or dealer. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale, statistical or factual information, or opinions pertaining to investments. The Advisor may use research and services provided by brokers and dealers in servicing any clients, including the Funds, and not all such services need to be used by the Advisor in connection with the Funds. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, the Advisor may from time-to-time receive services and products which serve both research and nonresearch functions. In such event, the Advisor makes a good faith determination of the anticipated research and nonresearch use of the product or service and allocates brokerage only with respect to the research component.

The Money Market Funds expect that purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities normally will be purchased directly from the issuer or in the over-the-counter market from a principal market maker for the securities, unless it appears that a better combination of price and execution may be obtained elsewhere. Usually there will be no brokerage commission paid by these Funds for such purchases. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked price. In instances where securities are purchased on a commission basis, the Funds will seek competitive and reasonable commission rates based on the circumstances of the trade involved and to the extent that they do not detract from the quality of the execution.

When the Advisor in its fiduciary duty believes it to be in the best interests of a Fund's shareholders, a Fund may join with other clients of the Advisor in acquiring or disposing of a portfolio holding. Securities acquired or proceeds obtained will be equitably distributed between a Fund and other clients participating in the transaction. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by a Fund.

As of June 30, 2007, some Funds held securities of their regular broker-dealers, as follows: the UMB Scout Stock Fund held 30,000 shares of State Street Corp. ($2,052,000) and 22,000 shares of Merrill Lynch & Co., Inc. ($1,838,760); the
UMB Scout Growth Fund held 6,500 shares of Merrill Lynch & Co., Inc. ($543,270); the UMB Scout Bond Fund held a Morgan Stanley Dean Witter & Co. bond in the principal amount of $3,000,000 and a value of $2,936,975 and a Merrill Lynch & Co., Inc. bond in the principal amount of $1,566,000 and a value of $1,580,611; and the UMB Scout Money Market Fund - Prime Portfolio held a Morgan Stanley Dean Witter & Co. note with a par value of $30,000,000 and a value of $30,009,749 and a Citigroup, Inc. note with a par value of $30,000,000 and a value of $29,995,558.

The following Funds paid the following brokerage commissions for the past three fiscal years ended June 30, 2007, 2006, 2005:

--------------------------------- --------------- --------------- --------------
                                       2007            2006            2005
--------------------------------- --------------- --------------- --------------
UMB Scout Stock Fund                 $189,804        $146,272        $168,828
--------------------------------- --------------- --------------- --------------
UMB Scout Growth Fund                 $64,822         $84,351        $75,079
--------------------------------- --------------- --------------- --------------
UMB Scout Mid Cap Fund               $124,973           N/A            N/A
--------------------------------- --------------- --------------- --------------
UMB Scout Small Cap Fund            $2,155,336       $915,322        $576,509
--------------------------------- --------------- --------------- --------------
UMB Scout International Fund        $1,406,439      $2,379,033      $1,099,627
--------------------------------- --------------- --------------- --------------

The UMB Scout International Fund and the UMB Scout Small Cap Fund each experienced a significant growth in assets during the fiscal years ended June 30, 2005, and June 30, 2006, and, as a result, experienced a corresponding increase in the amount of brokerage commissions paid. In addition, the UMB Scout Small Cap Fund experienced a significant growth in assets and moved from a value to a growth bias during the fiscal year ended June 30, 2007, and, as a result, experienced a corresponding increase in the amount of brokerage commissions paid.

PORTFOLIO TURNOVER. The Funds do not intend to purchase securities solely for short-term trading; nor will securities be sold for the sole purpose of realizing gains. However, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Funds' Advisor believes to be a disparity in the normal yield relationship between the two securities. In addition, a security may be sold and another purchased when, in the opinion of the Advisor, a favorable yield spread exists between specific issues or different market sectors. Short-term debt instruments with maturities of less than one year are excluded from the calculation of portfolio turnover.

There are no fixed limitations regarding portfolio turnover for either the equity or fixed income portions of any Fund. Although no Fund trades for short-term profits, securities may be sold without regard to the time they have been held in a Fund when, in the opinion of the Fund's Advisor, investment considerations warrant such action. It is anticipated that the turnover rates for the UMB Scout Stock Fund, UMB Scout Growth Fund, and UMB Scout International Fund generally will not exceed 100%; however, under certain market conditions, these portfolio turnover rates may exceed 100%. Under normal circumstances, the UMB Scout Mid Cap Fund's and UMB Scout Small Cap Fund's annual portfolio turnover rate is typically not expected to exceed 200%. The UMB Scout Small Cap Fund experienced a significant growth in assets and moved from a value to a growth bias during the fiscal year ended June 30, 2007, and, as a result, the UMB Small Cap Fund's portfolio turnover rate exceeded the previous expectation that it would generally not exceed 100%. Increased portfolio turnover rates would cause a Fund to incur greater brokerage costs than would otherwise be the case and may result in the acceleration of capital gains that are taxable when distributed to shareholders. The Funds' current portfolio turnover rates may be found in the Annual Report of the Funds dated June 30, 2007.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

The price at which you purchase and redeem (sell) a Fund's shares is called the Fund's net asset value per share "NAV"). A Fund calculates its NAV by taking the total value of its assets, subtracting its liabilities, and dividing the total by the number of Fund shares that are outstanding. Each Fund calculates its NAV once daily, Monday through Friday, as of the close of trading on the New York Stock Exchange ("NYSE") (usually 3:00 p.m. Central Time) on days when the Fund is open for business. The Funds are normally open for business on the same days that the NYSE is open for unrestricted trading. The Funds are closed on weekends and the following holidays:


                  New Year's Day                     January 1
                  Martin Luther King, Jr. Day        Third Monday in January
                  Presidents' Holiday                Third Monday in February
                  Good Friday                        Friday before Easter
                  Memorial Day                       Last Monday in May
                  Independence Day                   July 4
                  Labor Day                          First Monday in September
                  Columbus Day                       Second Monday in October
                  Veterans' Day                      November 11
                  Thanksgiving Day                   Fourth Thursday in November
                  Christmas Day                      December 25

If any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any holiday falls on a Sunday, the NYSE will not be open for trading on the following Monday unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. If the NYSE is closed (other than for a weekend), the Money Market Funds will remain open for business on each day that national banks are generally open for business, the U.S. government securities markets are open, and the Advisor determines that there is sufficient liquidity in those markets.

In connection with the determination of the Funds' net asset values, securities that are traded on a recognized stock exchange (except the NASDAQ National Market(R) and SmallCap(R) exchanges) are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on only over-the-counter markets are valued at the mean between the last current bid and asked prices. Securities for which there were no transactions are valued at the mean between the last current closing bid and asked prices. NASDAQ National Market(R) and SmallCap(R) securities will be valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP will be based on the last trade price if it falls within the concurrent best bid and asked prices and will be normalized pursuant to NASDAQ's published procedures if it falls outside this range. Options are valued at the mean between the current bid and asked prices. Debt securities (other than short-term instruments maturing within 60 days) are valued at prices furnished by a pricing service, subject to review and possible revision by the Funds' Advisor. Any modification of the price of a debt security furnished by a pricing service is made pursuant to procedures adopted by the Board of Trustees. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Advisor implementing procedures adopted by the Board of Trustees.

In computing the NAV of its shares for purposes of sales and redemptions, each Money Market Fund uses the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. Under this method, each Money Market Fund values each of its portfolio securities at cost on the date of purchase and thereafter assumes a constant proportionate accretion of any discount or amortization of any premium until maturity of the security. As a result, the value of a portfolio security for purposes of determining NAV normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation, it may result in valuations of a Money Market Fund's securities which are higher or lower than the market value of such securities.

In connection with its use of amortized cost valuation, each Money Market Fund limits the dollar-weighted average maturity of its portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than 13 months (with certain exceptions). The Board of Trustees has also established procedures, pursuant to rules promulgated by the SEC, that are intended to stabilize each Money Market Fund's NAV for purposes of sales and redemptions at $1.00. Such procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which a Money Market Fund's NAV calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the amount of any deviation from a Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten a Money Market Fund's average portfolio maturity, redeeming shares in kind, reducing or withholding dividends, or utilizing an NAV determined by using available market quotations.

Shares of the Money Market Funds redeemed will be entitled to receive all dividends declared through the day preceding the date of redemption. If you redeem all of the shares in your account, your redemption check will include all dividends. If you redeem less than all of the shares in your account, in addition to the share redemption check, a separate check representing all dividends declared but unpaid on the shares redeemed will be distributed on the next dividend payment date. Any amount due you in your declared but unpaid dividend account cannot be redeemed by draft.

The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by a Fund under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the NYSE is closed, other than customary weekend and holiday closing, or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the Fund to determine the fair value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of the Funds' shareholders.

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which these Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determining Your Share Price" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

RULE 12B-1 PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Distribution and Shareholder Servicing Plan (the "12b-1 Plan") for the Service Class shares of the Money Market Funds. The 12b-1 Plan does not apply to shares of any other Fund. No Shares, other than Service Class shares of the Money Market Funds, are included in calculating the 12b-1 Plan's fees, and the 12b-1 Plan is only used in the distribution and marketing of Service Class shares and the servicing of Service Class shareholders. Only shareholders of the Service Class may vote on matters affecting the 12b-1 Plan.

Under the 12b-1 Plan, the Trust, on behalf of the Service Class shares of the Money Market Funds, pays to UMB Distribution Services, LLC (the "Distributor") or others a monthly fee of 0.50% per annum of the average daily net assets of each Money Market Fund's respective Service Class shares. Such payments are intended to compensate the Distributor or others who have entered into an Agreement for the Sale and Servicing of the UMB Scout Funds with the Distributor for, among other things: (a) sweep account services; (b) expenses incurred by such parties in the promotion and distribution of the Service Class shares, including but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparation and distribution of sales literature and related expenses, advertisements, and other distribution-related expenses, as well as any distribution fees paid to securities dealers or others; and (c) furnishing personal services and maintaining shareholder accounts, which services include, among other things, assisting in, establishing and maintaining customer accounts and records, assisting with purchase and redemption requests, arranging for bank wires, monitoring dividend payments from the Portfolios to customers, receiving and answering correspondence, and aiding in maintaining their respective customers; all such services being provided in connection with the Service Class shares.

The 12b-1 Plan has been approved by the vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the 12b-1 Plan, cast in person at a meeting called for the purpose of voting on such 12b-1 Plan.

The Board of Trustees, including the Independent Trustees, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Funds and the shareholders of the Service Class shares. The Plan must be renewed annually by the Board of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Trustees be done by the Independent Trustees. The 12b-1 Plan and any related agreements may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the outstanding shares of the affected Class, and all material amendments to the 12b-1 Plan or any related agreements shall be approved by a vote of the Independent Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distributor is required to report in writing to the Board of Trustees, at least quarterly, the amounts and purpose of any payment made under the 12b-1 Plan, as well as to furnish the Board with such other information as may reasonably be requested in order for the Board to make an informed determination as to whether the 12b-1 Plan should be continued.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds publicly disclose 100% of their portfolio holdings in quarterly reports approximately 60 days after each quarter-end as required by SEC rules. Each non-Money Market Fund is also authorized to publicly disclose 100% of its portfolio holdings after a shorter delay (at least 30 days after each quarter end) to facilitate timely release of information to rating agencies and others. Also, each Fund (other than the Money Market Funds) makes a complete list of its portfolio holdings publicly available on the Funds' web site, umbscoutfunds.com, approximately thirty days after the end of each fiscal quarter. Further, each Fund that holds equity securities discloses its top ten equity holdings on the Funds' web site approximately fifteen days after the end of each fiscal quarter. This information is made available in order to enhance communications to the Funds' shareholders and provide them with additional means of monitoring and evaluating their investments in the Funds.

Under the Funds' portfolio holdings disclosure policy and relevant SEC rules, the Funds may not make non-public disclosure of portfolio holdings information to third parties, unless the third party agrees to keep the information confidential and to appropriate limitations on trading. The Funds and/or the Advisor share portfolio holdings information with certain primary service providers that have a legitimate business need, related to the services they provide to the Funds, for such information. The service providers that may receive portfolio holdings information include the custodian, the administrator, the proxy voting vendor, trade management and custodial systems vendors, consultants, legal counsel, the independent registered public accounting firm and vendors that provide analytics used for investment management and compliance oversight responsibilities. The Trust's service arrangements with each of these entities include a duty of confidentiality (including appropriate limitations on trading) regarding portfolio holdings data by each service provider and its employees, either by law or by contract. No compensation or other consideration is received with respect to the disclosure to the Funds' primary service providers.

The Chief Compliance Officer will periodically assess compliance with the portfolio holdings disclosure policy and incorporate the assessment into the annual review of compliance controls and report, as necessary, to the Board of Trustees.

If a violation of the portfolio holding disclosure policy is suspected, it shall be communicated to the Chief Compliance Officer for investigation. If it is determined that portfolio holdings information has been released in contravention of this policy, the circumstances surrounding the release of such information will be investigated. To the extent that it is determined that the information has been deliberately released in contravention of these procedures, then appropriate disciplinary action will be taken against the individual(s) responsible for the release.

To the extent that information is released in contravention of these procedures, reasonable efforts will be made to retrieve such information from the party to whom the information was disclosed. If it is impractical or impossible to retrieve such information, reasonable efforts will be made to secure a non-disclosure agreement from the party to whom such information was released. If these efforts are unsuccessful, then consideration will be given to publicly releasing the information.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DISTRIBUTIONS OF NET INVESTMENT INCOME (OTHER THAN THE MONEY MARKET FUNDS). The Funds receive income generally in the form of dividends and interest on their investments in portfolio securities. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you take them in cash or in additional shares. Distributions from qualified dividend income are taxable to individuals at long-term capital gains rates, provided certain holding period requirements are met. See the discussion below under the heading, "Qualified Dividend Income for Individuals."

DISTRIBUTIONS OF NET INVESTMENT INCOME (MONEY MARKET FUNDS). A Money Market Fund typically declares dividends from its daily net income for each day that its NAV is calculated. A Money Market Fund's daily net income includes accrued interest and any original issue or acquisition discount, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a constant NAV), less the estimated expenses of the Money Market Fund.

UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO AND UMB SCOUT MONEY MARKET FUND
- PRIME PORTFOLIO. Any distributions by the Funds from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares. None of the dividends paid by the Funds will be qualified dividend income because such Funds invest primarily in debt instruments that earn interest income.

UMB SCOUT TAX-FREE MONEY MARKET FUND. Dividends declared and paid by the Fund from net investment income may either be tax-exempt or taxable, whether you receive them in cash or in additional shares:

         (i) EXEMPT-INTEREST DIVIDENDS. By meeting certain requirements of the Code, the UMB Scout Tax-Free Money Market Fund has qualified and continues to qualify to pay exempt-interest dividends. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when distributed. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from such state's personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

         (ii) TAXABLE INCOME DIVIDENDS. The Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends the Fund pays from this income are taxable to you as ordinary income. None of the dividends paid by the Fund will be qualified dividend income because such Fund invests primarily in debt instruments that earn interest income.

DISTRIBUTIONS OF CAPITAL GAINS (OTHER THAN MONEY MARKET FUNDS). A Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

DISTRIBUTIONS OF CAPITAL GAINS (MONEY MARKET FUNDS). Because the Money Market Funds are money market funds, they do not anticipate realizing any long-term capital gain.

RETURNS OF CAPITAL. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

MAINTAINING A $1 SHARE PRICE (ONLY APPLIES TO THE MONEY MARKET FUNDS). Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Money Market Funds to adjust distributions to maintain their $1 share price. These procedures may result in under- or over-distributions by the Money Market Funds of their net investment income.

INVESTMENTS IN FOREIGN SECURITIES - UMB SCOUT INTERNATIONAL FUND AND UMB SCOUT MID CAP FUND. Each of the UMB Scout International Fund and UMB Scout Mid Cap Fund is permitted to invest in foreign securities as described above. Accordingly, such Funds may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce such Fund's distributions paid to you.

         PASS-THROUGH OF FOREIGN TAX CREDITS BY THE INTERNATIONAL FUND. If more than 50% of a Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. Your use of foreign dividends, designated by a Fund as qualified dividend income subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

         EFFECT OF FOREIGN DEBT INVESTMENTS ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income for federal income tax purposes by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE A FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF A FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL.

         PFIC SECURITIES. The Funds may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies ("PFICs"). In general, a PFIC is any foreign corporation if 75% or more of its gross income for the taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, each Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund's fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will NOT qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS. The Funds will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains (or as taxable, tax-exempt or tax preference income in the case of the UMB Scout Tax-Free Money Market Fund), and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY. Each Fund, other than the UMB Scout Mid Cap Fund, has elected to be treated as a regulated investment company under Subchapter M of the Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. The UMB Scout Mid Cap Fund intends to qualify and elect to be treated as a regulated investment company. As a regulated investment company, a Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute a Fund's net long-term capital gain or not to maintain the qualification of such Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund will be taxed on the gain at the highest corporate tax rate, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If the Fund fails to qualify as a regulated investment company, the Fund will be subject to federal and state corporate taxes on its taxable income and gains, and distributions to you will be treated as taxable dividend income to the extent of such Fund's earnings and profits.

         In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain asset diversification, income and distribution specific requirements, including:

         (i) A Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

         (ii) A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

         (iii) A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

EXCISE TAX DISTRIBUTION REQUIREMENTS. As a regulated investment company, each Fund is required to distribute its income and gains on a calendar year basis, regardless of the Fund's fiscal year end as follows:

         REQUIRED DISTRIBUTIONS. To avoid a 4% federal excise tax, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its investment company taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

         POST-OCTOBER LOSSES. Because the periods for measuring a regulated investment company's income are different for excise and income tax purposes special rules are required to protect the amount of earnings and profits needed to support excise tax distributions. For instance, if a regulated investment company that uses October 31st as the measurement period for paying out capital gain net income realizes a net capital loss after October 31st and before the close of its taxable year, the fund likely would have insufficient earnings and profits for that taxable year to support the dividend treatment of its required distributions for that calendar year. Accordingly, a Fund is permitted to elect to treat net capital losses realized between November 1 and its fiscal year end of June 30 ("post-October loss") as occurring on the first day of the following tax year (i.e., July 1).

REDEMPTION OF FUND SHARES. Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different Fund, the IRS requires that you report a gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

As to the Money Market Funds, because these Funds seek to maintain a constant $1.00 per share net asset value, you should not expect to realize a capital gain or loss upon redemption or exchange of Fund shares.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares.

As to the UMB Scout Tax-Free Money Market Fund, any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your Fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

WASH SALES. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

QUALIFIED DIVIDEND INCOME FOR INDIVIDUALS. If you are an individual shareholder, you should note that the dividends paid by the following Funds for the fiscal year ended June 30, 2007 were qualified dividends eligible for taxation at long-term capital gain rates as set forth below:

                  UMB Scout Stock Fund                               91.34%
                  UMB Scout Growth Fund                             100.00%
                  UMB Scout Mid Cap Fund                              8.23%
                  UMB Scout International Fund                       90.75%

This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund's investment in stocks of DOMESTIC corporations and qualified FOREIGN corporations. Either none or only a nominal portion of the dividends paid by the UMB Scout Bond Fund and the Money Market Funds will be qualified dividend income because such Funds invest primarily in debt securities that earn interest income.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, a Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS. If you are a corporate shareholder, you should note that dividends paid by the following Funds for the fiscal year ended June 30, 2007 qualified for the dividends-received deduction as set forth below:

                  UMB Scout Stock Fund                               87.77%
                  UMB Scout Growth Fund                             100.00%
                  UMB Scout Mid Cap Fund                              8.47%
                  UMB Scout International Fund                        0.65%

         The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. Because the UMB Scout Bond Fund and the Money Market Funds invest primarily in debt securities that earn interest income and the UMB Scout International Fund invests primarily in foreign securities, either none or only a nominal portion of the dividends paid by such Funds will qualify for the corporate dividends-received deduction.

         The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

INVESTMENT IN COMPLEX SECURITIES. The Funds may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by a Fund (possibly causing a Fund to sell securities to raise the cash for necessary distributions) and/or defer a Fund's ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax. These rules could also affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund. For example:

         DERIVATIVES. A Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts. If a Fund makes these investments, under certain provisions of the Code, it may be required to mark-to-market these contracts and recognize for federal income tax purposes any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these provisions, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

         SECURITIES LENDING TRANSACTIONS. A Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

         TAX STRADDLES. A Fund's investment in options, futures, forwards, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

         CONVERTIBLE DEBT. Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

         SECURITIES PURCHASED AT DISCOUNT. A Fund is permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

         INVESTMENT IN TAXABLE MORTGAGE POOLS (EXCESS INCLUSION INCOME). REITs in which the UMB Scout Mid Cap Fund invests (if any) may hold residual interests in certain mortgage pooling vehicles formed as real estate mortgage investment conduits ("REMICs") and/or may enter into transactions that result in a portion of the REIT's assets qualifying as a "taxable mortgage pool" for U.S. federal income tax purposes. Also, a Fund may make direct investments in REMIC residual interests. The portion of a Fund's income received from REMIC residual interests, either directly or through an investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as "excess inclusion income") generally is required to be allocated by the Fund to the Fund's shareholders in proportion to the dividends paid to such shareholders with the same consequences as if the shareholders received the excess inclusion income directly.

Under these rules, a Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are exempt from tax on unrelated business taxable income. To the extent that Fund shares owned by "disqualified organizations" are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income allocable to Fund shares held by the broker/dealer or other nominee on behalf of the "disqualified organizations." The Funds expect that disqualified organizations own their shares. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the Fund's receipt of excess inclusion income. However, to the extent permissible under the 1940 Act, regulated investment companies such as the Funds are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

In addition, with respect to Fund shareholders who are not nominees, for Fund taxable years beginning on or after January 1, 2007, a Fund must report excess inclusion income to shareholders in two cases:

o If the excess inclusion income received by a Fund from all sources exceeds 1% of the Fund's gross income, it must inform the non-nominee shareholders of the amount and character of excess inclusion income allocated to them; and

o If a Fund receives excess inclusion income from a REIT whose excess inclusion income in its most recent tax year ending not later than nine months before the first day of the Fund's taxable year exceeded 3% of the REIT's total dividends, the Fund must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from such REIT.

Under these rules, the taxable income of any Fund shareholder can in no event be less that the sum of the excess inclusion income allocated to that shareholder and any such excess inclusion income cannot be offset by net operating losses of the shareholder. If the shareholder is a tax-exempt entity and not a "disqualified organization," then this income is fully taxable as unrelated business taxable income under the Code. Charitable reminder trusts do not incur UBTI by receiving excess inclusion income from the Fund. If the shareholder is a non-U.S. person, such shareholder would be subject to U.S. federal income tax withholding at a rate of 30% on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the shareholder is a REIT, a regulated investment company, common trust fund or other pass-through entity, such shareholder's allocable share of the Fund's excess inclusion income would be considered excess inclusion income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners that are disqualified organizations. Accordingly, investors should be aware that a portion of the Fund's income may be considered excess inclusion income.

Compliance with these requirements will require a Fund to obtain significant cooperation from the REITs in which it invests.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER. Each Fund may invest in securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.


ALTERNATIVE MINIMUM TAX (UMB SCOUT TAX-FREE MONEY MARKET FUND ONLY). Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax advisor before buying shares of this Fund.

TREATMENT OF INTEREST ON DEBT INCURRED TO HOLD FUND SHARES (UMB SCOUT TAX-FREE MONEY MARKET FUND ONLY). Interest on debt that shareholders incur to buy or hold Fund shares may not be deductible for federal income tax purposes. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.

STATUS OF SECURITIES AS TAX-EXEMPT (UMB SCOUT TAX-FREE MONEY MARKET FUND ONLY).

RISK OF LOSS OF FEDERAL EXEMPTION. Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.

RISK OF LOSS OF STATE EXEMPTION. As noted above, exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state's personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states. Two residents of the Commonwealth of Kentucky who paid income tax on the interest they earned on out-of-state municipal obligations brought suit against the state's Department of Revenue, claiming that the state's tax policy illegally burdened interstate commerce. In early 2006, a Kentucky Appellate Court agreed with these residents that the state's policy was unconstitutional. The Kentucky Supreme Court declined to review this decision, and the U.S. Supreme Court has now granted certiorari to hear this case in their 2007-2008 term (Davis v. Department of Revenue). The U.S. Supreme Court may reverse the Kentucky Appeals Court, in which case there will be no change in the operation of the Fund, or it may affirm the decision of this court, in which case Kentucky (and possibly all other states) may be required to give equal treatment to all municipal obligations. In the latter case, each state legislature will be required to assess its current tax policy that gives preferential treatment to in-state municipal obligations and pass new legislation that will either exempt all in-state and out-of-state municipal obligations from taxation or cause all of the interest earned on these obligations to become taxable for state tax reporting. This change to tax all municipal obligation interest, if made, would cause all of the exempt-interest dividends paid by a fund to be taxable to you on your state personal income tax return, and may cause the fund's NAV to decrease. In addition, any changes to the state taxation of exempt-interest dividends for personal income tax purposes may or may not affect corporate shareholders in a similar manner and the taxation of such exempt-interest dividends to corporate shareholders for state tax purposes could be substantially different than the taxation of such dividends to individual shareholders. The U.S. Supreme Court may also remand this case to the Kentucky Supreme Court or Appellate Court for further proceedings consistent with its ruling, in which case the outcome and impact of its decision will not be known until these proceedings are complete.

         BACKUP WITHHOLDING. By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

     o provide your correct social security or taxpayer identification number,
     o    certify that this number is correct,
     o    certify that you are not subject to backup withholding, and
     o    certify that you are a U.S. person (including a U.S. resident alien).

         A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the "Non-U.S. Investors" heading below.

         NON-U.S. INVESTORS. Non-U.S. investors (shareholders who, as to the United States, are a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership) may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

         IN GENERAL. The United States imposes a flat 30% withholding tax (or withholding tax at a lower treaty rate) on U.S. source dividends ,including on income dividends paid to you by a Fund, subject to certain exemptions for dividends designated as capital gain dividends, short-term capital gain dividends and interest-related dividends as described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

         EXEMPT-INTEREST DIVIDENDS. In general, exempt-interest dividends are not subject to U.S. withholding tax.

         CAPITAL GAIN DIVIDENDS & SHORT-TERM CAPITAL GAIN DIVIDENDS. In general, capital gain dividends designated by a Fund and paid from either long-term or short-term capital gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

         INTEREST-RELATED DIVIDENDS. Interest-related dividends designated by a Fund and paid from qualified net interest income are not subject to U.S. withholding tax. "Qualified interest income" includes, in general, U.S. source
(1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of a Fund's qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

         FURTHER LIMITATIONS ON TAX REPORTING FOR INTEREST-RELATED DIVIDENDS AND SHORT-TERM CAPITAL GAIN DIVIDENDS FOR NON-U.S. INVESTORS; SUNSET RULE. It may not be practical in every case for a Fund to designate, and each Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, a Fund's designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008 unless such exemptions are extended or made permanent.

         INVESTMENT IN U.S. REAL PROPERTY. A Fund may invest in equity securities of corporations that invest in U.S. real property, including Real Estate Investment Trusts (REITs). The sale of a U.S. real property interest by a Fund, or by a REIT or U.S. real property holding corporation in which the Fund invests, may trigger special tax consequences to the Fund's non-U.S. shareholders. The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC) such as a Fund, as follows:

     o The RIC is classified as a qualified investment entity. A "qualified investment entity" includes a RIC if, in general, more than 50% of the RIC's assets consists of interests in REITs and U.S. real property holding corporations;
     o You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution; and
     o If these conditions are met, Fund distributions to you are treated as gain from the disposition of a U.S. real property interest (USRPI), causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that you to file a nonresident U.S. income tax return.
     o In addition, even if you are a non-U.S. shareholder that owns 5% or less of a class of shares of a Fund classified as a qualified investment entity, Fund distributions to you attributable to gain realized by the Fund from disposition of USRPI will be treated as ordinary dividends (rather than short- or long-term capital gain) subject to withholding at a 30% or lower treaty rate.

         Because each Fund expects to invest less than 50% of its assets at all times, directly and indirectly, in U.S. real property interests, the Funds do not expect to pay any dividends that would be subject to FIRPTA reporting and tax withholding.

         NET INVESTMENT INCOME FROM DIVIDENDS ON STOCK AND FOREIGN SOURCE INTEREST INCOME CONTINUE TO BE SUBJECT TO WITHHOLDING TAX; EFFECTIVELY CONNECTED INCOME. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

         U.S. ESTATE TAX. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such provision is extended or made permanent. Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

         U.S. TAX CERTIFICATION RULES. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-U.S. shareholder must provide a Form W-8BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.


THIS DISCUSSION OF "DIVIDENDS, DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE AND DOES NOT PURPORT TO DEAL WITH ALL FEDERAL TAX CONSEQUENCES APPLICABLE TO ALL CATEGORIES OF INVESTORS, SOME OF WHICH MAY BE SUBJECT TO SPECIAL RULES. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR PARTICULAR CIRCUMSTANCES BEFORE MAKING AN INVESTMENT IN A FUND.

                               INVESTMENT ADVISOR

Pursuant to an Investment Advisory Agreement dated April 1, 2005, the Trust, on behalf of the Funds, employs Scout Investment Advisors, Inc. as the Funds' investment advisor. The Advisor provides professional portfolio managers who make all decisions concerning the investment and reinvestment of the assets of the Funds in accordance with each Fund's stated investment objective and policies. The Advisor is a wholly-owned subsidiary of UMB Bank, the Funds' custodian. UMB Bank and UMB Fund Services, Inc. ("UMBFS"), the Funds' administrator, fund accountant and transfer agent, are both wholly-owned subsidiaries of UMB Financial Corporation. As of June 30, 2007, assets under the management of UMB Bank and the Advisor were approximately $10.6 billion.

The following charts describe the annual investment advisory fee for each Fund.

                               ANNUAL RATE OF FEE ON FIRST $1 BILLION    ANNUAL RATE OF FEE ON AVERAGE DAILY
     FUND                           OF AVERAGE DAILY NET ASSETS             NET ASSETS OVER $1 BILLION
UMB Scout Stock Fund*                           0.60%                                  0.575%
UMB Scout Growth Fund*                          0.60%                                  0.575%
UMB Scout Mid Cap Fund*                         0.80%                                   0.70%
UMB Scout Small Cap Fund                        0.75%                                   0.65%
UMB Scout International Fund                    0.80%                                   0.70%
UMB Scout Bond Fund*                            0.57%                                   0.52%



                                                                          ANNUAL RATE OF FEE BASED ON
                          FUND                                              AVERAGE DAILY NET ASSETS
UMB Scout Money Market Fund - Federal Portfolio                                      0.30%
UMB Scout Money Market Fund - Prime Portfolio                                        0.34%
UMB Scout Tax-Free Money Market Fund                                                 0.30%


* The Advisor has entered into an agreement to limit fees and/or make expense payments through October 31, 2008 so that actual total annual fund operating expenses of the UMB Scout Stock Fund, the UMB Scout Growth Fund, the UMB Mid Cap Fund and the UMB Scout Bond Fund do not exceed 0.90%, 0.90%, 1.40% and 0.87%, respectively (the "Expense Limits"). Any time the annual total operating expenses of the UMB Scout Stock Fund, the UMB Scout Growth Fund, the UMB Mid Cap Fund and the UMB Scout Bond Fund are less than each Fund's respective Expense Limit on an annualized basis, the Advisor retains the right to seek reimbursement for any fees previously reduced to the extent that such reimbursement will not cause that Fund's annual total operating expenses to exceed its Expense Limit on an annualized basis. The UMB Scout Stock Fund, the UMB Scout Growth Fund, the UMB Mid Cap Fund and the UMB Scout Bond Fund are not obligated to reimburse the Advisor for fees that were reduced by the Advisor more than thirty-six months before the date of such reimbursement and no reimbursement will be sought for periods prior to October 31, 2006.

The aggregate investment advisory fees paid to the Advisor by each Fund during the three most recent fiscal years ended June 30 were:

                                                          2007                   2006                 2005(1)
                                                          ----                   ----                 ----
UMB Scout Stock Fund                                   $655,086(2)           $622,178 (3)            $887,565 (4)
UMB Scout Growth Fund                                  $65,851(2)            $45,428 (3)           $175,883 (4)
UMB Scout Mid Cap Fund                                 $32,144(2)               N/A(5)                N/A(5)
UMB Scout Small Cap Fund                               $4,904,542             $3,480,070            $1,608,822
UMB Scout International Fund                           $21,825,053           $15,450,144            $9,435,322
UMB Scout Bond Fund                                    $620,658(2)           $615,905 (3)          $609,337 (4)
UMB Scout Money Market Fund - Federal Portfolio
         and UMB Scout Money Market Fund -
         Prime Portfolio                               $2,947,608             $2,443,179            $3,706,576
UMB Scout Tax-Free Money Market Fund                    $397,399               $403,778              $703,228

(1) For the period from July 1, 2004 through March 31, 2005, investment advisory fees were calculated pursuant to a different advisory agreement.
(2) For the fiscal year ended June 30, 2007, investment advisory fees for the UMB Scout Growth Fund and UMB Scout Mid Cap Fund before any fee reduction, totaled $155,930 and $97,717, respectively. Under an agreement by the Advisor to limit its fees, the UMB Growth Fund and UMB Scout Mid Cap Fund paid the investment advisory fees shown. In addition, during the fiscal year ended June 30, 2007, the Advisor recovered previously reimbursed amounts of $19,890 for the UMB Scout Stock Fund and $2,383 for the UMB
     Scout Bond Fund. These recovered amounts are not included in the investment advisory fees shown above.
(3) For the fiscal year ended June 30, 2006, investment advisory fees for the UMB Scout Stock Fund, UMB Scout Growth Fund and UMB Scout Bond Fund before any fee reduction, totaled $658,848, $170,582, $651,207, respectively.
     Under an agreement by the Advisor to limit its fees, the UMB Scout Stock
     Fund, UMB Scout Growth Fund and UMB Scout Bond Fund paid the investment advisory fees shown.
(4) For the fiscal year ended June 30, 2005, investment advisory fees for the UMB Scout Stock Fund, UMB Scout Growth Fund and UMB Scout Bond Fund before any fee reduction, totaled $902,557, $201,641, $623,102, respectively.
     Under an agreement by the Advisor to limit its fees, the UMB Scout Stock
     Fund, UMB Scout Growth Fund and UMB Scout Bond Fund paid the investment advisory fees shown.
(5) The UMB Scout Mid Cap Fund commenced operations on October 31, 2006 and, therefore, no amounts were paid for the fiscal years ended June 30, 2006 and June 30, 2005.


The Advisor and/or Funds have entered into arrangements with financial services companies such as mutual fund supermarkets, retirement plan recordkeepers, and third party administrators that provide services to the Funds and their shareholders. These counterparties operate mutual fund trading platforms that provide the Funds with access to investors and, in that way, increase the distribution opportunities for the Funds. The Advisor makes payments out of its own assets to compensate counterparties for these arrangements. In addition, to the extent that the counterparties perform transaction and shareholder recordkeeping, account administration and other services that would otherwise be provided by the Funds' service providers, the Funds bear a portion of the costs of such arrangements.

The Board is responsible for overseeing the performance of each Fund's investment advisor and determining whether to approve, for an initial term, or renew, for subsequent terms, the Investment Advisory Agreement. Initial approval of the Investment Advisory Agreement requires the majority vote of the Board of Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party (the "Independent Trustees"), and approval of the outstanding voting securities, as that term is defined in the 1940 Act, of each Fund. Renewal of the agreement requires the majority vote of the Board of Trustees, including a majority of the Independent Trustees.

The Board, including all of the Independent Trustees, considered and unanimously approved a new Investment Advisory Agreement (the "Advisory Agreement") under which the Advisor continues to serve as the investment advisor to the Funds. In addition, at a shareholder meeting held on March 29, 2005, shareholders of each Fund approved the Advisory Agreement under which the Advisor serves as the Fund's investment advisor effective April 1, 2005. The Advisory Agreement's initial term was for two years and it will continue in effect for successive one year periods, provided that renewal is approved annually by a majority of the Board of Trustees, including a majority of the Independent Trustees.

A discussion regarding the basis for the Board of Trustees' approval of the Advisory Agreement of the Funds is available in the Funds' Annual Report to Shareholders for the period ended June 30, 2007.


                         POTENTIAL CONFLICTS OF INTEREST

The Advisor and its affiliates may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities and instruments as the Funds. As such, the Advisor and its affiliates or their clients are or may be actively engaged in transactions in the same securities and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities and instruments in which a Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When the Advisor or an affiliate seeks to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund.

Further, transactions in investments by one or more other accounts or clients advised by the Advisor may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions or advice for other accounts. When the Advisor or one of its other clients implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged.

                               PORTFOLIO MANAGERS

INVESTMENTS IN THE FUNDS

Information relating to a portfolio manager's ownership (including the ownership of his or her immediate family) in the Fund he or she manages as of June 30, 2007 is set forth in the chart below.

         UMB SCOUT STOCK FUND

         NAME OF PORTFOLIO MANAGER              DOLLAR RANGE OF SHARES OWNED
               James A. Reed, II                     $10,001 - $50,000
               James L. Moffett                             None
               William E. Cashman                    $10,001 - $50,000

         UMB SCOUT GROWTH FUND

                NAME OF PORTFOLIO MANAGER       DOLLAR RANGE OF SHARES OWNED
                      William B. Greiner             $10,001 - $50,000
                      Larry Valencia                        None

         UMB SCOUT MID CAP FUND

                NAME OF PORTFOLIO MANAGER       DOLLAR RANGE OF SHARES OWNED
                      Patrick Dunkerley              $50,001 - $100,000
                      Derek M. Smashey                      None

         UMB SCOUT SMALL CAP FUND

                NAME OF PORTFOLIO MANAGER       DOLLAR RANGE OF SHARES OWNED
                      Jason Votruba                  $50,001 - $100,000


         UMB SCOUT INTERNATIONAL FUND

               NAME OF PORTFOLIO MANAGER        DOLLAR RANGE OF SHARES OWNED
                      James L. Moffett               $100,001 - $500,000
                      Michael Stack                   $10,001 - $50,000
                      Gary Anderson                   $10,001 - $50,000
                      Michael Fogarty                 $10,001 - $50,000

         UMB SCOUT BOND FUND

                NAME OF PORTFOLIO MANAGER       DOLLAR RANGE OF SHARES OWNED
                      Gregory E. Jerzyk                      None

OTHER MANAGED ACCOUNTS

In addition to the Funds, some portfolio managers manage (i) other pooled investment vehicles and (ii) other accounts. The following table sets forth information regarding the total accounts for which each portfolio manager has the day-to-day management responsibilities.



NAME OF                   NUMBER OF ACCOUNTS MANAGED AND TOTAL
PORTFOLIO MANAGER         ASSETS BY CATEGORY AS OF JUNE 30, 2007
------------------------ -------------------------------------------------------
James L. Moffett         o  99 other accounts with $530,683,628 in total assets
                            under management.
------------------------ -------------------------------------------------------
James A. Reed, II        o  136 other accounts with $666,524,065 in total assets
                            under management.
------------------------ -------------------------------------------------------
William E. Cashman       o  234 other accounts with $347,596,033 in total assets
                            under management.
------------------------ -------------------------------------------------------
William B. Greiner       o  129 other accounts with $328,557,655 in total assets
                            under management.
------------------------ -------------------------------------------------------
Larry Valencia           o  209 other accounts with $459,363,662 in total assets
                            under management.
------------------------ -------------------------------------------------------
Patrick Dunkerley        o  None
------------------------ -------------------------------------------------------
Derek M. Smashey*        o  None
------------------------ -------------------------------------------------------
Jason Votruba            o  22 other accounts with $28,629,718 in total assets
                            under management.
------------------------ -------------------------------------------------------
Michael Stack            o  9 other accounts with $36,909,357 in total assets
                            under management.
------------------------ -------------------------------------------------------
Gary Anderson            o  None
------------------------ -------------------------------------------------------
Michael Fogarty          o  None
------------------------ -------------------------------------------------------

*    Mr. Smashey began his employment in October 2006.

NAME OF                     NUMBER OF ACCOUNTS MANAGED AND TOTAL
PORTFOLIO MANAGER           ASSETS BY CATEGORY AS OF SEPTEMBER 30, 2007
------------------------    ----------------------------------------------------
Gregory E. Jerzyk*       o  16 other accounts with $97,061,135 in total assets
                            under management.
------------------------    ----------------------------------------------------

* Because Mr. Jerzyk is a new portfolio manager, information is provided for a different time period. Mr. Jerzyk became the lead manager of the UMB Scout Bond Fund effective September 5, 2007.

COMPENSATION

The Advisor implements a strategic and comprehensive compensation plan for its portfolio managers that is competitive and within the norm of industry standards. The basic compensation structure combines a fixed base salary supplemented with a variable bonus plan that has the potential to equal base salary.

The Advisor places a strong emphasis on portfolio performance and believes the portfolio manager's compensation should be a reflection of the success provided to clients of the Advisor. This philosophy is the basis for offering an overall compensation structure in which performance-based compensation can equal base salary, providing the greatest incentive to align investment management to the client's success.

The bonus plan incorporates the investment performance of the management team and growth in assets under management generated by new business. Pre-tax investment performance accounts for 80% while new business generation accounts for 20% of the bonus plan structure.

Investment performance is evaluated on a 1-year and 3-year time frame based on two factors. Initially, performance is judged against the unmanaged benchmark index assigned to the investment strategy. Next, performance is measured relative to the median investment manager performance in the strategy's discipline according to Lipper. Finally, performance is assessed on whether the manager was able to achieve the top quartile of the strategy's discipline according to Lipper.

The Advisor employs an incentive stock option program. However, this program currently comprises a very small portion of overall compensation. The Advisor continually evaluates strategies to keep it competitive in overall compensation and align the structure directly to the success of the Advisor's clients. The Advisor does not enter into any employment contracts or non-compete agreements with any of its investment professionals.

POTENTIAL CONFLICTS OF INTEREST

The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The Advisor seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as equity or fixed income securities. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Funds. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

However, securities selected for funds or accounts other than a Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity, which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible Funds and accounts. The Advisor seeks to manage such potential conflicts by following procedures intended to provide a fair allocation of buy and sell opportunities among client accounts.

The structure of portfolio manager compensation may also give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales.

Finally, the management of personal accounts by the portfolio manager may give rise to potential conflicts of interest. The Funds' code of ethics is designed to address such conflicts.

The Funds have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

                              OFFICERS AND TRUSTEES

The officers of the Trust manage the day-to-day operations of the Funds. The Trust officers, as well as the Advisor, are subject to the direct supervision and control of the Board of Trustees. Under the applicable laws of Delaware, Trustees owe a fiduciary duty to the shareholders of the Funds. The Board is responsible for the overall management of the Funds, including general supervision of the Funds' investment activities and the Funds' various service providers.

The following is a list of the Trustees and senior officers of the Trust and their ages and business experience for the past five years.

INDEPENDENT TRUSTEES
                                                                                        Number of
                                                                                       Portfolios
                                                                     Principal           in Fund
                                 Positions    Term of Office       Occupation(s)         Complex    Other Director-
        Name, Address            Held with     and Length of       During Past 5       Overseen by   ships Held by
        and Birthdate              Fund         Time Served            Years             Trustee        Trustee
------------------------------ -------------- ---------------- ----------------------- ------------ ----------------
Andrea F. Bielsker             Trustee        Indefinite;      Chief Financial              9            None
c/o UMB Scout Funds                           until            Officer since 2007,
1010 Grand Boulevard                          successor        Brooke Credit
Kansas City, Missouri 64106                   elected.         Corporation; Senior
11/16/58                                                       Vice President,
                                              Served as a      Finance, Chief
                                              Trustee since    Financial Officer and
                                              2005             Treasurer, Great
                                                               Plains Energy Company
                                                               from 2002 to 2005

------------------------------ -------------- ---------------- ----------------------- ------------ ----------------
William E. Hoffman, D.D.S.     Trustee        Indefinite;      Orthodontist                 9            None
c/o UMB Scout Funds                           until
1010 Grand Boulevard                          successor
Kansas City, Missouri 64106                   elected.
04/11/38
                                              Served as a Trustee since 2000.
                                              Served as Director to predecessor
                                              funds organized as Maryland
                                              corporations since 1982.

------------------------------ -------------- ---------------- ----------------------- ------------ ----------------

Eric T. Jager                  Trustee        Indefinite;      President,                   9       Nygaard
4800 Main Street, Suite 600                   until            Windcrest In-                        Corporation
Kansas City, Missouri 64112                   successor        vestment Management,
06/19/43                                      elected.         Inc.; Executive Vice
                                                               President -
                                              Served as a      Investments, Bartlett
                                              Trustee since    and Company
                                              2000.  Served
                                              as Director to
                                              predecessor
                                              funds
                                              organized as
                                              Maryland
                                              corporations
                                              since 1987.
------------------------------ -------------- ---------------- ----------------------- ------------ ----------------

                                      -49-

                                                                                       Number of
                                                                                       Portfolios
                                                                     Principal           in Fund
                                 Positions    Term of Office       Occupation(s)         Complex    Other Director-
        Name, Address            Held with     and Length of       During Past 5       Overseen by   ships Held by
        and Birthdate              Fund         Time Served            Years             Trustee        Trustee
------------------------------ -------------- ---------------- ----------------------- ------------ ----------------

Stephen F. Rose                Trustee        Indefinite;      Chairman, Sun                9            None
c/o UMB Scout Funds            (Independent   until            Publications, Inc.
1010 Grand Boulevard           Chairman)      successor
Kansas City, Missouri 64106                   elected.
11/05/47
                                              Served as a Trustee since 2000.
                                              Served as Director to predecessor
                                              funds organized as Maryland
                                              corporations since 1989.

------------------------------ -------------- ---------------- ----------------------- ------------ ----------------

INTERESTED TRUSTEE

                                                                                       Number of
                                                                                        Portfolios
                                                                                         in Fund
                                               Term of Office                            Complex        Other
Name, Address and               Position(s)     and Length of  Principal Occupation     Overseen     Directorships
   Birthdate                   Held with Fund    Time Served    During Past 5 Years    by Trustee   Held by Trustee
----------------------------- --------------- ---------------- ----------------------- ------------ ----------------
William B. Greiner*           Trustee         Indefinite;      Chief Investment             9            None
c/o UMB Scout Funds                           until            Officer, UMB Bank,
1010 Grand Boulevard                          successor        n.a. and President
Kansas City, Missouri 64106                   elected          Scout Investment
03/05/54                                                       Advisors, Inc. since
                                              Served as a      2004; from 2003 to
                                              Trustee since    2004 managed private
                                              2005             accounts at True
                                                               North.  Prior to
                                                               2003, Chief
                                                               Investment Officer,
                                                               UMB Bank, n.a. and
                                                               Chairman of Scout
                                                               Investment Advisors,
                                                               Inc. since its
                                                               inception in 2001.
----------------------------- --------------- ---------------- ----------------------- ------------ ----------------


* Mr. Greiner is considered to be an "interested person" of the Trust under the 1940 Act due to his employment by UMB Bank, the parent company of the Advisor and an affiliate of the Funds' Distributor, transfer agent, administrator and fund accountant, and his employment by the Advisor, an affiliated person of the Funds.

                                      -50-


EXECUTIVE OFFICERS

                              Positions      Term of Office
    Name, Address and         Held with      and Length of
        Birthdate               Fund          Time Served           Principal Occupation(s) During Past 5 Years
--------------------------- -------------- ------------------- ------------------------------------------------------
Gary W. DiCenzo             President      Indefinite, until   Executive Vice President, UMB Bank, n.a. since
c/o UMB Scout Funds                        successor elected   2004.  From 2003 to 2004, Senior Vice President, UMB
1010 Grand Boulevard                                           Bank, n.a. Prior to 2003, Vice President, Driehaus
Kansas City, Missouri                      Served as           Capital Management.
64106                                      President since
10/27/62                                   2005; Vice
                                           President since
                                           2004
--------------------------- -------------- ------------------- ------------------------------------------------------
James. L. Moffett           Principal      Indefinite, until   Lead Portfolio Manager, UMB Scout International Fund
c/o UMB Scout Funds         Executive      successor elected   and co-Portfolio Manager UMB Scout Stock Fund;
1010 Grand Boulevard        Officer                            Chairman, Scout Investment Advisors, Inc. and
Kansas City, Missouri                      Served as a         Executive Vice President UMB Bank n.a. since 2001.
64106                                      Principal
03/27/41                                   Executive Officer
                                           since 2003
--------------------------- -------------- ------------------- ------------------------------------------------------
C. Warren Green             Treasurer      Indefinite, until   Chief Financial Officer, Scout Investment Advisors,
c/o UMB Scout Funds         and            successor elected   Inc. since June 2007 and Vice President and Chief
1010 Grand Boulevard        Principal                          Financial Officer, Asset Management Division, UMB
Kansas City, Missouri       Financial      Served as           Bank, n.a. since 2000.
64106                       Officer        Treasurer and
12/27/58                                   Principal
                                           Financial Officer
                                           since 2005
--------------------------- -------------- ------------------- ------------------------------------------------------
Constance E. Martin         Secretary      Indefinite, until   Accounting Operations Manager, UMB Fund Services,
c/o UMB Scout Funds                        successor elected   Inc. since December 2005; Brokerage Compliance,
1010 Grand Boulevard                                           Country Club Financial Services, Inc. from February
Kansas City, MO                            Served as           2004 to December 2005; Fiduciary Services
64106                                      Secretary since     Compliance, UMB Bank, n.a. and Compliance Officer,
09/30/61                                   February 2006,      UMB Scout Funds, from August 2003 to February 2004;
                                           respectively        Vice President & Director - Mutual Fund Client
                                                               Relations, Jones & Babson, Inc. from November 1986
                                                               to June 2003.
--------------------------- -------------- ------------------- ------------------------------------------------------
Bradley S. Kastler          Chief          Indefinite, until   Senior Vice President and served as Director of
c/o UMB Scout Funds         Compliance     successor elected   Financial Services Compliance since 2004; Chief
1010 Grand Boulevard        Officer                            Compliance Officer, Scout Investment Advisors since
Kansas City, Missouri                      Served as Chief     August 2004; from 2001 - 2004, Vice President and
64106                                      Compliance          Financial Services Audit Director, UMB Financial
03/01/63                                   Officer since 2004  Corporation.

--------------------------- -------------- ------------------- ------------------------------------------------------

TRUSTEE SHARE OWNERSHIP

The following tables provide the dollar range of equity securities beneficially owned by the Board members on December 31, 2006.


INDEPENDENT TRUSTEES

                                               DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
                                    WILLIAM E.
             FUND                     HOFFMAN         ERIC T. JAGER     STEPHEN F. ROSE   ANDREA F. BIELSKER
-------------------------------- ------------------ ------------------ ------------------ -------------------
                                 $10,001 - $50,000        None               None                None
UMB Scout Stock Fund
                                       None               None               None                None
UMB Scout Growth Fund
                                       None               None               None                None
UMB Scout Mid Cap Fund
                                 $10,001 - $50,000    $1 - $10,000       $1 - $10,000     $10,001 - $50,000
UMB Scout Small Cap Fund
                                 $10,001 - $50,000        None               None            $1 - $10,000
UMB Scout International Fund
                                   $1 - $10,000           None         $10,001 - $50,000         None
UMB Scout Bond Fund

UMB Scout Money Market Fund -          None               None               None                None
      Federal Portfolio

UMB Scout Money Market Fund -          None               None               None                None
      Prime Portfolio

UMB Scout Tax-Free Money
      Market Fund                      None         $10,001 - $50,000        None                None
-------------------------------- ------------------ ------------------ ------------------ -------------------
                                $10,001 - $50,000  $10,001 - $50,000  $10,001 - $50,000  $10,001 - $50,000

AGGREGATE DOLLAR RANGE OF
EQUITY SECURITIES IN ALL FUNDS
OVERSEEN WITHIN FUND COMPLEX

INTERESTED TRUSTEE

                                                      DOLLAR RANGE OF EQUITY
                                                     SECURITIES IN THE FUNDS
FUND                                                   WILLIAM B. GREINER
--------------------------------------------------------------------------------
UMB Scout Stock Fund                                          None
UMB Scout Growth Fund                                  $10,001 - $50,000
UMB Scout Mid Cap Fund                                        None
UMB Scout Small Cap Fund                                      None
UMB Scout International Fund                                  None
UMB Scout Bond Fund                                           None
UMB Scout Money Market Fund - Federal Portfolio               None
UMB Scout Money Market Fund - Prime Portfolio            Over $100,000
UMB Scout Tax-Free Money Market Fund                          None
--------------------------------------------------------------------------------
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL       Over $100,000
FUNDS OVERSEEN WITHIN FUND COMPLEX

The following table sets forth the securities of the Advisor or its control persons owned by the Independent Trustees and their immediate family members:

                         NAME OF OWNERS AND
                          RELATIONSHIPS TO                                         VALUE OF
   NAME OF TRUSTEE            TRUSTEE             COMPANY      TITLE OF CLASS     SECURITIES      PERCENT OF CLASS
----------------------- --------------------- ---------------- --------------- ------------------ ------------------
 Andrea F. Bielsker             None               None             None             None               None

 William E. Hoffman             None               None             None             None               None

 Eric T. Jager(1)          Joan Allison
                          Bartlett Jager -     UMB Financial       Common         $183,038.24          0.0022%
                               spouse           Corporation
 Stephen F. Rose                None               None             None             None                None

(1) The UMB Financial Corporation common stock is separate marital property of Ms. Jager and Mr. Jager specifically disclaims beneficial ownership of the stock.

AUDIT COMMITTEE. The Board of Trustees has established an Audit Committee and the Audit Committee is composed of all of the Independent Trustees. The Audit Committee met three times during the fiscal year ended June 30, 2007.

The Audit Committee has adopted a charter. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. According to its charter, the Audit Committee (1) oversees the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (2) oversees the quality and objectivity of the Fund's financial statements and the independent audit thereof; (3) approves, prior to appointment, the engagement of the Fund's independent auditors and, in connection therewith, reviews and evaluates the qualifications, independence and performance of the Fund's independent auditor; and (4) acts as a liaison between the Fund's independent auditors and the Fund's Board.

NOMINATING COMMITTEE. The Board of Trustees established a Nominating Committee made up of each of the Independent Trustees. The Nominating Committee did not meet during the fiscal year ended June 30, 2007. The Committee evaluates, from time to time, the appropriate size of the Board and recommends changes in size and composition, as deemed necessary; establishes processes for developing candidates for Independent Board members and conducts searches for qualified candidates; and recommends a slate of Independent Board members to be elected at Fund shareholders' meetings or nominees to fill Independent Board member vacancies on the Board, where and when appropriate. The Committee also evaluates candidates' qualifications and makes recommendations to the full Board, for positions as "interested" members on the Board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by "Qualifying Shareholders" (defined below) who provide appropriate background material about the candidate that demonstrates the candidate's ability to serve as a Trustee.

A Qualifying Shareholder is a shareholder that (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of a Fund's outstanding shares, (ii) has been a shareholder of 1/2 of 1% or more of a Fund's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee, and (iii) provides a written notice to the Nominating Committee containing the following information:

       (a) the name and address of the Qualifying Shareholder making the recommendation;
       (b) the number of shares of the Fund which are owned of record and beneficially by the Qualifying Shareholder and the length of time that the shares have been owned by the Qualifying Shareholder;
       (c) a description of all arrangements and understandings between the Qualifying Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made;
       (d) the name, age, date of birth, business address and residence address of the person or persons being recommended;

       (e) such other information regarding each person recommended as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board;
       (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the
           Funds, as defined in Section 2(a)(19) of the 1940 Act; and
       (g) the written consent of each person recommended to serve as a Trustee of the Funds if so nominated and elected/appointed.

A Qualifying Shareholder's written recommendation may be addressed to the Nominating Committee at the Funds' offices, 803 West Michigan Street, Suite A, Milwaukee, WI 53233. The Nominating Committee's intention is that the recommending shareholder demonstrate a significant and long term commitment to the Funds and its other shareholders and that his or her objectives in submitting a recommendation is consistent with the best interests of the Funds and their shareholders. If the Nominating Committee receives a recommendation from a Qualifying Shareholder during a time when no vacancy exists or is expected to exist in the near term and the recommendation otherwise contains all the information required, the Nominating Committee will retain such recommendation in its files until a vacancy exists or is expected to exist in the near term and the Nominating Committee commences its efforts to fill such vacancy.

COMPENSATION OF TRUSTEES. The following table shows the compensation received by the Independent Trustees for the fiscal year ended June 30, 2007.

                          Aggregate              Total Compensation
                          Compensation Per       For Serving on the
                          Fund For Serving on    Board Paid to
Name of Trustee           the Board(1)           Trustees(2)
------------------------- ---------------------- -----------------------
William B. Greiner(3)              --                      --
------------------------- ---------------------- -----------------------
Andrea F. Bielsker               $3,889                 $35,000
------------------------- ---------------------- -----------------------
William E. Hoffman               $3,889                 $35,000
------------------------- ---------------------- -----------------------
Eric T. Jager                    $3,889                 $35,000
------------------------- ---------------------- -----------------------
Stephen F. Rose                  $5,000                 $45,000
------------------------- ---------------------- -----------------------

(1) The amount in this column represents the approximate amount that an Independent Trustee received on a per Fund basis. The amount is calculated by dividing the aggregate fee paid to the Trustee by the number of Funds.
(2) The amounts reported in this column reflect the total compensation paid to each Trustee for his/her services as a Trustee of each of the funds in existence during the fiscal year ended June 30, 2007.
(3) Mr. Greiner, as an "interested trustee," does not receive compensation for his services as Trustee.



                 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES

Control persons are persons deemed to control a Fund because they own beneficially over 25% of the outstanding equity securities. Principal holders are persons that own beneficially 5% or more of a Fund's outstanding equity securities. As of September 30, 2007, the Funds were aware that the following persons or entities owned a controlling interest or owned of record 5% or more of the outstanding shares of each of the Funds:

                              UMB SCOUT STOCK FUND

UMBSC & Co.*, P.O. Box 419260; Kansas City, Missouri 64141-6260, 30.59%; Mitra & Co.*, 11270 West Park Place, Suite 400, Milwaukee, WI 53224, 31.20%.

                              UMB SCOUT GROWTH FUND

UMBSC & Co.*, P.O. Box 419260, Kansas City, Missouri 64141-6260, 74.88%; Mitra Co.*, 11270 West Park Place, Suite 400, Milwaukee, Wisconsin 53224, 12.83%.

                             UMB SCOUT MID CAP FUND

UMBSC & Co.*, P.O. Box 419260, Kansas City, Missouri 64141-6260, 48.83%; UMB Financial Corporation, 1010 Grand Avenue, Kansas City, Missouri 64106, 39.30%.

                            UMB SCOUT SMALL CAP FUND

UMBSC & Co.*, P.O. Box 419260, Kansas City, Missouri 64141-6260, 6.57%; Charles Schwab & Co. Inc.*, 101 Montgomery Street, San Francisco, California 94104, 51.35%; National Financial Services Corp.*, P.O. Box 3908, New York, NY 10008-3908, 18.95%.

                          UMB SCOUT INTERNATIONAL FUND

Charles Schwab & Co., Inc.*, 101 Montgomery Street, San Francisco, California 94104, 72.01%; National Financial Services Corp.*, P.O. Box 3908, New York, NY 10008-3908, 9.18%.

                               UMB SCOUT BOND FUND

UMBSC & Co.*, P.O. Box 419260, Kansas City, Missouri 64141-6260, 62.64%; Mitra & Co.*, 11270 West Park Place, Suite 400, Milwaukee, WI 53224, 20.41%.

                 UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO

UMB Bank, n.a.*, 928 Grand Boulevard, Kansas City, Missouri 64106, 86.49%; National Financial Services Corp.*, P.O. Box 3908, New York, New York, 10008-3908, 10.89%.

                  UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO

UMB Bank, n.a.*, 928 Grand Boulevard, Kansas City, Missouri 64106, 72.31%; National Financial Services Corp.*, P.O. Box 3908, New York, New York, 10008-3908, 21.58%.

                      UMB SCOUT TAX-FREE MONEY MARKET FUND

UMB Bank, n.a.*, 928 Grand Boulevard, Kansas City, Missouri 64106, 88.05%; National Financial Services Corp.*, P.O. Box 3908, New York, New York, 10008-3908, 8.04%.

*    Shareholder of record, not beneficial owner.

As of September 30, 2007, the Board of Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund.

                        ADMINISTRATOR AND FUND ACCOUNTANT

UMBFS, 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233 has agreed to provide administrative and fund accounting services to the Funds under an Administration and Fund Accounting Agreement dated April 1, 2005 between UMBFS and the Trust, on behalf of the Funds (the "Administration Agreement"). UMBFS is the parent of the Funds' Distributor. UMBFS is also a direct subsidiary of UMB Financial Corporation, the parent company of UMB Bank, the Funds' custodian, and indirect parent of the Advisor. UMBFS' services include, but are not limited to, the following: calculating daily net asset values for the Funds; assisting in preparing and filing all federal income and excise tax filings; overseeing the Funds' fidelity insurance relationships; preparing notice and renewal securities filings pursuant to state securities laws; compiling data for and preparing notices to the SEC; preparing financial statements for the annual and semi-annual reports to the SEC and current investors; monitoring the Funds' expenses; monitoring the Funds' status as a regulated investment company under Subchapter M of the Code; monitoring compliance with the Funds' investment policies and restrictions and generally assisting the Funds' administrative operations.

UMBFS furnishes office space and all necessary office facilities, equipment, supplies, and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. The Administration Agreement continues in effect until terminated. The Administration Agreement may be terminated, without payment of any penalty (i) by mutual consent of UMBFS and the Trust, or (ii) by UMBFS or the Trust upon not less than 60 days' written notice to the other party, which notice may be waived by the party entitled to notice. Under the Administration Agreement, UMBFS is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Administration Agreement, except for a loss resulting from willful misfeasance, bad faith or negligence on the part of UMBFS in the performance of its duties or reckless disregard of its obligations and duties. In the Administration Agreement it is also provided that UMBFS may provide similar services to others, including other investment companies.

For the foregoing, UMBFS receives a fee from the Trust on the value of each Fund computed daily and payable monthly, at the annual rate of 0.10% of the Funds' average annual net assets up to $250 million, 0.075% of the Funds' average annual net assets on the next $250 million, 0.05% of the Funds' average annual net assets on the next $250 million, 0.03% of the Funds' average annual net assets over $750 million. The Trust also covers certain of UMBFS' out-of-pocket expenses.

For the fiscal year ended June 30, 2007, the Trust paid UMBFS $4,256,919 for its services. For the fiscal year ended June 30, 2006, the Trust paid UMBFS $3,524,183 for its services. Regarding the fiscal year ended June 30, 2005, for the period from April 1, 2005 to June 30, 2005, the Trust paid UMBFS $600,148 for its services. For the period from July 1, 2004 to March 31, 2005, the Funds were subject to a different administration and fund accounting agreement under which the Advisor paid UMBFS $1,607,649 for services provided under that agreement.

                                   DISTRIBUTOR

Under a Distribution Agreement with the Trust, on behalf of the Funds, dated May 19, 2001, as amended, the Distributor, 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233, acts as distributor for the Funds and acts as exclusive agent for the Funds in selling their shares to the public. The Distributor is an affiliate of the Advisor. The Distributor shall offer shares of the Funds on a continuous basis and may engage in advertising and solicitation activities in connection therewith. The Distributor also reviews advertisements and acts as liaison for broker-dealer relationships. The Distributor is not obligated to sell any certain number of shares of the Funds, and does not receive any fee or other compensation from the Trust or any Fund under the Distribution Agreement.

The Distribution Agreement continued in effect until May 19, 2002, and will continue automatically for successive annual periods ending each May 19, if continued at least annually by the Board of Trustees, including a majority of Independent Trustees. The Distribution Agreement terminates automatically if assigned by either party or upon 60 days' written notice by either party to the other.

                                 TRANSFER AGENT

The Trust, on behalf of the Funds, has entered into an agreement with UMBFS to provide transfer agency and dividend payment services to the Funds, including, but not limited to, the maintenance of a shareholder accounting and transfer agency system, and such other items as are incidental to corporate administration. UMBFS is located at 803 West Michigan Street, Milwaukee, Wisconsin 53233. UMBFS is compensated on a per-fund, per-account and transactional basis, plus out-of-pocket expenses.

                                    CUSTODIAN

The Trust has entered into a Custody Agreement with UMB Bank under which UMB Bank holds the Funds' assets for safekeeping. This means the bank, rather than the Funds, has possession of the Funds' cash and securities. As directed by the Funds' officers and portfolio managers, UMB Bank delivers cash to those who have sold securities to the Funds in return for such securities, and to those who have purchased portfolio securities from the Funds, it delivers such securities in return for their cash purchase price. It also collects income directly from issuers of securities owned by the Funds and holds this for payment to shareholders after deduction of the Funds' expenses. UMB Bank is located at 1010 Grand Boulevard, Kansas City, Missouri, 64141, and is the sole shareholder of the Advisor. For the foregoing, UMB Bank receives a fee from the Trust based on the value of each Fund computed once a month, at the annual rate of 0.05% of the assets in the custody account. In addition, the Trust shall reimburse UMB Bank for out-of-pocket expenses incurred in connection with the Custody Agreement.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds' financial statements are audited annually by the independent registered public accounting firm approved by the Board of Trustees each year. BKD, LLP, 2800 Post Oak Boulevard, Suite 3200, Houston, Texas 77056-3049, is the Funds' present independent registered public accounting firm.

                                  FUND COUNSEL

Stradley, Ronon, Stevens & Young, LLP, with offices at 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

                        GENERAL INFORMATION AND HISTORY

The Trust currently has nine series: UMB Scout Stock Fund, UMB Scout Growth Fund (formerly the UMB Scout Stock Select Fund), UMB Scout Mid Cap Fund, UMB Scout Small Cap Fund, UMB Scout International Fund (formerly, the UMB Scout WorldWide
Fund), UMB Scout Bond Fund, UMB Scout Money Market Fund - Federal Portfolio, UMB Scout Money Market Fund - Prime Portfolio and UMB Scout Tax-Free Money Market Fund. The Trust was organized as a statutory trust in Delaware on January 27, 2000 and began with two series, which have subsequently been liquidated. One of the current series, the UMB Scout Small Cap Fund series was created on January 24, 2001 to become the successor to UMB Scout Regional Fund, Inc., which was reorganized into the UMB Scout Small Cap Fund on July 1, 2001.

On April 1, 2005, the Trust created additional series to become the successor funds to funds within the UMB Scout Funds family that were previously organized as Maryland corporations. The shareholders of the Funds previously organized as Maryland corporations approved the reorganization of their respective Funds into series of the Trust. The UMB Scout Stock Fund series became the successor fund of the UMB Scout Stock Fund, Inc. series bearing the same name. The UMB Scout Growth Fund series became the successor fund of the UMB Scout Stock Fund, Inc. series named the UMB Scout Stock Select Fund. The UMB Scout International Fund, the UMB Scout Bond Fund, and the UMB Scout Tax-Free Money Market Fund series became the successor funds to UMB Scout International Fund, Inc., UMB Scout Bond Fund, Inc., and UMB Scout Tax-Free Money Market Fund, Inc., respectively. The UMB Scout Money Market Fund - Federal Portfolio and the UMB Scout Money Market Fund - Prime Portfolio series became the successor funds of the UMB Scout Money Market Fund, Inc. series bearing the same names. On October 31, 2006, the Trust created UMB Scout Mid Cap Fund series.

Beginning July 17, 2007, each of the Money Market Funds issued two separate classes of shares: Investor Class shares and Service Class shares. All outstanding Money Market Fund shares were designated as Investor Class shares on July 17, 2007 and Investor Class shares continue to be available for direct purchase. The new Service Class shares, which are subject to annual Rule 12b-1 distribution and service fees, will be offered for use in cash sweep arrangements for clients of banks, trust companies and broker-dealers, including UMB Bank and its affiliates.

Each series of the Trust represents interests in a separate portfolio of investments and is subject to separate liabilities. Shares of each series are entitled to vote as a series only to the extent required by the 1940 Act or as permitted by the Trustees. The beneficial interest of each series is divided into an unlimited number of shares, with no par value. Each share has equal dividend, voting, liquidation and redemption rights except that the shares of each Fund have sole voting rights with respect to matters that only affect holders of that series, and that shares of each Class of a Fund have sole voting rights with respect to matters that only affect the holders of that Class, such as the right to vote on issues associated with the Rule 12b-1 Plan for the Service Class shares of the Money Market Funds. There are no conversion or preemptive rights. Shares, when issued, will be fully paid and nonassessable. Fractional shares have proportional voting rights. Shares will be maintained in open accounts on the books of the transfer agent, and certificates for shares will generally not be issued. The Trust does not intend to hold regular annual shareholder meetings. Upon the Trust's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series. If they deem it advisable and in the best interests of shareholders, the Trustees may create additional series of shares and may create multiple classes of shares of each series, which may differ from each other as to expenses and dividends.

NON-CUMULATIVE VOTING. All of the Funds' shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Trustees.

TRADEMARKS. Each of the Funds is authorized to use the words "UMB" and "Scout" in its name, and may use the Scout design, so long as Advisor continues as its investment advisor.

CODE OF ETHICS. The Trust, the Advisor and the Distributor have each adopted a code of ethics, to the extent required by federal securities laws. Under each code of ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that may be purchased or sold by any Fund, subject to certain general restrictions and procedures.

SUMMARY OF PROXY VOTING PROCEDURES. The Board of Trustees has delegated authority for making voting decisions with respect to Fund portfolio securities to the Advisor. The Advisor has adopted a Proxy Voting Policy (the "Policy"), as well as General Proxy Voting Standards and Guidelines (the "Guidelines") that provide as follows:

     o The Policy provides that voting rights shall be exercised on all decisions that have any effect on the value of the security, and shall be exercised so as to maximize and protect the value of the security, looking at both the short-term and long-term consequences.

     o The Policy also provides that decisions regarding the voting of proxies shall be made solely in the interest of the shareholders of the Funds. The exclusive purpose shall be to provide benefits to Fund shareholders by considering those factors that affect the value of the security.

     o The Policy also provides that voting rights shall be exercised to give the greatest benefit to the shareholder. In exercising voting rights, there shall be no undue prejudice in favor of management. Proposals designed solely to benefit or protect the welfare of directors, officers or other individuals shall be opposed.

The Guidelines address proxy voting on particular types of matters such as elections of directors, engagement of auditors, directors' insurance and charitable giving.

Should a conflict of interest arise between the Advisor and the interests of the Funds' shareholders, the proxies shall be voted strictly in accordance with the written guidelines established by the Advisor's Board of Directors. If the Advisor's guidelines are not sufficiently specific to determine how the vote should be cast and there exists a material conflict of interest, the proxies will be voted by a third party that is not affiliated with and independent of the Advisor.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, is available without charge, upon request, by calling 1-800-996-2862 or by accessing the SEC's website at www.sec.gov.

                        FIXED INCOME SECURITIES RATINGS

STANDARD & POOR'S CORPORATION (S&P(R)):

     AAA - HIGHEST GRADE. These securities possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates, and hence provide the maximum safety on all counts.

     AA - HIGH GRADE. Generally, these bonds differ from AAA issues only in a small degree. Here too, prices move with the long-term money market.

     A - UPPER-MEDIUM GRADE. They have considerable investment strength, but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S):

     Aaa - BEST QUALITY. These securities carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large, or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - HIGH QUALITY BY ALL STANDARDS. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater.

     A - UPPER-MEDIUM GRADE. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


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     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range rating; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.


FITCH INVESTORS SERVICE:

Debt instruments rated "AAA," "AA," "A," "BBB" are considered to be investment grade.

     AAA Highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA+, AA OR AA- Investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA".

     A+, A OR A- Investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB+, BBB OR BBB- Investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB+, BB OR BB- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B+, B OR B- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC+, CCC OR CCC- Bonds have certain identifiable characteristics which if not remedied may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time. C Bonds are in imminent default of payment of interest or principal.

     DDD, DD OR D Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds. "D" represents the lowest potential for recovery.


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

     NR Indicated that Fitch does not rate the specific issue.

                 DESCRIPTION OF TAXABLE COMMERCIAL PAPER RATINGS

MOODY'S - Moody's commercial paper rating is an opinion of the ability of an issuer to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's has one rating - prime. Every such prime rating means Moody's believes that the commercial paper note will be redeemed as agreed. Within this single rating category are the following classifications:

         PRIME - 1 HIGHEST QUALITY
         PRIME - 2 HIGHER QUALITY
         PRIME - 3 HIGH QUALITY

The criteria used by Moody's for rating a commercial paper issuer under this graded system include, but are not limited to the following factors:

(1)  evaluation of the management of the issuer;
(2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas;
(3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4)  liquidity;
(5)  amount and quality of long-term debt;
(6)  trend of earnings over a period of ten years;
(7) financial strength of a parent company and relationships which exist with the issuer; and
(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

S&P(R) - Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely repayment of debt having an original maturity of no more than 270 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

     "A" - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

     "A-1" - This designation indicates that the degree of safety regarding timely payment is very strong.

     "A-2" - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming.

     "A-3" - Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     "B" - Issues rated "B" are regarded as having only an adequate capacity for timely payment. Furthermore, such capacity may be damaged by changing conditions or short-term adversities.

     "C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     "D" - This rating indicates that the issuer is either in default or is expected to be in default upon maturity.

FITCH:

     F1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for payment.

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     F1   Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than "F1+."

     F2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F I +" and "F I".

     F3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance of timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     F5 Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance of timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     D Default. Issues assigned this rating have characteristics suggesting a minimal degree of assurance of timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     LOC The symbol LOC indicated that the rating is based upon a letter of credit default issued by a commercial bank.

                          MUNICIPAL SECURITIES RATINGS

The ratings of bonds by Moody's and Standard and Poor's Corporation represent their opinions of quality of the municipal bonds they undertake to rate. These ratings are general and are not absolute standards. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

Both Moody's and S&P(R)'s Municipal Bond Ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighted in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity and quality of the pledged revenues available to pay debt service.

Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other factors are important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P(R)'s judgment as to the issuer's capacity for the timely payment of debt service, in certain instances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program, federal or state guaranty, or the automatic withholding and use of state aid to pay the defaulted debt service.

S&P(R) RATINGS:

AAA PRIME - These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

         GENERAL OBLIGATION BONDS - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

         REVENUE BONDS - Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance


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         of additional bonds, debt service, reserve requirements) are rigorous.
         There is evidence of superior management.

AA - HIGH GRADE - The investment characteristics of general obligation and revenue bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated "AA" have the second strongest capacity for payment of debt service.

A - GOOD GRADE - Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

         GENERAL OBLIGATION BONDS - There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

         REVENUE BONDS - Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

MOODY'S RATINGS OF MUNICIPAL BONDS:

     AAA - Bonds which are rated Aaa are judged to be of the best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large, or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA - Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

MOODY'S RATINGS OF MUNICIPAL NOTES:

     MIG 1: The best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad based access to the market for refinancing, or both.

     MIG 2: High quality, with margins of protection ample, although not so large as in the preceding group.

     MIG 3: Favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.


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